Filed Pursuant to Rule 497(c) File Nos. 2-98772 and 811-04347
GMO Trust

Prospectus

June 30, 2009

GMO Trust offers a broad selection
of investment alternatives to investors.

U.S. Equity Funds

— U.S. Core Equity Fund
— Tobacco-Free Core Fund
— Quality Fund
— U.S. Intrinsic Value Fund
— U.S. Growth Fund
— U.S. Small/Mid Cap Value Fund
— U.S. Small/Mid Cap Growth Fund
— Real Estate Fund
— Tax-Managed U.S. Equities Fund

International Equity Funds

— International Core Equity Fund
— International Intrinsic Value Fund
— International Growth Equity Fund
— Developed World Stock Fund
— Currency Hedged International Equity Fund
— Foreign Fund
— Foreign Small Companies Fund
— International Small Companies Fund
— Emerging Markets Fund
— Emerging Countries Fund
— Tax-Managed International Equities Fund

Fixed Income Funds

— Core Plus Bond Fund
— International Bond Fund
— Currency Hedged International Bond Fund
— Global Bond Fund
— Emerging Country Debt Fund
— Short-Duration Investment Fund
— Short-Duration Collateral Share Fund
— Inflation Indexed Plus Bond Fund
— U.S. Treasury Fund
— Asset Allocation Bond Fund
— Asset Allocation International Bond Fund
— World Opportunity Overlay Share Fund

Asset Allocation Funds

— U.S. Equity Allocation Fund
— International Equity Allocation Fund
— International Opportunities Equity Allocation Fund
— Global Equity Allocation Fund
— World Opportunities Equity Allocation Fund
— Global Balanced Asset Allocation Fund
— Strategic Opportunities Allocation Fund
— Benchmark-Free Allocation Fund
— Alpha Only Fund

Information about other funds and share classes offered by GMO Trust is contained in separate prospectuses.

Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES

This section contains a summary of the investment objective, principal investment strategies, principal risks, performance, and fees and expenses for series of GMO Trust listed on the cover page of this Prospectus (the “Funds” or the “GMO Funds”). The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Funds’ investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI.

Fundamental Investment Objectives/Policies.  The GMO Trust Board of Trustees (“Trustees”) may change a Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Only U.S. Core Equity Fund, U.S. Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund have investment objectives that are fundamental.

Tax Consequences and Portfolio Turnover.  Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds’ investment manager (the “Manager” or “GMO”), is not obligated to, and generally will not, consider tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause a Fund to trade more frequently at some times than at others. High turnover rates may adversely affect a Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders.

Certain Definitions.  When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in another Fund or by investing in derivatives and synthetic instruments. When used in this Prospectus, (i) the term “equity investments” refers to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts, and (ii) the term “total return” includes capital appreciation and income.

Fund Name Policies.  To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, some Funds have adopted policies of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each policy, a “Name Policy”). Each such Fund’s Name Policy is described in the “Principal investment strategies” section of its summary. See also “Name Policies” for more information regarding each such Fund’s Name Policy.

Principal Risks.  Investing in mutual funds involves risk, including the risk that the Manager’s strategies and techniques will fail to produce the desired results (see “Management of the Trust” for a description of the Manager and “Description of Principal Risks — Management Risk” for a more detailed discussion of this risk). Each Fund is subject to risks based on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. You should refer to “Description of Principal Risks” in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds.

Besides the principal risks described in this Prospectus, a Fund may be exposed to other risks. The Funds are subject to the risk that war, terrorism, and related geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Funds’ investments. See “Description of Principal Risks — Market Disruption and Geopolitical Risk” for a more detailed discussion of this risk. The Funds also are subject to the risk that the GMO Funds or other funds in which the Fund invests will not perform as expected. See “Description of Principal Risks — Fund of Funds Risk” for a more detailed description of this risk.

In addition, shares of the Funds often are held by large shareholders, such as institutional investors and asset allocation funds, who, when purchasing or redeeming Fund shares in large amounts and/or on a frequent basis, may cause a Fund to purchase portfolio securities to invest cash or sell portfolio securities to satisfy redemption requests. These purchases and sales could adversely affect the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. Each Fund that invests in other GMO Funds having large shareholders is indirectly subject to this risk. See “Description of Principal Risks — Large Shareholder Risk” for a more detailed discussion of this risk.

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Unaffiliated Money Market Funds.  Each of the Funds (other than Short-Duration Collateral Share Fund and World Opportunity Overlay Share Fund) may invest in unaffiliated money market funds. Each of the Asset Allocation Funds, the Fixed Income Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund), Emerging Countries Fund and Tax-Managed U.S. Equities Fund may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Investments by those Funds in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, each of the Funds (other than Short-Duration Collateral Share Fund and World Opportunity Overlay Share Fund) may (but is not required to) invest in U.S. Treasury Fund.

Benchmarks.  In some cases, the “Benchmark” section of a Fund summary states that a Fund seeks to outperform its benchmark. There can be no assurance that this goal will be achieved. Each Fund’s benchmark and “outperformance goal” speaks only as of the date of this Prospectus and may change from time to time without notice to shareholders.

Fund Codes.  See “Fund Codes” on the inside back cover of this Prospectus for information regarding each Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares in any state where they may not lawfully be offered.

1

U.S. EQUITY FUNDS

 GMO U.S. CORE EQUITY FUND
Fund Inception Date: 9/16/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $458 million to $338.4 billion.

The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

2

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 16.59% (2Q2003)
Lowest Quarter: −17.14% (3Q2002)
Year-to-Date (as of 3/31/09): −9.46%
Average Annual Total Returns*
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				9/18/85

Return Before Taxes	−30.29%	−2.51%	−0.16%	10.39%

Return After Taxes on Distributions	−30.47%	−3.29%	−1.72%	7.38%

Return After Taxes on Distributions and Sale of Fund Shares	−19.39%	−2.00%	−0.48%	7.82%

S&P 500 Index	−37.00%	−2.19%	−1.38%	9.69%

Class IV				1/9/98

Return Before Taxes	−30.24%	−2.45%	−0.11%	2.35%

S&P 500 Index	−37.00%	−2.19%	−1.38%	1.44%

Class VI				6/30/03

Return Before Taxes	−30.28%	−2.42%	N/A	0.21%

S&P 500 Index	−37.00%	−2.19%	N/A	0.55%

* As of the date of this Prospectus, no Class V shares of the Fund or its predecessor have been outstanding since February 11, 2005. Class V shares would be invested in the same portfolio of securities as Class III shares. Annual returns would principally differ to the extent Class V shares do not have the same expenses as Class III shares.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.31%	0.31%	0.31%	0.31%
Shareholder service fee	0.15%	0.10%	0.085%	0.055%
Other expenses	0.02%[1]	0.02%[1]	0.02%[1]	0.02%[1]
Total annual operating expenses	0.48%	0.43%	0.42%	0.39%
Expense reimbursement	(0.02%)[2]	(0.02%)[2]	(0.02%)[2]	(0.02%)[2]
Net annual expenses	0.46%	0.41%	0.40%	0.37%
1 “Other expenses” reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (“underlying funds”) for the fiscal year ended February 28, 2009 and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class III	$47	$154	$271	$613
Class IV	$42	$138	$243	$552
Class V	$41	$133	$233	$528
Class VI	$38	$123	$217	$491

** After reimbursement

3

 GMO TOBACCO-FREE CORE FUND
Fund Inception Date: 10/31/91

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. For purposes of this Prospectus, the term “tobacco-free companies” refers to companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $458 million to $338.4 billion.

The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

4

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 15.80% (2Q2003)
Lowest Quarter: −17.27% (3Q2002)
Year-to-Date (as of 3/31/09): −9.15%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.
Class III				10/31/91

Return Before Taxes	−28.66%	−2.26%	−0.14%	8.15%

Return After Taxes on Distributions	−28.83%	−3.17%	−1.53%	5.44%

Return After Taxes on Distributions and Sale of Fund Shares	−18.36%	−1.85%	−0.49%	5.88%

S&P 500 Index	−37.00%	−2.19%	−1.38%	7.09%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.42%	[1]
Acquired fund fees & expenses (underlying fund expenses)	0.01%	[2]
Total annual operating expenses	0.91%
Expense reimbursement	(0.42%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.49%

1 “Other expenses” have been restated to reflect current fees.

2 “The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$50	$248	$463	$1,081

* After reimbursement

5

 GMO QUALITY FUND
 (formerly known as GMO U.S. Quality Equity Fund)
Fund Inception Date: 2/6/04

Investment objective
The Fund seeks high total return through investment in equities the Manager believes to be high quality.

Principal investment strategies
The Fund may make security investments in companies whose stocks are traded in any of the world’s securities markets.

The Manager relies principally on proprietary models, both quantitative and fundamental, to evaluate a company’s quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity and revenues).

The Manager seeks to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals.

The Manager also uses proprietary techniques to adjust the Fund’s portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund may hold fewer than 100 stocks. The Fund does not seek to control risk relative to the S&P 500 Index, MSCI ACWI (All Country World Index) Index, or any other securities market index or benchmark.

The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. The Fund may make investments in emerging countries. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. In addition, while each GMO Fund is exposed to some level of management risk, that risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Focused Investment Risk – Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

6

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance. The performance information (before and after taxes) for all periods was achieved prior to the change in the Fund’s principal investment strategies, effective June 1, 2009.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 7.92% (3Q2006)
Lowest Quarter: −13.13% (4Q2008)
Year-to-Date (as of 3/31/09): −8.34%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				2/6/04

Return Before Taxes	−24.12%	N/A	N/A	−1.55%

Return After Taxes on Distributions	−24.40%	N/A	N/A	−1.91%

Return After Taxes on Distributions and Sale of Fund Shares	−15.24%	N/A	N/A	−1.26%

S&P 500 Index	−37.00%	N/A	N/A	−2.80%

Class IV				2/6/04

Return Before Taxes	−24.08%	N/A	N/A	−1.51%

S&P 500 Index	−37.00%	N/A	N/A	−2.80%

Class V				12/8/06

Return Before Taxes	−24.07%	N/A	N/A	−9.45%

S&P 500 Index	−37.00%	N/A	N/A	−17.67%

Class VI				12/8/06

Return Before Taxes	−24.04%	N/A	N/A	−9.42%

S&P 500 Index	−37.00%	N/A	N/A	−17.67%

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class IV		Class V		Class VI

Management fee	0.33%		0.33%		0.33%		0.33%
Shareholder service fee	0.15%		0.105%		0.085%		0.055%
Other expenses	0.02%	[1]	0.02%	[1]	0.02%	[1]	0.02%	[1]
Total annual operating expenses	0.50%		0.46%		0.44%		0.41%
Expense reimbursement	(0.02%	)[2]	(0.02%	)[2]	(0.02%	)[2]	(0.02%	)[2]
Net annual expenses	0.48%		0.44%		0.42%		0.39%

1 “Other expenses” reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (“underlying funds”) for the fiscal year ended February 28, 2009 and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.
Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$158	$278	$626
Class IV	$45	$143	$251	$566
Class V	$43	$137	$240	$541
Class VI	$40	$127	$223	$504
* After reimbursement

7

 GMO U.S. INTRINSIC VALUE FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $103 million to $338.4 billion.

The Fund’s benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by Russell Investments. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

8

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Intrinsic Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Intrinsic Value Fund and reflects GMO Intrinsic Value Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 19.25% (2Q2003)
Lowest Quarter: −18.29% (4Q2008)
Year-to-Date (as of 3/31/09): −12.39%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				8/2/99

Return Before Taxes	−33.80%	−2.90%	N/A	0.73%

Return After Taxes on Distributions	−34.02%	−4.75%	N/A	−0.70%

Return After Taxes on Distributions and Sale of Fund Shares	−21.62%	−2.30%	N/A	0.50%

Russell 1000 Value Index	−36.85%	−0.79%	N/A	0.46%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	1.13%	[1]
Total annual operating expenses	1.59%
Expense reimbursement	(1.12%	)[2]
Net annual expenses	0.47%

1 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and certain other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$48	$392	$760	$1,794

* After reimbursement

9

 GMO U.S. GROWTH FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value).

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $103 million to $338.4 billion.

The Fund’s benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by Russell Investments. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

10

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Growth Fund and reflects GMO Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 26.70% (4Q1999)
Lowest Quarter: −21.46% (1Q2001)
Year-to-Date (as of 3/31/09): −6.95%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.
Class III				12/30/88

Return Before Taxes	−30.90%	−3.86%	−2.30%	8.64%

Return After Taxes on Distributions	−31.05%	−4.65%	−4.43%	4.06%

Return After Taxes on Distributions and Sale of Fund Shares	−19.84%	−3.24%	−2.05%	5.61%

Russell 1000 Growth Index	−38.44%	−3.42%	−4.27%	7.43%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.29%	[1]
Total annual operating expenses	0.75%
Expense reimbursement	(0.29%	)[2]
Net annual expenses	0.46%

1 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$47	$211	$388	$903

* After reimbursement

11

 GMO U.S. SMALL/MID CAP VALUE FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small-and mid-cap companies tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify small- and mid-cap company stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $9 million to $6.9 billion, with an average market capitalization of approximately $1.9 billion and a median market capitalization of approximately $1.6 billion.

The Fund’s benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by Russell Investments. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Liquidity Risk (difficulty in selling Fund investments).

12

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Small/Mid Cap Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Small/Mid Cap Value Fund and reflects GMO Small/Mid Cap Value Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 23.22% (2Q2003)
Lowest Quarter: −20.74% (4Q2008)
Year-to-Date (as of 3/31/09): −15.38%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.
Class III				12/31/91

Return Before Taxes	−27.70%	−1.77%	4.71%	9.76%

Return After Taxes on Distributions	−27.86%	−4.89%	2.00%	6.54%

Return After Taxes on Distributions and Sale of Fund Shares	−17.99%	−1.56%	3.53%	7.43%

Russell 2500 Value Index[a]	−31.99%	−0.15%	5.72%	10.32%

Russell 2500 Value+ Index[b]	−31.99%	−0.15%	5.72%	9.65%

a Fund’s benchmark.
b The Russell 2500 Value+ Index is a composite benchmark computed by the Manager, and represents (i) the Russell 2500 Index from 12/31/91 to 12/31/96, and (ii) the Russell 2500 Value Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%	[1]
Redemption fee (as a percentage of amount redeemed)	0.50%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.55%	[2]
Total annual operating expenses	1.01%
Expense reimbursement	(0.54%	)[3]
Net annual expenses	0.47%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$150	$373	$614	$1,305	$98	$316	$553	$1,231

* After reimbursement

13

 GMO U.S. SMALL/MID CAP GROWTH FUND
Fund Inception Date: 9/16/05

Investment objective
Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small-and mid-cap companies tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify small- and mid-cap company stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value).

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $9 million to $6.9 billion, with an average market capitalization of approximately $1.9 billion and a median market capitalization of approximately $1.6 billion.

The Fund’s benchmark is the Russell 2500 Growth Index, which measures the performance of those stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is independently maintained and published by Russell Investments. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Liquidity Risk (difficulty in selling Fund investments). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

14

\

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO Small/Mid Cap Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Small/Mid Cap Growth Fund and reflects GMO Small/Mid Cap Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 26.98% (4Q1999)
Lowest Quarter: −27.98% (4Q2008)
Year-to-Date (as of 3/31/09): −8.58%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.
Class III				12/31/96

Return Before Taxes	−42.53%	−4.36%	−0.17%	2.19%

Return After Taxes on Distributions	−42.57%	−6.68%	−6.09%	−3.27%

Return After Taxes on Distributions and Sale of Fund Shares	−27.79%	−3.43%	−1.96%	0.06%

Russell 2500 Growth Index	−41.50%	−2.24%	0.75%	2.04%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%	[1]
Redemption fee (as a percentage of amount redeemed)	0.50%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	1.97%	[2]
Total annual operating expenses	2.43%
Expense reimbursement	(1.96%	)[3]
Net annual expenses	0.47%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and certain other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.31% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.31% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.31% of the Fund’s average daily net assets.
Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$150	$669	$1,215	$2,709	$98	$614	$1,158	$2,644

* After reimbursement

15

 GMO REAL ESTATE FUND
Fund Inception Date: 5/31/96

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index and in companies with similar characteristics. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and other real estate-related investments.

REITs are managed vehicles that invest in real estate or real estate-related investments. For purposes of this Prospectus, the term “real estate-related investments” includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the MSCI U.S. REIT Index ranged from approximately $50 million to $13.6 billion.

The Fund’s benchmark is the MSCI U.S. REIT Index, an index of equity securities issued by REITs that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 1%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Real Estate Risk – Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to substantial cash flow dependency, defaults by borrowers, and the risk of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the Investment Company Act of 1940.

•	Focused Investment Risk – Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

16

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 15.17% (4Q2004)
Lowest Quarter: −35.42% (4Q2008)
Year-to-Date (as of 3/31/09): −32.35%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				5/31/96

Return Before Taxes	−33.17%	1.69%	7.20%	6.91%

Return After Taxes on Distributions	−34.52%	−2.70%	3.97%	3.73%

Return After Taxes on Distributions and Sale of Fund Shares	−21.16%	1.11%	5.51%	5.02%

MSCI U.S. REIT Index[a]	−37.97%	0.67%	7.19%	7.78%

S&P 500 Index[b]	−37.00%	−2.19%	−1.38%	4.17%

a Fund’s benchmark.
b The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor’s.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.57%	[1]
Total annual operating expenses	1.05%
Expense reimbursement	(0.56%	)[2]
Net annual expenses	0.49%

1 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$50	$278	$525	$1,232

* After reimbursement

17

 GMO TAX-MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98

Investment objective
High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index, a U.S. stock index, and in companies with similar market capitalizations. The Fund uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the Fund. The Manager also employs fundamental investment techniques to select stocks for the Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return it forecasts for that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, selling securities producing long-term rather than short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the Fund’s investment exposures.

Investment Universe and Benchmark
As of May 31, 2009, the market capitalization of companies that issue stocks included in the Russell 3000 Index ranged from approximately $9 million to $338.4 billion with an average market capitalization of approximately $58.6 billion and a median market capitalization of approximately $24.1 billion.

The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by Russell Investments. The Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the total market capitalization of the U.S. equity market.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations. The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

18

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31

Highest Quarter: 16.69% (2Q2003)
Lowest Quarter: −17.54% (3Q2002)
Year-to-Date (as of 3/31/09): −9.18%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				7/23/98

Return Before Taxes	−30.78%	−2.26%	−0.23%	0.65%

Return After Taxes on Distributions	−30.97%	−2.52%	−0.57%	0.30%

Return After Taxes on Distributions and Sale of Fund Shares	−19.69%	−1.83%	−0.27%	−0.47%

Russell 3000 Index[a]	−37.31%	−1.95%	−0.80%	−0.07%

Russell 3000+ Index[b]	−37.31%	−2.34%	−1.46%	−0.61%

a Fund’s benchmark.
b The Russell 3000+ Index is a composite benchmark computed by the Manager and represents (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s) through 10/15/07, and (ii) the Russell 3000 Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.69%	[1]
Total annual operating expenses	1.17%
Expense reimbursement	(0.68%	)[2]
Net annual expenses	0.49%

1 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Net fees of underlying funds were less than 0.01%.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.33% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.33% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$50	$304	$578	$1,360

* After reimbursement

19

INTERNATIONAL EQUITY FUNDS

 GMO INTERNATIONAL CORE EQUITY FUND
Fund Inception Date: 9/16/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations).

20

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO International Disciplined Equity Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO International Disciplined Equity Fund and reflects GMO International Disciplined Equity Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.96% (2Q2003)
Lowest Quarter: −19.92% (3Q2008)
Year-to-Date (as of 3/31/09): −15.67%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				1/29/02

Return Before Taxes	−40.05%	3.09%	N/A	6.73%

Return After Taxes on Distributions	−40.57%	2.21%	N/A	5.85%

Return After Taxes on Distributions and Sale of Fund Shares	−25.29%	2.80%	N/A	5.84%

MSCI EAFE Index	−43.38%	1.66%	N/A	4.24%

Class IV				6/30/03

Return Before Taxes	−40.02%	3.15%	N/A	6.87%

MSCI EAFE Index	−43.38%	1.66%	N/A	5.95%

Class VI				3/28/06

Return Before Taxes	−40.00%	N/A	N/A	−9.06%

MSCI EAFE Index	−43.38%	N/A	N/A	−10.66%

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class VI

Management fee	0.38%	0.38%	0.38%
Shareholder service fee	0.15%	0.09%	0.055%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.58%	0.52%	0.49%
Expense reimbursement	(0.05%)[2]	(0.05%)[2]	(0.05%)[2]
Net annual expenses	0.53%	0.47%	0.44%

1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.38% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.38% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.38% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$54	$181	$319	$721
Class IV	$48	$162	$286	$648
Class VI	$45	$150	$265	$600

* After reimbursement

21

 GMO INTERNATIONAL INTRINSIC VALUE FUND
Fund Inception Date: 3/31/87

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to countries other than the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager uses momentum measures to evaluate stocks that have been prescreened for value characteristics. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE Value Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. The Index consists of large- and mid- capitalization stocks that have a value style. Large- and mid- cap stocks encompass approximately 85% of each market’s free float-adjusted market capitalization. The style is determined using a multifactor approach based on eight historical and forward-looking characteristics. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations).

22

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 21.54% (2Q2003)
Lowest Quarter: −18.13% (3Q2008)
Year-to-Date (as of 3/31/09): −16.80%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class II				9/26/96

Return Before Taxes	−38.83%	3.76%	5.43%	6.04%

MSCI EAFE Value Index[a]	−44.09%	1.79%	2.72%	3.96%

S&P EPAC Large Mid Cap Value Index[b]	−43.22%	3.17%	3.12%	4.32%

MSCI EAFE Index[c]	−43.38%	1.66%	0.80%	2.48%

Class III				3/31/87

Return Before Taxes	−38.78%	3.83%	5.51%	8.04%

Return After Taxes on Distributions	−39.78%	2.43%	4.08%	6.25%

Return After Taxes on Distributions and Sale of Fund Shares	−23.45%	3.81%	4.66%	6.44%

MSCI EAFE Value Index[a]	−44.09%	1.79%	2.72%	6.36%

S&P EPAC Large Mid Cap Value Index[b]	−43.22%	3.17%	3.12%	N/A

MSCI EAFE Index[c]	−43.38%	1.66%	0.80%	4.12%

Class IV				1/9/98

Return Before Taxes	−38.73%	3.89%	5.58%	6.57%

MSCI EAFE Value Index[a]	−44.09%	1.79%	2.72%	4.29%

S&P EPAC Large Mid Cap Value Index[b]	−43.22%	3.17%	3.12%	4.58%

MSCI EAFE Index[c]	−43.38%	1.66%	0.80%	2.67%

a Fund’s benchmark effective January 1, 2009.
b The S&P EPAC Large Mid Cap Value Index is an independently maintained and published index. Effective January 1, 2009, the Fund changed its benchmark from the S&P EPAC Large Mid Cap Value Index to the MSCI EAFE Value Index because the Manager believes the MSCI EAFE Value Index is a more appropriate comparative, broad-based market index for the Fund.
c The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International and is part of the MSCI Standard Index Series.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV

Management fee	0.50%[1]	0.50%[1]	0.50%[1]
Shareholder service fee	0.22%	0.15%	0.09%
Other expenses	0.05%[2]	0.05%[2]	0.05%[2]
Total annual operating expenses	0.77%	0.70%	0.64%
Expense reimbursement	(0.05%)[3]	(0.05%)[3]	(0.05%)[3]
Net annual expenses	0.72%	0.65%	0.59%

1 Effective June 30, 2008, the Fund’s management fee was reduced from 0.54% to 0.50%. The amounts set forth above have been restated to reflect the new management fee.

2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class II	$74	$241	$423	$949
Class III	$66	$219	$385	$866
Class IV	$60	$200	$352	$794

* After reimbursement

23

 GMO INTERNATIONAL GROWTH EQUITY FUND
Fund Inception Date: 9/16/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

When evaluating stocks, the Manager begins with a universe of stocks that are either included in the Fund’s growth-oriented benchmark or that are believed to have similar growth characteristics to such stocks. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE Growth Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. The Index consists of large- and mid- capitalization stocks that have a growth style. Large- and mid- cap stocks encompass approximately 85% of each market’s free float-adjusted market capitalization. The style is determined using a multifactor approach based on eight historical and forward-looking characteristics. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations).

24

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund is the successor to GMO International Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO International Growth Fund and reflects GMO International Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 16.54% (2Q2003)
Lowest Quarter: −19.33% (3Q2008)
Year-to-Date (as of 3/31/09): −12.97%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.
Class III				11/30/01

Return Before Taxes	−36.72%	3.96%	N/A	5.36%

Return After Taxes on Distributions	−37.58%	2.25%	N/A	3.96%

Return After Taxes on Distributions and Sale of Fund Shares	−22.64%	3.56%	N/A	4.66%

MSCI EAFE Growth Index[a]	−42.70%	1.43%	N/A	2.57%

S&P EPAC Large Mid Cap Growth Index[b]	−43.43%	1.01%	N/A	2.30%

MSCI EAFE Index[c]	−43.38%	1.66%	N/A	3.46%

Class IV				7/12/06

Return Before Taxes	−36.67%	N/A	N/A	−7.30%

MSCI EAFE Growth Index[a]	−42.70%	N/A	N/A	−10.74%

S&P EPAC Large Mid Cap Growth Index[b]	−43.43%	N/A	N/A	−12.31%

MSCI EAFE Index[c]	−43.38%	N/A	N/A	−11.97%

a Fund’s benchmark effective January 1, 2009.
b The S&P EPAC Large Mid Cap Growth Index is an independently maintained and published index. Effective January 1, 2009, the Fund changed its benchmark from the S&P EPAC Large Mid Cap Growth Index to the MSCI EAFE Growth Index because the Manager believes the MSCI EAFE Growth Index is a more appropriate comparative, broad-based market index for the Fund.
c The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.50%[1]	0.50%[1]
Shareholder service fee	0.15%	0.09%
Other expenses	0.06%[2]	0.06%[2]
Total annual operating expenses	0.71%	0.65%
Expense reimbursement	(0.06%)[3]	(0.06%)[3]
Net annual expenses	0.65%	0.59%

1 Effective June 30, 2008, the Fund’s management fee was reduced from 0.52% to 0.50%. The amounts set forth above have been restated to reflect the new management fee.
2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$66	$221	$389	$877
Class IV	$60	$202	$356	$805

* After reimbursement

25

 GMO DEVELOPED WORLD STOCK FUND
Fund Inception Date: 8/1/05

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to the world’s developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term “stocks” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

26

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 8.72% (4Q2006)
Lowest Quarter: −19.92% (4Q2008)
Year-to-Date (as of 3/31/09): −14.08%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				8/1/05

Return Before Taxes	−37.89%	N/A	N/A	−4.66%

Return After Taxes on Distributions	−38.45%	N/A	N/A	−5.70%

Return After Taxes on Distributions and Sale of Fund Shares	−24.08%	N/A	N/A	−3.88%

MSCI World Index	−40.71%	N/A	N/A	−5.50%

Class IV				9/1/05

Return Before Taxes	−37.86%	N/A	N/A	−5.06%

MSCI World Index	−40.71%	N/A	N/A	−6.03%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.25%[1]	0.25%[1]
Redemption fee (as a percentage of amount redeemed)	0.25%[1]	0.25%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.45%[2]	0.45%[2]
Shareholder service fee	0.15%	0.10%
Other expenses	0.11%[3]	0.11%[3]
Total annual operating expenses	0.71%	0.66%
Expense reimbursement	(0.11%)[4]	(0.11%)[4]
Net annual expenses	0.60%	0.55%

1 An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 Effective June 30, 2008, the Fund’s management fee was reduced from 0.47% to 0.45%. The amounts set forth above have been restated to reflect the new management fee.

3 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.45% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.45% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.45% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$112	$269	$439	$933	$86	$240	$408	$895
Class IV	$107	$253	$412	$873	$81	$225	$381	$835

* After reimbursement

27

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
Fund Inception Date: 6/30/95

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, International Small Companies Fund, and Flexible Equities Fund (collectively, the “underlying Funds”). Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds and decide how much to invest in each. The models use multi-year forecasts of relative value and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth). The Manager shifts investments among the underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Manager looks at the underlying Funds’ holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund’s benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index (Hedged) is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying Funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying Funds’ investments.

•	Derivatives Risk – The use of derivatives by the Fund or underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund typically makes frequent use of currency forwards and other derivatives for hedging purposes.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund or an underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty of the Fund or an underlying Fund or a borrower of an underlying Fund’s securities). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by an underlying Fund may affect the Fund’s performance more than if the Fund were diversified.

28

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 16.08% (2Q2003)
Lowest Quarter: −15.63% (3Q2002)
Year-to-Date (as of 3/31/09): −10.04%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				6/30/95

Return Before Taxes	−34.09%	4.00%	4.74%	7.04%

Return After Taxes on Distributions	−38.18%	0.12%	0.76%	2.64%

Return After Taxes on Distributions and Sale of Fund Shares	−16.46%	4.14%	3.11%	4.49%

MSCI EAFE Index (Hedged)[a]	−39.77%	1.89%	0.42%	4.67%

MSCI EAFE Index[b]	−43.38%	1.66%	0.80%	3.15%

a Fund’s benchmark.
b The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.54%
Shareholder service fee	0.15%	[1]
Other expenses	0.65%	[2]
Acquired fund fees and expenses (underlying fund expenses)	0.57%	[3]
Total annual fund operating expenses	1.91%
Expense reimbursement/waiver	(1.22%	)[1,4]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.69%

1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

2 “Other expenses” have been restated to reflect current fees.

3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying funds for the fiscal year ended February 28, 2009, which has been restated to reflect current fees for certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.54% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in underlying funds (excluding these Funds’ Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$70	$492	$939	$2,183

* After reimbursement

29

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to non-U.S. countries, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose stocks are traded in the securities markets of the world’s non-developed countries (“emerging countries”). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the Fund’s benchmark.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions. The Fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund typically invests in emerging countries, but these investments generally represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), and Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

30

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III shares prior to June 28, 1996 is that of the private investment pool and reflects the pool’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the pool been subject to these restrictions, its performance may have been adversely affected.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.84% (2Q2003)
Lowest Quarter: −19.12% (3Q2008)
Year-to-Date (as of 3/31/09): −16.91%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class II				9/30/96

Return Before Taxes	−39.85%	3.09%	5.26%	6.54%

MSCI EAFE Index	−43.38%	1.66%	0.80%	2.44%

Class III				8/31/84

Return Before Taxes	−39.79%	3.18%	5.34%	12.63%

Return After Taxes on Distributions	−40.31%	1.97%	3.94%	N/A*

Return After Taxes on Distributions and Sale of Fund Shares	−24.48%	3.12%	4.46%	N/A*

MSCI EAFE Index	−43.38%	1.66%	0.80%	9.02%

Class IV				1/9/98

Return Before Taxes	−39.76%	3.24%	5.40%	6.38%

MSCI EAFE Index	−43.38%	1.66%	0.80%	2.67%

* Information on the Fund’s return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV

Management fee	0.60%	0.60%	0.60%
Shareholder service fee	0.22%	0.15%	0.09%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.87%	0.80%	0.74%
Expense reimbursement	(0.05%)[2]	(0.05%)[2]	(0.05%)[2]
Net annual expenses	0.82%	0.75%	0.69%

1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.60% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.60% of the Fund’s average daily net assets.

Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class II	$84	$273	$477	$1,068
Class III	$77	$250	$439	$985
Class IV	$70	$232	$407	$914

** After reimbursement

31

 GMO FOREIGN SMALL COMPANIES FUND
Fund Inception Date: 6/30/00

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to non-U.S. countries that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization (“small companies”). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund’s benchmark. Depending upon the country, as of May 31, 2009, the market capitalization of the largest company (in a particular country) included within the Fund’s definition of small companies ranged from approximately $427 million (New Zealand) to $14 billion (Switzerland) (based on exchange rates as of May 31, 2009).

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the Fund’s benchmark.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions. The Fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund typically invests in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund’s benchmark) generally represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options.

Benchmark

The Fund’s benchmark is the S&P Developed ex-U.S. Small Cap Index (formerly, the S&P/Citigroup EMI World ex-U.S. Index), an independently maintained and published index that is the small capitalization stock component of the S&P Broad Market Index (“BMI”). The BMI includes listed shares of companies from developed and emerging countries with a total available market capitalization (float) of at least the local equivalent of $100 million. The S&P Developed ex-U.S. Small Cap Index represents the bottom 15% of available market capitalization (float) of the BMI in each country. Depending upon the country, as of May 31, 2009, the market capitalization of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $300 million (New Zealand) to $8.8 billion (France). On an annualized basis, the Fund seeks to outperform its benchmark by 4%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Smaller Company Risk – The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund).

32

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III shares prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the pool been subject to these restrictions, its performance may have been adversely affected.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 19.85% (2Q2003)
Lowest Quarter: −24.05% (3Q2008)
Year-to-Date (as of 3/31/09): −13.29%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				1/4/95

Return Before Taxes	−45.23%	4.32%	9.97%	9.23%

Return After Taxes on Distributions	−45.95%	1.58%	N/A*	N/A*

Return After Taxes on Distributions and Sale of Fund Shares	−27.90%	4.30%	N/A*	N/A*

S&P Developed ex-U.S. Small Cap Index	−47.67%	2.70%	4.30%	4.16%

Class IV				6/14/02

Return Before Taxes	−45.20%	4.38%	N/A	8.34%

S&P Developed ex-U.S. Small Cap Index	−47.67%	2.70%	N/A	6.62%

* Information on the Fund’s return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.50%[1]	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.70%	0.70%
Shareholder service fee	0.15%	0.10%
Other expenses	0.16%[2]	0.16%[2]
Total annual operating expenses	1.01%	0.96%
Expense reimbursement	(0.15%)[3]	(0.15)%[3]
Net annual expenses	0.86%	0.81%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.70% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.70% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.70% of the Fund’s average daily net assets.

Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$189	$411	$651	$1,340	$137	$355	$591	$1,267
Class IV	$184	$396	$624	$1,283	$132	$339	$564	$1,209
** After reimbursement

33

 GMO INTERNATIONAL SMALL COMPANIES FUND
Fund Inception Date: 10/14/91

Investment objective
High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies (“small companies”). A company’s full, non-float adjusted market capitalization includes all of the company’s outstanding equity securities. As of May 31, 2009, the market capitalization of the largest company included within the Fund’s definition of small companies was approximately $5.67 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE (Europe, Australasia, and Far East) Small Cap Index, a small capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. Depending upon the country, as of May 31, 2009, the market capitalization of the largest company (in a particular country) included in the MSCI EAFE Small Cap Index ranged from approximately $900 million (Hong Kong) to $3.6 billion (United Kingdom). On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

34

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 30.06% (2Q2003)
Lowest Quarter: −21.15% (3Q2008)
Year-to-Date (as of 3/31/09): −15.44%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				10/14/91

Return Before Taxes	−42.94%	4.38%	8.11%	7.98%

Return After Taxes on Distributions	−43.43%	−0.19%	5.05%	5.50%

Return After Taxes on Distributions and Sale of Fund Shares	−26.84%	4.13%	6.93%	6.55%

MSCI EAFE Small Cap Index[a]	−47.01%	1.14%	4.31%	N/A

MSCI EAFE Small Cap+ Index[b]	−46.97%	2.97%	4.44%	4.48%

a Fund’s benchmark.

b The MSCI EAFE Small Cap+ Index is a composite benchmark computed by the Manager and represents (i) the S&P Developed ex-U.S. Small Cap Index through 5/30/2008, and (ii) the MSCI EAFE Small Cap Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.60%
Shareholder service fee	0.15%
Other expenses	0.10%[2]
Total annual operating expenses	0.85%
Expense reimbursement	(0.10%)[3]
Net annual expenses	0.75%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.60% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.60% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.60% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$178	$366	$570	$1,159	$126	$310	$509	$1,085

* After reimbursement

35

 GMO EMERGING MARKETS FUND
Fund Inception Date: 12/9/93

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed markets (“emerging markets”). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.

The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.

The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds (“ETFs”) to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The Fund has entered into an agreement with an ETF that allows the Fund to invest in that ETF beyond 1940 Act statutory limitations, provided that the Fund complies with the terms and conditions of the ETF’s exemptive order.

Benchmark
The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of emerging markets. On an annualized basis, the Fund seeks to outperform its benchmark by 4%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions), Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Fund of Funds Risk (risk that the underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

36

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 34.40% (2Q1999)
Lowest Quarter: −30.50% (4Q2008)
Year-to-Date (as of 3/31/09): −1.90%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				12/9/93

Return Before Taxes	−55.82%	6.72%	12.83%	6.85%

Return After Taxes on Distributions	−57.54%	3.33%	10.86%	5.11%

Return After Taxes on Distributions and Sale of Fund Shares	−32.33%	7.31%	12.31%	6.19%

S&P/IFCI (Investable) Composite Index	−53.74%	8.72%	10.28%	3.73%

Class IV				1/9/98

Return Before Taxes	−55.83%	6.75%	12.86%	9.23%

S&P/IFCI (Investable) Composite Index	−53.74%	8.72%	10.28%	7.93%

Class V*				8/4/03

Return Before Taxes	−55.80%	6.75%	N/A	12.78%

S&P/IFCI (Investable) Composite Index	−53.74%	8.72%	N/A	12.98%

Class VI				6/30/03

Return Before Taxes	−55.82%	6.79%	N/A	13.40%

S&P/IFCI (Investable) Composite Index	−53.74%	8.72%	N/A	13.82%

* For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. The returns shown above for that period are those of Class IV shares, which have higher expenses. Therefore, the returns shown above would have been higher if Class V shares had been outstanding during that period.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class II	Class III	Class IV	Class V	Class VI

Purchase premium (as a percentage of amount invested)	0.80%[1]	0.80%[1]	0.80%[1]	0.80%[1]	0.80%[1]
Redemption fee (as a percentage of amount redeemed)	0.80%[1,2]	0.80%[1,2]	0.80%[1,2]	0.80%[1]	0.80%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV	Class V	Class VI

Management fee	0.75%	0.75%[3]	0.75%[3]	0.75%[3]	0.75%[3]
Shareholder service fee	0.22%	0.15%	0.105%	0.085%	0.055%
Other expenses	0.11%[4]	0.11%[4]	0.11%[4]	0.11%[4]	0.11%[4]
Acquired fund fees and expenses (underlying fund expenses)	0.03%[5]	0.03%[5]	0.03%[5]	0.03%[5]	0.03%[5]
Total annual fund operating expenses	1.11%	1.04%	1.00%	0.98%	0.95%
Expense reimbursement	(0.03%)[6]	(0.01%)[6]	(0.02%)[6]	(0.05%)[6]	(0.05%)[6]
Net aggregate annual expenses (Fund and underlying fund expenses)	1.08%	1.03%	0.98%	0.93%	0.90%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.
3 Effective August 12, 2009, the Fund’s management fee will be reduced from 0.81% to 0.75% for each class of shares. The amounts set forth above have been restated to reflect the new management fee.
4 “Other expenses” have been restated to reflect current fees.
5 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”), for the fiscal year ended February 28, 2009, which have been restated to reflect current fees of certain of the underlying funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include commission fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.02% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.
6 The Manager has contractually agreed to reimburse each class of the Fund for expenses incurred by the class through at least June 30, 2010 to the extent the class’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, custodial fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed the following amounts of the class’s average daily net assets: 0.95% for Class II shares, 0.90% for Class III shares, 0.85% for Class IV shares, 0.80% for Class V shares, and 0.77% for Class VI shares. In addition, the Manager has contractually agreed to reimburse each class of the Fund through at least June 30, 2010 to the extent that the sum of (a) the class’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the class through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds the following amounts of the class’s average daily net assets: 0.95% for Class II shares, 0.90% for Class III shares, 0.85% for Class IV shares, 0.80% for Class V shares, and 0.77% for Class VI shares, subject to a maximum total reimbursement to each class equal to such amounts of the class’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class II	$272	$514	$776	$1,524	$189	$425	$679	$1,408
Class III	$267	$494	$740	$1,446	$184	$405	$644	$1,329
Class IV	$262	$481	$718	$1,400	$179	$392	$622	$1,282
Class V	$257	$472	$705	$1,374	$174	$383	$608	$1,257
Class VI	$254	$463	$689	$1,340	$171	$373	$592	$1,222
** After reimbursement

37

 GMO EMERGING COUNTRIES FUND
Fund Inception Date: 8/29/97

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed countries (“emerging countries”). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.

The factors considered and models used by the Manager may change over time.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds (“ETFs”) to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

The Fund has entered into an agreement with an ETF that allows the Fund to invest in that ETF beyond 1940 Act statutory limitations, provided that the Fund complies with the terms and conditions of the ETF’s exemptive order.

Benchmark
The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of emerging markets. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions), Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Fund of Funds Risk (risk that the underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

38

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 60.80% (2Q1999)
Lowest Quarter: −31.38% (4Q2008)
Year-to-Date (as of 3/31/09): −2.36%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				8/29/97

Return Before Taxes	−54.93%	6.85%	13.27%	6.97%

Return After Taxes on Distributions	−56.28%	2.92%	10.96%	4.96%

Return After Taxes on Distributions and Sale of Fund Shares	−32.22%	7.33%	12.65%	6.64%

S&P/IFCI (Investable) Composite Index	−53.74%	8.72%	10.28%	4.95%

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.65%
Shareholder service fee	0.15%
Other expenses	0.53%[1]
Acquired fund fees and expenses (underlying fund expenses)	0.05%[2]
Total annual operating expenses	1.38%
Expense reimbursement	(0.17%)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	1.21%

1 “Other expenses” have been restated to reflect current fees.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009 and does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include commission fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were 0.01% and 0.04%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 1.00% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 1.00% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 1.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$123	$420	$739	$1,643

* After reimbursement

39

 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
Fund Inception Date: 7/29/98

Investment Objective
High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies tied economically to countries other than the U.S. The Manager uses quantitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the Fund’s currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return it forecasts for that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, selling securities producing long-term capital rather than short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective. The Fund may make investments in emerging countries, but these investments generally will represent 15% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund’s investment exposures; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Manager estimates the MSCI EAFE Index’s tax cost by applying the maximum historical individual U.S. federal tax rate to the MSCI EAFE Index’s dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), and Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

40

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31

Highest Quarter: 19.70% (2Q2003)
Lowest Quarter: −20.34% (3Q2008)
Year-to-Date (as of 3/31/09): −15.06%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				7/29/98

Return Before Taxes	−39.20%	4.68%	5.72%	5.63%

Return After Taxes on Distributions	−39.66%	3.87%	5.01%	4.94%

Return After Taxes on Distributions and Sale of Fund Shares	−24.21%	4.53%	5.09%	5.01%

MSCI EAFE Index (after tax)[a]	−43.76%	0.64%	0.04%	1.59%

MSCI EAFE Index[b]	−43.38%	1.66%	0.80%	1.02%

a   Fund’s benchmark (computed by the Manager).
b   The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.50%[1]
Shareholder service fee	0.15%
Other expenses	0.10%[2]
Total annual operating expenses	0.75%
Expense reimbursement	(0.10%)[3]
Net annual expenses	0.65%

1 Effective June 30, 2008, the Fund’s management fee was reduced from 0.54% to 0.50%. The amounts set forth above have been restated to reflect the new management fee.

2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$66	$230	$407	$921

* After reimbursement

41

[This page intentionally left blank]

42

FIXED INCOME FUNDS

General.  The Fixed Income Funds invest substantially all of their assets in fixed income securities. As noted on page 1 of this Prospectus, investing includes indirect investments through other Funds. For purposes of this Prospectus, the term “fixed income securities” includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by using a futures contract, swap contract, currency forward or option. For purposes of this Prospectus, the term “bond” refers to any fixed income security, including instruments with variable interest payments. Some Fixed Income Funds may also invest in sovereign debt, which is an obligation of an issuer to make payments of principal and/or interest on future dates issued or guaranteed by a government or a governmental agency or political subdivision, or synthetic sovereign debt. In some cases, the sovereign may include governments, agencies, or political subdivisions of emerging countries (also referred to as emerging markets). Emerging countries are the world’s less developed countries. In addition, some Fixed Income Funds may invest in fixed income securities issued by companies tied economically to emerging countries.

For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3 or better given by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better given by Standard & Poor’s (“S&P”) to a particular fixed income security, and the term “below investment grade” refers to any rating below Baa3 given by Moody’s or below BBB- given by S&P to a particular fixed income security. Fixed income securities rated below investment grade are also known as high yield bonds or “junk bonds.” In addition, in this Prospectus, investment-grade fixed income securities that are given a rating of Aa or better by Moody’s or AA or better by S&P are referred to as “high quality” and investment-grade fixed income securities that are given a rating below Aa but above Baa3 by Moody’s or below AA but above BBB- by S&P are referred to as “lower-rated.” Securities referred to in this Prospectus as investment grade, below investment grade, high quality, or lower-rated include not only securities rated by Moody’s and/or S&P but also securities unrated by Moody’s or S&P that the Manager determines to have credit qualities comparable to securities rated by Moody’s or S&P as investment grade, below investment grade, high quality, or lower-rated, as applicable.

Duration.  The Manager defines duration as the weighted measure of interest rate sensitivity of a fixed income security. The Manager employs a variety of techniques to adjust the sensitivity of a Fixed Income Fund’s value to changes in interest rates. This sensitivity is often measured by, and correlates with, the portfolio’s estimated duration. For example, the value of an investment held by a Fixed Income Fund with a duration of five years will decrease by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years will increase by approximately 6% with every 1% decrease in interest rates. In many cases, the “Principal investment strategies” section of a Fixed Income Fund’s summary provides the duration of the Fund’s portfolio. The Manager estimates a Fixed Income Fund’s duration by aggregating the durations of the Fund’s direct and indirect individual holdings. The Manager may alter the duration of a Fund to a significant extent through the use of derivatives. The Manager may estimate duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration.

Derivatives and Leverage.  The Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivatives positions. As a result, they may be leveraged in relation to their assets.

Investments in Other Funds.  Many of the Fixed Income Funds invest in other GMO Funds. In particular, pursuant to an exemptive order granted by the SEC, several of the Fixed Income Funds have invested a substantial portion of their assets in Short-Duration Collateral Fund (“SDCF”) (a Fund that primarily invests in asset-backed securities). Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in Emerging Country Debt Fund (“ECDF”) rather than by holding sovereign debt directly. ECDF is described on page 52 of this Prospectus. In addition, many Fixed Income Funds invest in World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that has substantial holdings of asset-backed securities). For information regarding SDCF and Overlay Fund, see “Investment in Other GMO Funds” on page 142 of this Prospectus.

Current Market Conditions.  As described more fully under “How to Redeem Shares – Current Market Conditions” on page 107, in light of extraordinary market conditions existing on the date of this Prospectus, the Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) are honoring nearly all redemptions in-kind. From time to time, these Fixed Income Funds may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the markets improve. These amounts can and will change without prior notice. Additionally, these Fixed Income Funds will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with a Fund’s normal investment strategies) and may not achieve their respective investment objectives during the period in which they are taking temporary defensive measures.

43

 GMO CORE PLUS BOND FUND
Fund Inception Date: 4/30/97

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset-backed securities) and World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, the Fund may invest in or hold:

•	investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

•	shares of SDCF (to gain exposure to asset-backed securities);

•	shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

•	shares of Emerging Country Debt Fund (“ECDF”) (to gain exposure to sovereign debt of emerging countries); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund’s emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s estimated portfolio duration within ±2 years of the benchmark’s duration (4.1 years as of 05/31/09).

Benchmark
The Fund’s benchmark is the Barclays Capital U.S. Aggregate Index (formerly, the Lehman Brothers U.S. Aggregate Index), an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

     Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), and Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

44

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 5.94% (2Q2003)
Lowest Quarter: −15.24% (4Q2008)
Year-to-Date (as of 3/31/09): 0.49%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				4/30/97

Return Before Taxes	−21.20%	−1.92%	2.59%	3.55%

Return After Taxes on Distributions	−26.61%	−4.67%	−0.34%	0.74%

Return After Taxes on Distributions and Sale of Fund Shares	−14.04%	−3.01%	0.58%	1.48%

Barclays Capital U.S. Aggregate Index	5.24%	4.65%	5.63%	6.31%

Class IV				7/26/05

Return Before Taxes	−21.23%	N/A	N/A	−5.02%

Barclays Capital U.S. Aggregate Index	5.24%	N/A	N/A	5.02%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.25%	0.25%
Shareholder service fee	0.15%[2]	0.10%[2]
Other expenses	0.09%[3]	0.09%[3]
Acquired fund fees and expenses (underlying fund expenses)	0.18%[4]	0.18%[4]
Total annual fund operating expenses	0.67%	0.62%
Expense reimbursement/waiver	(0.10%)[2,5]	(0.10%)[2,5]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.57%	0.52%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

3 “Other expenses” have been restated to reflect current fees.

4 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which have been restated to reflect current fees of certain of the underlying funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.04%, 0.01%, and 0.13%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$267	$436	$620	$1,153	$58	$209	$372	$847
Class IV	$262	$420	$593	$1,094	$53	$193	$345	$787

* After reimbursement

45

 GMO INTERNATIONAL BOND FUND
Fund Inception Date: 12/22/93

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset-backed securities) and World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, the Fund may invest in or hold:

•	investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

•	shares of SDCF (to gain exposure to asset-backed securities);

•	shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

•	shares of Emerging Country Debt Fund (“ECDF”) (to gain exposure to sovereign debt of emerging countries); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund’s emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s estimated portfolio duration within ±2 years of the benchmark’s duration (6.4 years as of 05/31/09).

Benchmark
The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

     Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

46

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 15.75% (2Q2002)
Lowest Quarter: −12.23% (4Q2008)
Year-to-Date (as of 3/31/09): −3.68%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				12/22/93

Return Before Taxes	−17.47%	−0.63%	2.89%	5.69%

Return After Taxes on Distributions	−21.62%	−3.55%	0.09%	2.58%

Return After Taxes on Distributions and Sale of Fund Shares	−11.48%	−2.01%	0.93%	3.10%

JPMorgan Non-U.S. Government Bond Index	11.39%	6.14%	5.58%	6.55%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.25%
Shareholder service fee	0.15%[2]
Other expenses	0.09%[3]
Acquired fund fees and expenses (underlying fund expenses)	0.37%[4]
Total annual fund operating expenses	0.86%
Expense reimbursement/waiver	(0.10%)[2,5]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.76%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

3 “Other expenses” have been restated to reflect current fees.

4 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.03%, 0.01%, and 0.33%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$286	$495	$721	$1,373	$78	$269	$476	$1,073

* After reimbursement

47

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
Fund Inception Date: 9/30/94

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset-backed securities) and World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, the Fund may invest in or hold:

•	investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

•	shares of SDCF (to gain exposure to asset-backed securities);

•	shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

•	shares of Emerging Country Debt Fund (“ECDF”) (to gain exposure to sovereign debt of emerging countries); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund’s emerging country debt investments.

The Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s estimated portfolio duration within ±2 years of the benchmark’s duration (6.3 years as of 05/31/09).

Benchmark
The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

     Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), and Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

48

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 5.12% (4Q2000)
Lowest Quarter: −11.09% (4Q2008)
Year-to-Date (as of 3/31/09): 2.89%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				9/30/94

Return Before Taxes	−15.29%	−0.54%	2.97%	6.90%

Return After Taxes on Distributions	−17.50%	−2.09%	0.31%	3.36%

Return After Taxes on Distributions and Sale of Fund Shares	−10.49%	−1.28%	0.96%	3.80%

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)[a]	9.22%	5.51%	5.28%	7.59%

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+[b]	9.22%	5.51%	5.43%	7.66%

a Fund’s benchmark.

b The JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03, and (ii) the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.25%
Shareholder service fee	0.15%[2]
Other expenses	0.12%
Acquired fund fees and expenses (underlying fund expenses)	0.11%[3]
Total annual fund operating expenses	0.63%
Expense reimbursement/waiver	(0.13%)[2,4]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.50%

1   See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.03%, 0.01%, and 0.07%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$260	$423	$600	$1,114	$51	$195	$352	$807

* After reimbursement

49

 GMO GLOBAL BOND FUND
Fund Inception Date: 12/28/95

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset-backed securities) and World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, the Fund may invest in or hold:

•	investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

•	shares of SDCF (to gain exposure to asset-backed securities);

•	shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

•	shares of Emerging Country Debt Fund (“ECDF”) (to gain exposure to sovereign debt of emerging countries); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund’s emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain the Fund’s estimated portfolio duration within ±2 years of the benchmark’s duration (6.1 years as of 05/31/09).

Benchmark
The Fund’s benchmark is the JPMorgan Global Government Bond Index, an independently maintained and published index composed of government bonds of developed countries, including the U.S., with maturities of one year or more.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

     Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, or sectors with high positive correlations to one another). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

50

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 13.28% (2Q2002)
Lowest Quarter: −12.70% (4Q2008)
Year-to-Date (as of 3/31/09): −2.12%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				12/28/95

Return Before Taxes	−17.39%	−0.47%	2.85%	4.42%

Return After Taxes on Distributions	−19.06%	−2.23%	0.21%	1.67%

Return After Taxes on Distributions and Sale of Fund Shares	−11.58%	−1.32%	0.92%	2.18%

JPMorgan Global Government Bond Index	12.00%	6.23%	5.95%	6.15%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.19%
Shareholder service fee	0.15%[2]
Other expenses	0.07%
Acquired fund fees and expenses (underlying fund expenses)	0.18%[3]
Total annual fund operating expenses	0.59%
Expense reimbursement/waiver	(0.03%)[2,4]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.56%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.03%, 0.01%, and 0.14%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$266	$418	$583	$1,065	$57	$190	$335	$757

* After reimbursement

51

 GMO EMERGING COUNTRY DEBT FUND
Fund Inception Date: 4/19/94

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by emerging countries, or in entities wholly unrelated to emerging countries. Under normal circumstances, the Fund invests (including through investment in other GMO Funds) at least 80% of its assets in debt investments tied economically to emerging countries. The Fund typically gains its investment exposure by purchasing debt of sovereign issuers of emerging countries or through the use of derivatives, typically credit default swaps. The Fund also invests in asset-backed securities (including through Short-Duration Collateral Fund (“SDCF”) and World Opportunity Overlay Fund (“Overlay Fund”)). The Fund may invest a substantial portion of its assets in below investment grade securities (also known as “junk bonds”). Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the Fund also typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures.

The Manager emphasizes a “bottom-up” approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify those the Manager believes are undervalued. The assessment of the Manager also determines country allocations based on its fundamental outlook for a country.

The Manager normally seeks to cause the interest rate duration of the Fund’s portfolio to approximate that of its benchmark (6.7 years as of 05/31/09).

Benchmark
The Fund’s benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of countries, which includes Brady bonds, sovereign debt, local debt, and Eurodollar debt, all of which are U.S. dollar denominated.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds (“junk bonds”) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries, regions, or sectors). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

52

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.09% (4Q1999)
Lowest Quarter: −23.39% (4Q2008)
Year-to-Date (as of 3/31/09): 3.72%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				4/19/94

Return Before Taxes	−34.91%	2.37%	13.12%	14.35%

Return After Taxes on Distributions	−37.78%	−1.75%	7.92%	8.09%

Return After Taxes on Distributions and Sale of Fund Shares	−22.76%	0.32%	8.64%	8.83%

JPMorgan EMBIG[a]	−10.91%	5.18%	10.17%	11.06%

JPMorgan EMBIG+[b]	−10.91%	5.18%	10.33%	10.95%

Class IV				1/9/98

Return Before Taxes	−34.94%	2.40%	13.18%	8.65%

JPMorgan EMBIG[a]	−10.91%	5.18%	10.17%	8.23%

JPMorgan EMBIG+[b]	−10.91%	5.18%	10.33%	8.11%

a Fund’s benchmark.

b The JPMorgan Emerging Markets Bond Index Global (“EMBIG”)+ is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Emerging Markets Bond Index (“EMBI”) prior to 8/31/95, (ii) the JPMorgan EMBI+ through 12/31/99, and (iii) the JPMorgan EMBIG thereafter, each of which was the Fund’s benchmark during the periods indicated.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III		Class IV

Purchase premium (as a percentage of amount invested)	0.50%	[1]	0.50%	[1]
Redemption fee (as a percentage of amount redeemed)	2.00%	[1]	2.00%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class IV

Management fee	0.35%		0.35%
Shareholder service fee	0.15%		0.10%
Other expenses	0.33%	[2]	0.33%	[2]
Acquired fund fees and expenses (underlying fund expenses)	0.02%	[3]	0.02%	[3]
Total aggregate annual expenses (Fund and underlying fund expenses)	0.85%	[4]	0.80%	[4]

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 “Other expenses” reflect inclusion of interest expense incurred by the Fund as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2009, other expenses (before addition of interest expense) and interest expense were 0.09% and 0.24%, respectively.

3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which have been restated to reflect current fees of certain of the underlying funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.01% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 for an amount equal to the fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses described on page 101 of this Prospectus).

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$344	$545	$763	$1,393	$136	$320	$519	$1,094
Class IV	$339	$529	$736	$1,335	$131	$304	$492	$1,035

* After reimbursement

53

 GMO SHORT-DURATION INVESTMENT FUND
Fund Inception Date: 4/18/90

Investment objective
Provide current income.

Principal investment strategies
The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, the Fund may invest in asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers’ acceptances, and other bank obligations. The Fund has invested a substantial portion of its assets in Short-Duration Collateral Fund (“SDCF”) (which invests primarily in asset-backed securities).

Because of the deterioration in credit markets that became acute in 2008, the Fund, in particular through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities.

In selecting fixed income securities for the Fund’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

The Manager normally seeks to maintain a duration of 365 days or less for the Fund’s portfolio. The Fund’s dollar-weighted average portfolio maturity may be substantially longer than the Fund’s dollar-weighted average portfolio duration. For an additional discussion of duration, see “Fixed Income Funds – Duration” on page 43.

The Fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds.

Benchmark
The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. The duration of the Fund’s benchmark is generally 90 days.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF. The Fund invests in fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in its benchmark. As a result, the Fund’s investments may not be as liquid as those of other short-duration fixed income funds.

•	Focused Investment Risk – Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund or SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or borrower of an underlying fund’s securities). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

54

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 2.39% (2Q2006)
Lowest Quarter: −10.36% (4Q2008)
Year-to-Date (as of 3/31/09): 1.13%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				4/18/90*

Return Before Taxes	−15.73%	−0.42%	1.18%	3.42%

Return After Taxes on Distributions	−16.94%	−1.84%	−0.37%	1.48%

Return After Taxes on Distributions and Sale of Fund Shares	−10.78%	−1.16%	0.12%	1.79%

JPMorgan U.S. 3 Month Cash Index	4.12%	3.97%	4.04%	4.80%

* For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.05%
Shareholder service fee	0.15%
Other expenses	0.68%	[2]
Acquired fund fees and expenses (underlying fund expenses)	0.04%	[3]
Total annual fund operating expenses	0.92%
Expense reimbursement	(0.68%	)[4]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.24%

1   See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 “Other expenses” have been restated to reflect current fees.

3 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.05% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.05% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.05% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$234	$459	$702	$1,401	$25	$232	$456	$1,101

** After reimbursement

55

 GMO SHORT-DURATION COLLATERAL SHARE FUND
Fund Inception Date: 3/1/06

Investment objective
Total return comparable to that of its benchmark.

Principal investment strategies
The Fund invests substantially all of its assets in Short-Duration Collateral Fund (“SDCF”) (an arrangement often referred to as a “master-feeder” structure) (see page 144 for a discussion of SDCF) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF.
SDCF invests primarily in U.S. and foreign adjustable rate asset-backed securities and primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter (“OTC”) derivatives. Because of the deterioration in credit markets that became acute in 2008, the Fund, through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities.
In selecting fixed income securities for SDCF’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.
The Manager normally seeks to maintain an interest rate duration of 365 days or less for SDCF’s portfolio. SDCF’s dollar-weighted average portfolio maturity may be substantially longer than SDCF’s dollar-weighted average portfolio duration. For an additional discussion of duration, see “Fixed Income Funds – Duration” on page 43.
As described more fully under “How to Redeem Shares – Current Market Conditions” on page 107, since October of 2008, SDCF has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF intends to continue this practice. To the extent that you invest in the Fund, your cash will be invested in SDCF and SDCF will distribute that cash to its shareholders rather than investing in additional portfolio securities. This means that investments in the Fund will indirectly provide liquidity to other investors in SDCF and will not augment diversification or otherwise affect current portfolio holdings of SDCF.

Benchmark
The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. The duration of the Fund’s benchmark is generally 90 days.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how SDCF expects to honor nearly all redemptions in-kind and how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk – Fixed Income Securities – Typically, the value of the SDCF’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent SDCF from selling securities or closing derivative positions at desirable prices. SDCF invests in asset-backed securities that may be less liquid than the Fund’s or SDCF’s benchmark. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by SDCF.

•	Focused Investment Risk – Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of SDCF’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.
Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by SDCF). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

56

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 1.33% (1Q2007)
Lowest Quarter: −14.97% (4Q2008)
Year-to-Date (as of 3/31/09): 2.06%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				12/28/06

Return Before Taxes	−20.77%	N/A	N/A	−10.22%

Return After Taxes on Distributions	−21.38%	N/A	N/A	−11.40%

Return After Taxes on Distributions and Sale of Fund Shares	−14.05%	N/A	N/A	−9.34%

JPMorgan U.S. 3 Month Cash Index	4.12%	N/A	N/A	4.88%

Class VI*				3/1/06

Return Before Taxes	−20.77%	N/A	N/A	−5.88%

JPMorgan U.S. 3 Month Cash Index	4.12%	N/A	N/A	5.04%

* As of the date of this Prospectus, no Class VI shares of the Fund have been outstanding since February 27, 2007. The returns shown above for that period are those of Class III shares, which have higher expenses. Therefore, the returns shown above would have been higher if Class VI shares had been outstanding during that period.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class VI

Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.05%		0.05%
Shareholder service fee	0.15%		0.055%
Other expenses	0.17%		0.17%
Acquired fund fees and expenses (underlying fund expenses)	0.01%	[2]	0.01%	[2]
Total annual fund operating expenses	0.38%		0.29%
Expense reimbursement	(0.17%	)[3]	(0.17%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.21%		0.12%

1   See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The amounts indicated reflect the indirect net expenses associated with the Fund’s investment in SDCF for the fiscal year ended February 28, 2009.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in SDCF, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.05% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of SDCF) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$231	$339	$456	$801	$22	$109	$205	$487
Class VI	$222	$310	$407	$691	$12	$80	$155	$375

** After reimbursement

57

 GMO INFLATION INDEXED PLUS BOND FUND
Fund Inception Date: 5/31/06

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund primarily makes investments that are indexed or otherwise “linked” to general measures of inflation in the country of issue. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing inflation-indexed bonds. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset-backed securities) and World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (including through investment in other GMO Funds) at least 80% of its assets in inflation indexed bonds. For purposes of this Prospectus, “inflation indexed bonds” include instruments that are “linked” to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

To implement its investment strategies, the Fund may invest in or hold:

•	inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

•	non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position).

•	derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to inflation indexed bonds and/or the global interest rate, credit, and currency markets);

•	shares of SDCF (to gain exposure to asset-backed securities);

•	shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

•	shares of Emerging Country Debt Fund (“ECDF”) (to gain exposure to sovereign debt of emerging countries); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund’s emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies outside of those in its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets.

Benchmark
The Fund’s benchmark is the Barclays Capital U.S. Treasury Inflation Notes Index (formerly, the Lehman Brothers U.S. Treasury Inflation Notes Index), which is independently maintained by Barclays Capital and consists of Inflation-Protection Securities issued by the U.S. Treasury (TIPS).

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than noninflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), and Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, or sectors with high positive correlations to one another). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

58

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 3.27% (1Q2008)
Lowest Quarter: −21.90% (4Q2008)
Year-to-Date (as of 3/31/09): 5.72%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				6/29/06

Return Before Taxes	−26.28%	N/A	N/A	−9.11%

Return After Taxes on Distributions	−30.62%	N/A	N/A	−12.75%

Return After Taxes on Distributions and Sale of Fund Shares	−17.07%	N/A	N/A	−9.35%

Barclays Capital U.S. Treasury Inflation Notes Index	−2.35%	N/A	N/A	4.61%

Class VI				5/31/06

Return Before Taxes	−26.24%	N/A	N/A	−8.83%

Barclays Capital U.S. Treasury Inflation Notes Index	−2.35%	N/A	N/A	4.39%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class VI

Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.25%		0.25%
Shareholder service fee	0.15%	[2]	0.055%	[2]
Other expenses	0.09%		0.09%
Acquired fund fees and expenses (underlying fund expenses)	0.08%	[3]	0.08%	[3]
Total annual fund operating expenses	0.57%		0.48%
Expense reimbursement/waiver	(0.10%	)[2,4]	(0.10%	)[2,4]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.47%		0.38%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s redemption fee, including circumstances under which the Manager may waive all or a portion of the redemption fee.

2 The Manager will waive the Fund’s shareholder service fee to the extent that any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which have been restated to reflect current fees of certain of the underlying funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.03%, 0.01%, and 0.04%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses); (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses); and (c) the amount of fees and expenses incurred indirectly (through investment in other underlying funds) by the Fund through its (direct or indirect) investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$257	$405	$566	$1,035	$48	$177	$317	$726
Class VI	$248	$377	$517	$928	$39	$148	$268	$617
* After reimbursement

59

 GMO U.S. TREASURY FUND
Fund Inception Date: 3/17/09

Investment objective

Liquidity and safety of principal with current income as a secondary objective.

Principal investment strategies

The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing.

As a principal investment strategy the Fund may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent upon the Fund having an interest in the security that can be realized in the event of the insolvency of the counterparty.

In addition to Direct U.S. Treasury Obligations, the Fund may also invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). The Fund may also invest in unaffiliated money market funds.

The Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, the Fund may own a security with a stated or remaining maturity of greater than one year.

Although the Fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain a duration of one year or less for the Fund’s portfolio. The Manager determines the Fund’s dollar-weighted average portfolio duration by aggregating the durations of the Fund’s individual holdings and weighting each holding based on its market value.

In selecting U.S. Treasury securities for the Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions.

Other GMO Funds may invest in the Fund to achieve exposure to U.S. Treasury securities, to invest cash and/or to seek to generate a return similar to yields on U.S. Treasury securities.

Benchmark

The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, an independently maintained and published short-term bill index.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero during some market conditions.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

•	Focused Investment Risk – Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

60

Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.08%[1]
Other expenses	0.05%[2,3]
Total annual operating expenses	0.13%[2]
Expense reimbursement	(0.05%)[1,2,4]
Net annual expenses	0.08%[2]

1 The Manager has voluntarily agreed to waive the Fund’s management fee. The Manager may change or terminate this waiver at any time. This waiver is in addition to the Manager’s contractual agreement to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 (see footnote 4 below). During any period for which the voluntary management fee waiver is in effect, the Fund will incur management fees at an annual rate lower than 0.08% of the Fund’s average daily net assets, and, as a result, estimated net annual expenses for the Fund will be lower.

2 The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

3 “Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”). Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying funds are estimated to be less than 0.01%.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (without giving effect to any voluntary management fee waiver) (excluding investment-related costs and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.08% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses through June 30, 2010 are the same as shown in the table above under “Net annual expenses” and that for all subsequent periods the Fund’s operating expenses will be the same as shown in the table above under “Total annual operating expenses,” and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year	3 Years

GMO U.S. Treasury Fund	$8	$37

61

 GMO ASSET ALLOCATION BOND FUND
Fund Inception Date: 3/18/09

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund may invest in bonds of any kind. Under normal circumstances, the Fund invests (including through investment in other GMO Funds) at least 80% of its assets in bonds. The Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that the Fund may invest in include, but are not limited to:

•	investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities;

•	below investment grade bonds (also known as “junk bonds”);

•	inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as “junk bonds”)); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

The Fund may also invest in futures contracts, currency options, currency forwards, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives.

The Fund may gain exposure to the investments described above through investments in shares of other GMO Funds, including U.S. Treasury Fund.

The Fund may invest up to 100% of its assets in below investment grade bonds (also known as “junk bonds”). The Fund may also hold securities that are downgraded to below investment grade status after the time of purchase by the Fund.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of different sectors of the bond market, such as corporate, U.S. government, foreign, and asset-backed bond sectors, and to identify investments the Manager believes are undervalued, less overvalued and/or may provide downside protection. The Fund may take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to various sectors of the bond market.

The Manager does not seek to maintain a specified portfolio duration for the Fund, and the Fund’s portfolio duration will change depending on the Fund’s investments and the Manager’s current outlook on different sectors of the bond market.

Benchmark
The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, an independently maintained and published short-term Treasury bill index.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk may be particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds (“junk bonds”). Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Derivatives Risk – The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

62

Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class VI

Management fee	0.25%	0.25%
Shareholder service fee	0.15%[1]	0.055%[1]
Other expenses	0.10%[2,3]	0.10%[2,3]
Total annual operating expenses	0.50%[2]	0.41%[2]
Expense reimbursement/waiver	(0.09%)[1,2,4]	(0.09%)[1,2,4]
Net annual expenses	0.41%[2]	0.32%[2]

1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

2 The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

3 “Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”). Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying funds are estimated to be less than 0.01%.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years

Class III	$42	$151
Class VI	$33	$120

* After reimbursement

63

 GMO ASSET ALLOCATION INTERNATIONAL BOND FUND
Fund Inception Date: 6/30/09

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies
The Fund may invest in bonds of any kind. Under normal circumstances, the Fund invests (including through investment in other GMO Funds) at least 80% of its assets in bonds. While the Fund principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that the Fund may invest in include, but are not limited to:

•	investment grade bonds denominated in various currencies, including securities issued by foreign governments and the U.S. government, and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities;

•	below investment grade bonds (also known as “junk bonds”);

•	inflation indexed bonds issued by foreign governments and the U.S. government, and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as “junk bonds”); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

The Fund may also invest in futures contracts, currency options, currency forwards, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives.

The Fund may gain exposure to the investments described above through investments in shares of other GMO Funds, including U.S. Treasury Fund.

The Fund may invest up to 100% of its assets in below investment grade bonds (also known as “junk bonds”). The Fund may also hold securities that are downgraded to below investment grade status after the time of purchase by the Fund.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of different sectors of the bond market, such as foreign, corporate, U.S. government, and asset-backed bond sectors and to identify investments the Manager believes are undervalued, less overvalued and/or may provide downside protection. The Fund may take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to various sectors of the bond market.

The Manager does not seek to maintain a specified portfolio duration for the Fund, and the Fund’s portfolio duration will change depending on the Fund’s investments and the Manager’s current outlook on different sectors of the bond market.

Benchmark
The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund’s ability to invest in some foreign markets may be revoked or suspended. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk may be particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds (“junk bonds”). Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Derivatives Risk – The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.
Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors, or industries with high positive correlations to one another), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

64

Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Fees and expenses
The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class VI

Management fee	0.25%	0.25%
Shareholder service fee	0.15%[1]	0.055%[1]
Other expenses	0.19%[2,3]	0.19%[2,3]
Total annual operating expenses	0.59%[2]	0.50%[2]
Expense reimbursement/waiver	(0.19%)[1,2,4]	(0.19%)[1,2,4]
Net annual expenses	0.40%[2]	0.31%[2]

1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.

2 The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

3 “Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”). Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying funds are estimated to be less than 0.01%.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years

Class III	$41	$170
Class VI	$32	$141

* After reimbursement

65

 GMO WORLD OPPORTUNITY OVERLAY SHARE FUND
Fund Inception Date: 6/30/09

Investment objective
Total return in excess of that of its benchmark.

Principal investment strategies

The Fund invests substantially all of its assets in World Opportunity Overlay Fund, another series of GMO Trust (“Overlay Fund”) (an arrangement often referred to as a “master-feeder” structure) (see page 148 for a discussion of Overlay Fund). Its investment objective and principal investment strategies, therefore, are identical to those of Overlay Fund.

Overlay Fund’s investment program has two principal components. One component of Overlay Fund’s investment program involves the use of derivatives, to seek to exploit misvaluations in world interest rates, currencies and credit markets, and to add value relative to Overlay Fund’s benchmark. The other component of Overlay Fund’s investment program involves direct investments, primarily in asset-backed securities and other adjustable rate fixed income securities.

To add value relative to Overlay Fund’s benchmark, the Manager employs proprietary quantitative and other models to seek to identify and estimate the relative misvaluation of interest rate, currency, and credit markets. Based on such estimates, Overlay Fund establishes its positions, mainly through derivatives, across global interest rate, currency, and credit markets.

Derivative positions taken by Overlay Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. As a result of its derivative positions, Overlay Fund typically will have a net notational value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark.

Overlay Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Overlay Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Overlay Fund’s fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Because of the deterioration in credit markets that became acute in 2008, the Fund, through its holdings of Overlay Fund, currently holds and may continue to hold material positions of below investment grade securities.

Benchmark

The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Overlay Fund, the most significant risks of an investment in the Fund are the risks to which the Fund is exposed through Overlay Fund, which include those outlined in the following brief summary of principal risks. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. For a more complete discussion of these risks, see “Description of Principal Risks;” for a discussion of how Overlay Fund expects to honor nearly all redemptions in-kind and how current market conditions are affecting redemptions from this Fund, see “How to Redeem Shares — Current Market Conditions.”

•	Market Risk – Fixed Income Securities – Typically, the value of Overlay Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Leveraging Risk – Because Overlay Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, Overlay Fund may be leveraged in relation to its assets. Leverage may increase the Fund’s and Overlay Fund’s portfolio losses and reduce opportunities for gain when interest rates or currency rates are changing.

•	Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of Overlay Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. To the extent that Overlay Fund uses OTC derivatives, including swap contracts with longer-term maturities, and as a result has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent Overlay Fund from selling securities or closing derivative positions at desirable prices. Overlay Fund invests in asset-backed securities that may be less liquid than the Fund’s or Overlay Fund’s benchmark. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by Overlay Fund.

•	Derivatives Risk – The use of derivatives by Overlay Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Focused Investment Risk – Focusing investments in countries, regions, sectors or industries with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for Overlay Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of Overlay Fund’s foreign investments) and Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of Overlay Fund’s foreign currency holdings and investments denominated in foreign currencies). The Fund and Overlay Fund are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or Overlay Fund may affect the Fund’s performance more than if the Fund or Overlay Fund were diversified.

66

Performance
Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class VI

Redemption fee (as a percentage of amount redeemed)	2.00%[1]	2.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.05%		0.05%
Shareholder service fee	0.15%		0.055%
Other expenses	0.07%[2,3]		0.07%[2,3]
Total annual operating expenses	0.27%[2]		0.18%[2]
Expense reimbursement	(0.07%)[2,4]		(0.07%)[2,4]
Net annual expenses	0.20	% [2]	0.11	% [2]

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

3 “Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in Overlay Fund for the Fund’s initial fiscal year. Net fees and expenses of Overlay Fund are estimated to be less than 0.01%.

4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in Overlay Fund, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.05% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of Overlay Fund) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell
	your shares		If you do not sell your shares
	1 Year*	3 Years	1 Year*	3 Years

Class III	$230	$310	$20	$80
Class VI	$221	$281	$11	$51

* After reimbursement

67

[This page intentionally left blank]

68

ASSET ALLOCATION FUNDS (“FUNDS OF FUNDS”)

The Asset Allocation Funds invest primarily in other GMO Funds (“underlying Funds”). As a result, the Asset Allocation Funds are exposed to the risks of the underlying Funds in which they invest. As described in this prospectus, several of the underlying Funds (e.g., many of the Fixed Income Funds) themselves invest a substantial portion of their assets in other GMO Funds. In addition, some of the Asset Allocation Funds invest in or hold shares of GMO Alternative Asset Opportunity Fund (“AAOF”), GMO Flexible Equities Fund (“FLEX”), GMO Short-Duration Collateral Fund (“SDCF”), GMO Special Situations Fund (“SSF”), and/or GMO World Opportunity Overlay Fund (“Overlay Fund”), which are series of GMO Trust not offered in this Prospectus. Furthermore, each of the Asset Allocation Funds that invests in Fixed Income Funds may hold investments in GMO Domestic Bond Fund and GMO Strategic Fixed Income Fund. For more information regarding AAOF, GMO Domestic Bond Fund, FLEX, SDCF, SSF, GMO Strategic Fixed Income Fund, and Overlay Fund see “Investment in Other GMO Funds” on page 142.

When used in this section, references to the U.S. Equity Funds, International Equity Funds, and/or Fixed Income Funds include the GMO Funds listed below:

U.S. Equity Funds

— U.S. Core Equity Fund
— Tobacco-Free Core Fund
— Quality Fund
— U.S. Intrinsic Value Fund
— U.S. Growth Fund
— U.S. Small/Mid Cap Value Fund
— U.S. Small/Mid Cap Growth Fund
— Real Estate Fund

International Equity Funds

— International Core Equity Fund
— International Intrinsic Value Fund
— International Growth Equity Fund
— Developed World Stock Fund
— Currency Hedged International Equity Fund
— International Small Companies Fund
— Emerging Markets Fund

Fixed Income Funds

— Core Plus Bond Fund
— International Bond Fund
— Currency Hedged International Bond Fund
— Global Bond Fund
— Emerging Country Debt Fund
— Short-Duration Investment Fund
— Short-Duration Collateral Share Fund
— Inflation Indexed Plus Bond Fund
— U.S. Treasury Fund
— Asset Allocation Bond Fund
— Asset Allocation International Bond Fund
— World Opportunity Overlay Share Fund

69

 GMO U.S. EQUITY ALLOCATION FUND
Fund Inception Date: 12/31/92

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the U.S. Equity Funds. The Fund also may invest in shares of Flexible Equities Fund (together with the U.S. Equity Funds, the “underlying Funds”). The Fund seeks exposure to U.S. equity securities (including both growth and value style equities and equities of any market capitalization) in the Wilshire 5000 Stock Index (an independently maintained and published equity index that measures the performance of the equity securities of all U.S. headquartered companies with readily available price data) through its investments in the underlying Funds. Although the Fund’s primary exposure is to U.S. equity securities, the Fund also may have exposure to foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among major sectors in the U.S. equity market (large-cap value, large-cap growth, large-cap core, small- and mid-cap value, small- and mid-cap growth, and real estate/REIT). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by Russell Investments. The Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the total market capitalization of the U.S. equity market. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying Funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying Funds’ investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extend than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by underlying Funds), Credit and Counterparty Risk (risk of default of an underlying Fund’s derivatives counterparty or a borrower of an underlying Fund’s securities), and Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries). The Fund and some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund’s or the underlying Fund’s performance more than if the Fund or the underlying Fund were diversified.

70

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.06% (2Q2003)
Lowest Quarter: −16.54% (3Q2002)
Year to Date (as of 3/31/09): −8.97%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years*	Incept.*

Class III				12/31/92

Return Before Taxes	−27.37%	−1.16%	3.80%	9.48%

Return After Taxes on Distributions	−27.83%	−2.50%	2.53%	5.24%

Return After Taxes on Distributions and Sale of Fund Shares	−17.10%	−0.92%	2.99%	6.07%

Russell 3000 Index[a]	−37.31%	−1.95%	−0.80%	6.64%

Russell 3000+ Index[b]	−37.31%	−1.95%	−1.09%	6.88%

a Fund’s benchmark.
b The Russell 3000+ Index is a composite benchmark computed by the Manager, and represents (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s) through 2/28/03, and (ii) the Russell 3000 Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

* The Fund’s performance during 2001 was positively affected by approximately 7.50% as a result of the Fund’s receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.02%	[1]
Redemption fee (as a percentage of amount redeemed)	0.02%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.06%
Acquired fund fees and expenses (underlying fund expenses)	0.38%	[2]
Total annual fund operating expenses	0.44%
Expense reimbursement	(0.06%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.38%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying funds for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.38% and less than 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$43	$153	$272	$622	$41	$150	$270	$619

** After reimbursement

71

 GMO INTERNATIONAL EQUITY ALLOCATION FUND
Fund Inception Date: 10/11/96

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). Although the Fund’s primary exposure is to foreign equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI ACWI (All Country World Index) ex-U.S. Index, an international (excluding U.S. and including emerging countries) equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%-4%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying Funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk – Fixed Income Securities (risk that the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging
Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

72

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 21.27% (2Q2003)
Lowest Quarter: −20.16% (3Q2008)
Year-to-Date (as of 3/31/09): −13.03%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				10/11/96

Return Before Taxes	−41.60%	4.94%	7.72%	6.82%

Return After Taxes on Distributions	−44.29%	2.40%	5.85%	4.73%

Return After Taxes on Distributions and Sale of Fund Shares	−22.79%	4.71%	6.67%	5.49%

MSCI ACWI Ex-U.S. Index	−45.53%	2.56%	1.95%	3.04%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.18%	[1]
Redemption fee (as a percentage of amount redeemed)	0.18%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying fund expenses)	0.79%	[2]
Total annual fund operating expenses	0.81%
Expense reimbursement	(0.02%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.79%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying funds for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.66% and 0.13%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$117	$303	$505	$1,087	$99	$283	$483	$1,060

* After reimbursement

73

 GMO INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND
Fund Inception Date: 6/5/06

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). Although the Fund’s primary exposure is to foreign equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager changes the Fund’s holdings of the underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%-4%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying Funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk – Fixed Income Securities (risk that the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

74

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 7.31% (2Q2007)
Lowest Quarter: −18.80% (3Q2008)
Year-to-Date (as of 3/31/09): −15.03%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				06/05/06

Return Before Taxes	−37.96%	N/A	N/A	−8.39%

Return After Taxes on Distributions	−39.84%	N/A	N/A	−10.55%

Return After Taxes on Distributions and Sale of Fund Shares	−22.02%	N/A	N/A	−6.78%

MSCI EAFE Index	−43.38%	N/A	N/A	−12.25%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.04%[1]
Redemption fee (as a percentage of amount redeemed)	0.04%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying fund expenses)	0.67%[2]
Total annual fund operating expenses	0.69%
Expense reimbursement	(0.02%)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.67%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying funds for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.59% and 0.08%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$77	$238	$413	$922	$72	$233	$408	$915

* After reimbursement

75

 GMO GLOBAL EQUITY ALLOCATION FUND
Fund Inception Date: 11/26/96

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds and the U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). Although the Fund’s primary exposure is to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations.
The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.
Benchmark
The Fund’s benchmark is the MSCI ACWI (All Country World Index) Index, a global developed and emerging markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying Funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

76

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 18.79% (2Q2003)
Lowest Quarter: −15.65% (4Q2008)
Year-to-Date (as of 3/31/09): −10.27%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				11/26/96

Return Before Taxes	−33.25%	2.00%	5.80%	6.92%

Return After Taxes on Distributions	−35.06%	−0.10%	3.73%	4.34%

Return After Taxes on Distributions and Sale of Fund Shares	−19.39%	1.84%	4.56%	5.11%

MSCI ACWI Index[a]	−42.19%	−0.06%	−0.14%	2.57%

MSCI ACWI+ Index[b]	−42.56%	−2.09%	−1.06%	2.69%

a Fund’s benchmark.

b The MSCI ACWI+ Index is a composite benchmark computed by the Manager and represents (i) the GMO Global Equity Index, a composite benchmark computed by the Manager that consists of the S&P 500 Index (75%) and the MSCI ACWI ex-U.S. Index (25%) through 5/31/08, and (ii) the MSCI ACWI Index thereafter, each of which was the Fund’s benchmark during the period indicated.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.12%	[1]
Redemption fee (as a percentage of amount redeemed)	0.12%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.03%
Acquired fund fees and expenses (underlying fund expenses)	0.60%	[2]
Total annual fund operating expenses	0.63%
Expense reimbursement	(0.03%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.60%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying funds for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying Funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.50%, less than 0.01%, and 0.10%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$86	$237	$402	$879	$73	$223	$387	$861

* After reimbursement

77

  GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND
Fund Inception Date: 6/16/05

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares of the International Equity Funds and the U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, Flexible Equities Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). Although the Fund’s primary exposure is to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark

The Fund’s benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying Funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

78

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 8.27% (4Q2006)
Lowest Quarter: −15.27% (4Q2008)
Year-to-Date (as of 3/31/09): −11.43%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				6/16/05

Return Before Taxes	−32.13%	N/A	N/A	−0.30%

Return After Taxes on Distributions	−33.04%	N/A	N/A	−1.82%

Return After Taxes on Distributions and Sale of Fund Shares	−19.68%	N/A	N/A	−0.20%

MSCI World Index	−40.71%	N/A	N/A	−4.48%

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.04%	[1]
Redemption fee (as a percentage of amount redeemed)	0.04%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying fund expenses)	0.57%	[2]
Total annual fund operating expenses	0.58%
Expense reimbursement	(0.01%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.57%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying funds for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.48% and 0.09%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$66	$202	$350	$779	$62	$197	$345	$773

* After reimbursement

79

 GMO GLOBAL BALANCED ASSET ALLOCATION FUND
Fund Inception Date: 6/28/96

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares or holds assets of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Flexible Equities Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may be exposed to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Fund, however, intends to have at least 25% of its assets invested in fixed income investments and at least 25% in equity investments.

Benchmark
The Fund’s benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the MSCI ACWI (All Country World Index) Index (an international equity index, independently maintained and published by Morgan Stanley Capital International) and (ii) the Barclays Capital U.S. Aggregate Index (an independently maintained and published index of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index. From June 30, 2002 through March 31, 2007, the GMO Global Balanced Index consisted of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international equity index (excluding U.S. and including emerging countries) that is independently maintained and published by Morgan Stanley Capital International); and (iii) the Barclays Capital U.S. Aggregate Index in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Barclays Capital U.S. Aggregate Index). On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
     Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

80

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 14.27% (2Q2003)
Lowest Quarter: −9.87% (3Q2001)
Year-to-Date (as of 3/31/09): −4.48%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III*				6/28/96

Return Before Taxes	−20.26%	3.81%	6.80%	6.84%

Return After Taxes on Distributions	−23.92%	1.44%	4.64%	4.35%

Return After Taxes on Distributions and Sale of Fund Shares	−12.52%	2.35%	4.90%	4.66%

MSCI ACWI Index	−42.19%	−0.06%	−0.14%	3.05%

Barclays Capital U.S. Aggregate Index	5.24%	4.65%	5.63%	6.36%

GMO Global Balanced Index[a]	−27.99%	0.85%	1.74%	4.96%

Global Balanced Benchmark+Index[b]	−27.99%	0.85%	0.10%	3.25%

a Fund’s benchmark (computed by the Manager).
b The Global Balanced Benchmark+Index is a composite benchmark computed by the Manager, and represents (i) the MSCI ACWI (All Country World Index) Index (an international equity index, independently maintained and published by Morgan Stanley Capital International and part of the MSCI Standard Index Series) through 6/30/02, and (ii) the GMO Global Balanced Index thereafter, each of which was the Fund’s benchmark during the periods indicated.

* The Fund commenced operations on June 28, 1996 with two classes of shares – Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund’s principal investment strategies, effective June 30, 2002.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.09%[1]
Redemption fee (as a percentage of amount redeemed)	1.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying fund expenses)	0.60%[2]
Total annual fund operating expenses	0.61%
Expense reimbursement	(0.01%)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.60%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.48%, less than 0.01%, and 0.12%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$175	$340	$521	$1,044	$70	$227	$397	$891

** After reimbursement

81

 GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
Fund Inception Date: 5/31/05

Investment objective
Total return greater than that of its benchmark.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares or holds assets of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Flexible Equities Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may have exposure to foreign and U.S. equity securities (including emerging country equities, both growth and value style equities, and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

Benchmark
The Fund’s benchmark is the GMO Strategic Opportunities Allocation Index, a composite benchmark computed by GMO. It consists of (i) the MSCI World Index (a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International) and (ii) the Barclays Capital U.S. Aggregate Index, an independently maintained and published index of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher in the following proportions: 75% (MSCI World Index) and 25% (Barclays Capital U.S. Aggregate Index).

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
     Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

82

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Year Ending December 31

Highest Quarter: 6.58% (4Q2006)
Lowest Quarter: −10.19% (4Q2008)
Year-to-Date (as of 3/31/09): −6.18%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				5/31/05

Return Before Taxes	−22.21%	N/A	N/A	2.39%

Return After Taxes on Distributions	−24.94%	N/A	N/A	0.30%

Return After Taxes on Distributions and Sale of Fund Shares	−13.46%	N/A	N/A	1.37%

GMO Strategic Opportunities Allocation Index*	−31.05%	N/A	N/A	−1.65%

MSCI World Index	−40.71%	N/A	N/A	−4.02%

Barclays Capital U.S. Aggregate Index	5.24%	N/A	N/A	4.73%

* Fund’s benchmark (computed by the Manager).

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.03%[1]
Redemption fee (as a percentage of amount redeemed)	1.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying fund expenses)	0.57%[2]
Total annual fund operating expenses	0.58%
Expense reimbursement	(0.01%)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.57%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.46%, less than 0.01%, and 0.11%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$166	$321	$490	$981	$61	$207	$366	$828

** After reimbursement

83

 GMO BENCHMARK-FREE ALLOCATION FUND
Fund Inception Date: 7/23/03

Investment objective
The Fund seeks a positive total return. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular securities market index or blend of market indices (e.g., the Fund seeks positive return, not “relative” return). There can be no assurance that the Fund will achieve its investment objective.

Principal investment strategies
The Fund is a fund of funds and invests primarily in shares or holds assets of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Flexible Equities Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying Funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying Fund.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. In addition, while each Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. For a more complete discussion of risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging country equities). Equity securities held by underlying Funds may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – From time to time, the Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt (including below investment grade securities (also known as “junk bonds”)). Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

•	Smaller Company Risk – From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives by underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying Funds with higher fees or expenses than the underlying Funds in which the Fund is invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risk from use of derivatives by an underlying Fund), and Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified.

84

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31

Highest Quarter: 8.37% (4Q2004)
Lowest Quarter: −6.90% (4Q2008)
Year-to-Date (as of 3/31/09): −2.09%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				7/23/03

Return Before Taxes	−12.20%	8.70%	N/A	11.63%

Return After Taxes on Distributions	−17.32%	5.34%	N/A	8.22%

Return After Taxes on Distributions and Sale of Fund Shares	−7.51%	6.16%	N/A	8.70%

MSCI World Index[a]	−40.71%	−0.51%	N/A	2.60%

Consumer Price Index[b]	0.16%	2.72%	N/A	2.62%

a The MSCI World Index is a global developed markets equity index that is independently maintained and published by Morgan Stanley International.
b The Consumer Price Index produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services.

Fees and expenses
The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.10%	[1]
Redemption fee (as a percentage of amount redeemed)	1.00%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying fund expenses)	0.73%	[2]
Total annual fund operating expenses	0.74%
Expense reimbursement	(0.01%	)[3]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.73%

1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which has been restated to reflect current fees of certain of the underlying funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying funds that enter into reverse repurchase agreements. Indirect expenses also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were 0.48%, 0.01%, and 0.24%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus) exceed 0.00% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$189	$397	$622	$1,272	$84	$284	$500	$1,123

* After reimbursement

85

 GMO ALPHA ONLY FUND
Fund Inception Date: 7/29/94

Investment objective
Seeks to outperform the Fund’s benchmark.

Principal investment strategies
The Fund invests in shares of the U.S. Equity Funds and the International Equity Funds, and also may invest in shares of Emerging Country Debt Fund (“ECDF”) and Flexible Equities Fund (collectively, the “underlying Funds”). In addition, the Fund may invest in securities. The Fund implements its strategy with investments in a combination of U.S., foreign, and emerging country equities and emerging country debt.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying Funds and securities in which the Fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes). The Manager seeks to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund). The Manager changes the Fund’s holdings in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments.

To the extent that the Fund’s hedges are effective, the performance of the Fund’s portfolio is expected to have a low correlation to the performance of the underlying Funds and assets in which the Fund invests. Instead, the Fund’s performance is expected to approximate the performance of the underlying Funds and assets in which the Fund invests relative to the broader securities markets.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark
The Fund’s benchmark is the Citigroup 3 Month Treasury Bill Index, an independently maintained and published short-term bill index. On an annualized basis, the Fund seeks to outperform its benchmark by 1.5%-2%, net of fees, over a complete market cycle.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results. In addition, as a result of the Fund’s hedging positions, the value of the Fund’s shares will be adversely affected if the return on the Fund’s equity positions is lower than the returns that are the subject of the Fund’s hedging positions.

•	Derivatives Risk – The use of derivatives by the Fund or underlying Funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

•	Foreign Investment Risk – The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund or an underlying Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling securities or closing derivative positions at desirable prices.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities. Recent market events caused credit spreads for asset-backed and other fixed income securities to widen dramatically and contributed to substantial declines in their value. There can be no assurance these conditions will not continue or that they will not deteriorate further.

•	Leveraging Risk – Because the Fund and some underlying Funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions, the Fund may be leveraged in relation to its assets. Leverage increases the Fund’s portfolio losses and reduce opportunities for gain when interest rates or currency rates are changing.
     Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s or an underlying Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund or a borrower of the Fund’s or an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment by the Fund or an underlying Fund in companies with smaller market capitalizations), and Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited). The Fund and some of the underlying Funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund’s or the underlying Fund’s performance more than if the Fund or the underlying Fund were diversified. Certain of the above referenced risks are more pronounced for the Fund as a result of its investment in ECDF.

86

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 8.01% (2Q1999)
Lowest Quarter: −3.20% (4Q1999)
Year-to-Date (as of 3/31/09): −0.65%
Average Annual Total Returns
Periods Ending December 31, 2008

	1 Year	5 Years	10 Years	Incept.

Class III				7/29/94

Return Before Taxes	12.08%	6.07%	7.95%	5.68%

Return After Taxes on Distributions	−7.31%	1.75%	4.80%	2.88%

Return After Taxes on Distributions and Sale of Fund Shares	11.87%	3.47%	5.41%	3.46%

Citigroup 3 Month Treasury Bill Index	1.80%	3.10%	3.30%	3.91%

Class IV				3/2/06

Return Before Taxes	12.16%	N/A	N/A	7.67%

Citigroup 3 Month Treasury Bill Index	1.80%	N/A	N/A	3.73%

Fees and expenses
The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.00%[1]	0.00%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%[1]	0.00%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.50%	0.50%
Shareholder service fee	0.15%[2]	0.10%[2]
Other expenses	0.05%[3]	0.05%[3]
Acquired fund fees and expenses (underlying fund expenses)	0.43%[4]	0.43%[4]
Total annual fund operating expenses	1.13%	1.08%
Expense reimbursement/waiver	(0.46%)[2,5]	(0.46%)[2,5]
Net aggregate annual expenses (Fund and underlying fund expenses)	0.67%	0.62%
1 See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.
3 “Other expenses” have been restated to reflect current fees.
4 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in underlying Funds and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which have been restated to reflect current fees of certain of the underlying funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless issuers hold themselves out to be investment companies. Indirect expenses include commission fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.42% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.
5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in underlying funds (excluding these Funds’ Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.
Example
This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$68	$320	$591	$1,365	$68	$320	$591	$1,365
Class IV	$63	$304	$564	$1,308	$63	$304	$564	$1,308

* After reimbursement

87

DESCRIPTION OF PRINCIPAL RISKS

The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	U.S. Equity Funds									International Equity Funds
	U.S. Core Equity Fund	Tobacco- Free Core Fund	Quality Fund	U.S. Intrinsic Value Fund	U.S. Growth Fund	U.S. Small/Mid Cap Value Fund	U.S. Small/Mid Cap Growth Fund	Real Estate Fund	Tax- Managed U.S. Equities Fund	International Core Equity Fund	International Intrinsic Value Fund	International Growth Equity Fund	Developed World Stock Fund	Currency Hedged International Equity Fund	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund	Emerging Markets Fund	Emerging Countries Fund	Tax- Managed International Equities Fund

Market Risk – Equity Securities Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Market Risk – Value Securities Risk	•	•	•	•		•		•	•	•	•		•		•	•	•	•	•	•

Market Risk – Growth Securities Risk					•		•					•

Market Risk – Fixed Income Securities Risk

Liquidity Risk						•	•							•	•	•	•	•	•	•

Smaller Company Risk						•	•	•	•	•	•	•		•	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Foreign Investment Risk			•							•	•	•	•	•	•	•	•	•	•	•

Currency Risk			•							•	•	•	•	•	•	•	•	•	•	•

Focused Investment Risk			•					•										•	•

Real Estate Risk								•

Leveraging Risk

Credit and Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Short Sales Risk

Commodities Risk

Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Fund of Funds Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Non-Diversified Funds			•	•	•		•	•	•				•	•	•			•	•	•

88

	Fixed Income Funds												Asset Allocation Funds
							Short-	Inflation			Asset	World			International		World	Global
	Core		Currency		Emerging	Short-	Duration	Indexed		Asset	Allocation	Opportunity	U.S.	International	Opportunities	Global	Opportunities	Balanced	Strategic	Benchmark-
	Plus	International	Hedged	Global	Country	Duration	Collateral	Plus	U.S.	Allocation	International	Overlay	Equity	Equity	Equity	Equity	Equity	Asset	Opportunities	Free	Alpha
	Bond	Bond	International	Bond	Debt	Investment	Share	Bond	Treasury	Bond	Bond	Share	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Only
	Fund	Fund	Bond Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Market Risk – Equity Securities Risk													•	•	•	•	•	•	•	•	•

Market Risk – Value Securities Risk

Market Risk – Growth Securities Risk

Market Risk – Fixed Income Securities Risk	•	•	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•

Liquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Smaller Company Risk													•	•	•	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•	•	•	•	•

Foreign Investment Risk	•	•	•	•	•			•		•	•	•	•	•	•	•	•	•	•	•	•

Currency Risk	•	•	•	•	•			•		•	•	•	•	•	•	•	•	•	•	•	•

Focused Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•

Real Estate Risk													•			•	•	•	•		•

Leveraging Risk	•	•	•	•	•			•		•	•	•		•	•	•	•	•	•	•	•

Credit and Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Short Sales Risk														•	•	•	•	•	•	•	•

Commodities Risk														•	•	•	•	•	•	•

Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Fund of Funds Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Non-Diversified Funds	•	•	•	•	•	•	•	•		•	•		•								•

89

Factors that may affect a particular Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and some related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time. The SAI includes more information about the Funds and their investments.

Each Fund that invests in other GMO Funds (as indicated in each such Fund’s “Principal investment strategies” above) is exposed to all the risks to which those other GMO Funds are exposed. Therefore, unless otherwise noted herein, the principal risks summarized below include both direct and indirect principal risks of the Fund, and, as indicated in the “Fund Summaries” section of this Prospectus, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through another GMO Fund.

• MARKET RISK.  All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of Fund holdings. General market risks include the following:

Equity Securities Risk.  A principal risk of each Fund with a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as a decline in demand, labor or raw material shortages, increased production costs, regulation, or competitive industry conditions. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

The U.S. Equity Funds, International Equity Funds (including Emerging Markets Fund and Emerging Countries Fund), and some of the Asset Allocation Funds invest a substantial portion of their assets in equities and generally do not take temporary defensive positions. As a result, declines in stock market prices generally are likely to reduce the value of the Funds’ investments.

Value Securities Risk.  A Fund may purchase some equity securities at prices below what the Manager believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value. These risks apply to all of the Funds noted above that invest a substantial portion of their assets in equities. The risks are particularly pronounced for U.S. Core Equity Fund, Tobacco-Free Core Fund, Quality Fund, U.S. Small/Mid Cap Value Fund, U.S. Intrinsic Value Fund, International Intrinsic Value Fund, Foreign Fund, and Foreign Small Companies Fund, which invest primarily in value securities.

Growth Securities Risk.  Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations than other securities because of their heavy dependence on future earnings expectations. At times when the market is concerned that these expectations may not be met, the prices of growth securities typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for U.S. Growth Fund, International Growth Equity Fund, and U.S. Small/Mid Cap Growth Fund, which invest primarily in growth securities.

Fixed Income Securities Risk.  A principal risk of each Fund (e.g., the Fixed Income Funds and certain Asset Allocation Funds) that has a significant investment in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) is that the values of those securities typically change as interest rates fluctuate. The risk associated with fluctuating interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. The value of fixed-rate securities generally falls when interest rates rise, since prospective interest payments on new bonds will exceed current payments on existing bonds; the opposite is true when interest rates fall, since current investments have locked in a higher interest rate. The extent to which a security’s value moves with interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. Longer-maturity investments generally have longer durations, as the investment’s fixed rate is locked in for longer periods of time. Floating-rate or adjustable-rate securities, however, generally have short interest rate durations, since their interest rates are not fixed but rather float up and down with the level of prevailing interest rates. Most of the Fixed Income Funds also are permitted to invest, from time to time, in fixed income securities paying no interest, such as zero coupon and principal-only and interest-only securities, and, to the extent they make such investments, those Funds will be exposed to additional interest rate risk.

In addition, the value of inflation indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) is expected to change in response to changes in real interest rates. Their value typically will decline during periods of rising real interest rates and increase during periods of declining real interest rates (i.e., nominal interest rate minus inflation). Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the value of inflation indexed bonds may decline more than the value of non-inflation indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance that the value of a Fund’s inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest payable on these investments (calculated with respect to a smaller principal amount) will be reduced. The interest payments on these investments cannot be known with certainty. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case

90

of TIPS. The risks associated with inflation indexed bonds are particularly pronounced for Inflation Indexed Plus Bond Fund, which primarily invests in inflation indexed bonds and has exposure to TIPS.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Additional market risks apply to Funds that invest a substantial portion of their assets in asset-backed securities, which include Short-Duration Collateral Fund (“SDCF”) or World Opportunity Overlay Fund (“Overlay Fund”) and the Fixed Income Funds and Asset Allocation Funds holding and/or investing in them. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities are now rated below investment grade. See “Credit and Counterparty Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid. See “How to Redeem Shares — Current Market Conditions” below for more information on how the liquidity crisis in the global credit markets affects the Fixed Income Funds’ redemption policies.

The value of an asset-backed security may depend on the servicing of its underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment and a Fund may be unable to invest prepayments at as high a yield as the asset-backed security.

Funds investing in asset-backed securities are subject to greater risk because asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors.

Market risk for fixed income securities is amplified by liquidity risk which has become more pronounced since the deterioration of worldwide economic and liquidity conditions referred to above. See “Liquidity Risk” below. Even in the absence of a credit downgrade or default, the price of fixed income securities held by the Funds may decline significantly due to reduction in market demand. Market risk for fixed income securities denominated in foreign securities is also amplified by currency risk. See “Currency Risk” below.

• LIQUIDITY RISK.  A Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, investment in securities of companies with smaller market capitalizations, investment in foreign securities (in particular emerging market securities), and/or the use of derivatives (in particular over-the-counter (“OTC”) derivatives) have the greatest exposure to liquidity risk. These types of investments are more likely to be fair valued (see “Determination of Net Asset Value”). A Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. In addition, a Fund’s holdings in assets for which the relevant market is or becomes less liquid are more susceptible to loss of value. Less liquid securities also may fall more in price than other securities during periods when markets decline generally.

A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing out a short position).

91

Some of the markets, exchanges, or securities in which a Fund invests may prove to be less liquid and this would affect the price at which, and the time period in which, the Fund may liquidate positions to meet redemption requests or other funding requirements. Although U.S. Treasury securities have historically been among the most liquid fixed income investments, there can be no assurance that the market will not become less liquid in the future.

Liquidity risk is particularly pronounced for Emerging Country Debt Fund, which invests a substantial portion of its assets in sovereign debt of emerging countries that typically is less liquid than the debt securities in its benchmark. Likewise, liquidity risk would be particularly pronounced for Asset Allocation Bond Fund and Asset Allocation International Bond Fund to the extent that these Funds invest in emerging country fixed income securities. This risk also is particularly pronounced for Currency Hedged International Equity Fund, Emerging Markets Fund, Emerging Countries Fund, Foreign Small Companies Fund, International Small Companies Fund, and the Asset Allocation Funds, which make (or may make) investments in emerging market securities that are not widely traded and that may be subject to purchase and sale restrictions and in securities of companies with smaller market capitalizations that are not widely held and trade less frequently and in lesser quantities than securities of companies with larger market capitalizations. Also, a Fund may be unable to repatriate capital, dividends, interest, and other income from emerging market countries, or it may require government consents to do so.

All of the Funds may buy securities that are less liquid than those in their benchmarks. See “Smaller Company Risk” and “Foreign Investment Risk” below for more information on risks associated with securities of companies with smaller market capitalizations and emerging market securities.

As noted under “Market Risk — Fixed Income Securities” above, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, liquidity risk has been pronounced for funds that invest in fixed income securities, and particularly asset-backed securities. There can be no assurance that in the future the market for such securities will become more liquid. See “How to Redeem Shares — Current Market Conditions” below for more information on how the liquidity crisis in the global credit markets affects the Fixed Income Funds’ redemption policies.

• SMALLER COMPANY RISK.  Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities than securities of companies with larger market capitalizations, and have market prices that may fluctuate more than those of other securities. They also may trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation but also involve greater risks than customarily are associated with investments in more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for International Small Companies Fund and Foreign Small Companies Fund, which make investments primarily in small companies, and U.S. Small/Mid Cap Value Fund and U.S. Small/Mid Cap Growth Fund, which make investments primarily in small- and mid-cap companies. These risks also are particularly pronounced for Emerging Markets Fund and Emerging Countries Fund, which may invest a portion of their assets in companies with smaller market capitalizations. In addition, each of Emerging Markets Fund and Emerging Countries Fund may buy securities that have smaller market capitalizations than those in its benchmark.

• DERIVATIVES RISK.  All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and related indices. The Funds may use derivatives for many purposes, including as a substitute for direct investment in securities or other assets and as a means to hedge other investments. The Funds also may use derivatives as a way to adjust their exposure to various securities, markets, and currencies without actually having to sell existing investments and make new investments. This generally is done when the adjustment is expected to be relatively temporary or in anticipation of selling Fund assets and making new investments over time. The SAI contains a description of the various derivatives a Fund may utilize.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivatives exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, the Fund may invest in derivatives as to which the counterparty’s obligations are not secured by collateral (e.g., foreign currency forwards; see “Currency Risk” below), that require collateral but in which the Fund’s security interest is not perfected, that require a significant upfront deposit unrelated to the derivative’s intrinsic value, or in which the derivative is not regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are collateralized, there is usually a lag between the day the collateral is called for

92

and the day the Fund receives the collateral. When the counterparties’ obligations are not fully secured by collateral, the Fund will be exposed to the risk of having limited recourse if a counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in economic environments (like those prevailing recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Derivatives also are subject to a number of risks described elsewhere in this “Description of Principal Risks” section, including market risk, liquidity risk, currency risk, and credit and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which such swaps and other OTC derivatives may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters into swaps and other OTC derivatives with specialized terms because the value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders. Suitable derivatives are not available in all circumstances. For example, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds will be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Although all of the Funds are subject to these risks to the extent they use derivatives, the risks of derivatives are particularly pronounced for Currency Hedged International Equity Fund and each of the Fixed Income Funds (other than U.S. Treasury Fund), which use derivatives directly or indirectly (through investment in other GMO Funds) in implementing their investment programs. In implementing those Funds’ investment programs, the Manager may use a variety of exchange-traded and OTC derivatives to create synthetic exposure to fixed income securities (instead of directly investing in those securities), hedge a Fund’s foreign currency exposure into the U.S. dollar, and/or achieve additional returns by investing in global interest rate, currency, and/or emerging country debt markets. In particular, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund typically invest in various types of swap contracts, including credit default swaps, total return swaps on fixed income securities or indices, and interest rate swaps. Credit default swaps involve one party paying another party for the right to receive a specified return in the event of a default by a third party (e.g., a corporate (including asset-backed security) or sovereign issuer) on a particular obligation. In addition, when, as an alternative to purchasing bonds directly, a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and credit and counterparty risk (see “Credit and Counterparty Risk” below), and are subject to documentation risks.

• FOREIGN INVESTMENT RISK.  Funds that invest in foreign (non-U.S.) securities are subject to additional and more varied risks because the market prices of those securities may fluctuate more than those of U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a limited number of industries. Additionally, issuers of foreign securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on capital gains or on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

Some non-U.S. markets require foreign investors to obtain a license to invest in such markets. A license to invest in such markets may be subject to various limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly in such markets is subject to the risk that the license will be terminated or suspended. If the license were terminated or suspended, the Fund would be required to seek exposure to the market through the purchase of American Depositary Receipts, Global Depository Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or a revocation of such a license and could thereby limit the Funds’ investment opportunities.

Foreign investment risk is a principal risk of each Fund that invests a material portion of its assets in foreign securities. This risk is particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Alpha Only Fund, which normally invest a significant portion of their assets in foreign securities, and for Core Plus Bond Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International

93

Bond Fund, which may seek additional returns, in part, by investing in foreign bonds. Some of these risks are also applicable to the U.S. Equity Funds because they are permitted to invest a portion of their assets in securities of foreign issuers traded in the U.S.

In addition, Funds that invest a significant portion of their assets in the securities of issuers based in emerging countries are subject to greater foreign investment risk than Funds investing primarily in more developed foreign countries. These risks include: greater fluctuations in currency exchange rates; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls, and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; companies that are smaller and more recently organized; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Markets Fund and Emerging Countries Fund, which typically invest most of their assets in equity investments tied economically to emerging countries, and Emerging Country Debt Fund, which invests primarily in sovereign or quasi-sovereign debt of emerging countries. Quality Fund, Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, Tax-Managed International Equities Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and the Asset Allocation Funds, each of which may have exposure to emerging markets, are also subject to increased foreign investment risk.

• CURRENCY RISK.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded and/or in which a Fund receives income, or currencies in which a Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

Many of the Funds may use derivatives to acquire a position in currencies whose value the Manager expects to correlate with the value of currencies the Fund owns, currencies the Manager wants the Fund to own, or currencies the Fund is exposed to through its investments. This presents the risk that the exchange rates of the currencies involved may not move in relation to one another as expected. In that case, the Fund could lose money on its holding of a particular currency and also lose money on the derivative. Many of the Funds also take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their security investments and/or their benchmarks.

All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivatives may be adversely affected by changes in the exchange rates of foreign currencies. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund, which, for investment purposes, regularly acquire derivatives on foreign currencies and take active long and short currency positions through exchange-traded and OTC foreign currency derivatives. Foreign currency derivatives (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, consistent with industry practice, the obligations of counterparties in currency derivatives may not be secured by collateral, which increases counterparty risk (see “Credit and Counterparty Risk” below).

• FOCUSED INVESTMENT RISK.  Funds whose investments are focused in particular countries, regions, sectors, or companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) may be subject to greater overall risk than Funds whose investments are more diversified. Additionally, Funds that invest in securities of a small number of issuers may be subject to greater overall risk than Funds that invest in securities of many different issuers. Therefore, those Funds should only be considered as part of a diversified portfolio that includes other investments.

A Fund that focuses its investments in a particular sector, or in securities of companies in a particular industry, may be especially vulnerable to events affecting those sectors, or companies because those securities, sectors, or companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. As noted under “Market Risk — Fixed Income Securities” above, sectors of the securitized credit markets have become more highly correlated since the deterioration of worldwide economic and liquidity conditions that became acute in 2008. This risk also is particularly pronounced for Real Estate Fund, which has a fundamental policy to concentrate its assets in real estate-related investments. See also “Real Estate Risk” below.

Similarly, Funds that invest a significant portion of their assets in investments tied economically to a particular geographic region or foreign country have more exposure to regional and country economic risks than Funds making foreign investments throughout the world’s economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to

94

other countries in that region. Furthermore, to the extent a Fund invests in the debt or equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Emerging Markets Fund, Emerging Countries Fund, and Emerging Country Debt Fund.

A Fund that invests its assets in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. This risk is particularly pronounced for Quality Fund.

• REAL ESTATE RISK.  Because a fundamental policy of Real Estate Fund is to concentrate its assets in real-estate related investments, the value of the Fund’s portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. REITs also are subject to cash flow dependency, defaults by borrowers, and the risk of failing to qualify for special tax treatment accorded REITs under the Internal Revenue Code of 1986, and/or to maintain exemption from investment company status under the 1940 Act.

• LEVERAGING RISK.  A Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases a Fund’s portfolio losses when the value of its investments declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio may be leveraged temporarily if it borrows money to meet redemption requests or settle investment transactions or if it avails itself of the right to delay payment on redemption.

The U.S. Equity Funds and International Equity Funds (including Emerging Markets Fund and Emerging Countries Fund) may have temporary net long exposures in excess of their net assets as a result of futures and swap positions taken in connection with rebalancing of the Funds’ portfolios in anticipation of cash flows (redemptions, subscriptions, payments of fees, etc.). These Funds may manage some of their derivative positions by maintaining cash or liquid securities with a value equal to the face value of those positions or by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged. The Fixed Income Funds are not limited in the extent to which they may use derivatives. As a result, their net long exposure may exceed 100% of their net assets. Leveraging risk is particularly pronounced for Emerging Country Debt Fund.

• CREDIT AND COUNTERPARTY RISK.  This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase or reverse repurchase agreement or other OTC derivative contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Credit risk for fixed income securities is the risk that the issuer will be unable to make scheduled contractual payments of principal and interest. The value of a Fund’s investments can decline as a result of an issuer’s defaulting on its payment obligations or the market’s expectation of a default. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded.

Nearly all fixed income securities are subject to some credit risk. The risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

As noted under “Market Risk — Fixed Income Securities” above, asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends

95

on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.

A Fund also will be exposed to credit risk on the reference security when it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

Credit risk is particularly pronounced for below investment grade securities (also known as “junk bonds”), which are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, is below investment grade. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities and a Fund’s net asset value may be particularly volatile. Although offering the potential for higher investment returns, junk bonds often are less liquid than higher quality securities, their issuers’ ability to make principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Junk bonds often also are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a market. The market price of these securities can change suddenly and unexpectedly. This risk is particularly pronounced for Asset Allocation Bond Fund and Asset Allocation International Bond Fund, each of which may invest up to 100% of its assets in junk bonds. In addition, Emerging Country Debt Fund is subject to substantial credit risk because it primarily invests in sovereign debt of emerging countries and the debt securities in which it invests are typically below investment grade and of lesser quality than the debt securities in its benchmark. Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, and Inflation Indexed Plus Bond Fund are also subject to this risk because these Funds may invest a portion of their assets in sovereign debt of emerging countries (primarily through their investments in Emerging Country Debt Fund). Credit risk also is particularly pronounced for the Fixed Income Funds that invest in SDCF or Overlay Fund, because a substantial number of securities held by SDCF and Overlay Fund have suffered credit downgrades and some are now rated below investment grade.

A Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts, swap contracts, reverse repurchase agreements and repurchase agreements) or lends its portfolio securities. See “Derivatives Risk” above for more information. If a counterparty’s obligation to a Fund under such an arrangement is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty and there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. Funds that use swap contracts are subject, in particular, to the creditworthiness of the contracts’ counterparties because certain types of swap contracts have durations longer than six months (and, in some cases, a number of decades). Counterparty risk is still present even if a counterparty’s obligations are structured to be secured by collateral because the Fund’s interest in collateral may not be perfected, or the derivative may not be promptly marked-to-market and additional collateral may not be promptly posted. A Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives. These risks are particularly pronounced for Emerging Country Debt Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, World Opportunity Overlay Share Fund, and Inflation Indexed Plus Bond Fund, which typically invest in OTC derivatives, including swap contracts with longer-term maturities.

• SHORT SALES RISK.  A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. A Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect a Fund against the risk of loss in the value of a portfolio security by offsetting a decline in value of the security by a corresponding gain in the short position. The converse, however, is that any increase in the value of the security will be offset by a corresponding loss in the short position.

In implementing its principal investment strategies, Alpha Only Fund is permitted to engage in short sales of securities that it does not own. To do so, the Fund would borrow a security (ordinarily shares of an exchange-traded fund (“ETF”)) from a broker and sell it to a third party. This type of short sale would expose Alpha Only Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest it receives on the securities while they are borrowed. Short sales of securities the Fund does not own involve a form of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. Accordingly, Alpha Only Fund may be subject to increased leveraging risk and other investment risks described in this “Description of Principal Risks” section as a result of engaging in short sales of securities it does not own.

• COMMODITIES RISK.  The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest in Alternative Asset Opportunity Fund, which is not offered in this Prospectus. For more information regarding Alternative Asset Opportunity Fund, see page 142 of this Prospectus. Alternative Asset Opportunity Fund has indirect exposure to global commodity markets. Therefore,

96

the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Alternative Asset Opportunity Fund indirectly uses commodity-related derivatives. The value of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) are exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

• MARKET DISRUPTION AND GEOPOLITICAL RISK.  All Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The wars in Iraq and Afghanistan have had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events are possible. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008 may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. At such times, the Funds’ exposure to the risks described elsewhere in this “Description of Principal Risks” section, including market risk, liquidity risk, and credit and counterparty risk, can increase.

The value of the Funds’ investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. This risk is particularly acute in economic environments (like those prevailing recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Such market disruptions might prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause the Funds’ derivative counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury’s ability to satisfy its obligations.

• LARGE SHAREHOLDER RISK.  To the extent that shares of a Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. These transactions will affect the Fund, since it may have to make redemptions in-kind or sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. See “Beneficial Owners of 5% or More of the Funds’ Shares” in the SAI for more information. Substantial percentages of many Funds are held by Asset Allocation Funds and/or separate accounts managed by the Manager for its clients. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carry forwards to offset future net realized gains and may limit or prevent the Fund’s ability to use tax equalization. In addition, each Fund that invests in other GMO Funds having large shareholders is indirectly subject to this risk.

• MANAGEMENT RISK.  Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager uses proprietary investment techniques and risk analyses in making investment decisions for the Funds, but there can be no assurance that the Manager will achieve the desired results and a Fund may incur significant losses. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. The Funds generally do not take temporary defensive positions and instead generally stay fully invested in the asset classes in which they are permitted to invest, such as domestic equities, foreign equities, or emerging country debt. A Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a Fund’s performance to differ from that of its benchmark. In those cases, a Fund’s performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark. Management risk may be particularly pronounced for Quality Fund and Benchmark-Free Allocation Fund because these Funds do not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. Tax-Managed U.S. Equities Fund and Tax-Managed International Equities Fund (collectively, the “Tax-Managed Funds”) also are subject to management risk because the Manager’s tax management strategies may not be effective. In addition, management risk is pronounced for Asset Allocation Bond Fund and Asset Allocation International Bond Fund because the Manager may focus each Fund’s investments in a particular bond sector, and the Manager’s expectation regarding the performance of that sector may prove to be inaccurate. Investors in these Funds are more likely to incur tax liabilities that exceed their economic returns.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS.  Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this paragraph, “underlying Funds”), are exposed to the risk

97

that the underlying Funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from some of the underlying Funds, the Manager has a financial incentive to invest the assets of the GMO Funds that do not themselves charge a management fee (e.g., Asset Allocation Funds other than Alpha Only Fund) in underlying Funds that it manages with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions. Because some underlying Funds (e.g., the Fixed Income Funds) in turn invest a substantial portion of their assets in other GMO Funds pursuant to an exemptive order obtained from the SEC, the Asset Allocation Funds have more tiers of investments than funds in other groups of investment companies operating only pursuant to statutory and/or regulatory exemptions. In addition, Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds).

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create balances of uninvested cash, which may cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. Additionally, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS.  Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, they may be subject to greater credit, market, and other risks than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Quality Fund

•	U.S. Growth Fund

•	U.S. Intrinsic Value Fund

•	U.S. Small/Mid Cap Growth Fund

•	Real Estate Fund

•	Tax-Managed U.S. Equities Fund

•	Developed World Stock Fund

•	Currency Hedged International Equity Fund

•	Foreign Fund

•	Emerging Markets Fund

•	Emerging Countries Fund

•	Tax-Managed International Equities Fund

•	U.S. Equity Allocation Fund

•	Alpha Only Fund

•	all of the Fixed Income Funds except U.S. Treasury Fund

Each of the following Funds may invest a substantial portion of its assets in shares of Emerging Country Debt Fund, which is not a diversified investment company under the 1940 Act:

•	Core Plus Bond Fund

•	International Bond Fund

•	Currency Hedged International Bond Fund

•	Global Bond Fund

•	Inflation Indexed Plus Bond Fund

•	Alpha Only Fund

Each of Short-Duration Collateral Share Fund and World Opportunity Overlay Share Fund invests substantially all of its assets in Short-Duration Collateral Fund and World Opportunity Overlay Fund, respectively, which are not diversified investment companies under the 1940 Act. Each of the other Fixed Income Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund) may invest a substantial portion of its assets in Short-Duration Collateral Fund and World Opportunity Overlay Fund, and Emerging Country Debt Fund may invest a portion of its assets in Short-Duration Collateral Fund and World Opportunity Overlay Fund. In addition, each of the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest a substantial portion of its assets in shares of Alternative Asset Opportunity Fund, and Global Balanced Asset Allocation Fund, Strategic Opportunities Allocation Fund, and Benchmark-Free Allocation Fund may invest without limitation in shares of Special Situations Fund. These underlying Funds are non-diversified investment companies within the meaning of the 1940 Act, and their securities are not offered in this Prospectus. Please refer to “Investment in Other GMO Funds” for information regarding certain risks and other information relating to Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, Special Situations Fund, and World Opportunity Overlay Fund. Except as otherwise noted in the sections of this Prospectus entitled “Principal investment strategies,” each of the Asset Allocation Funds may invest without limitation in Funds that are not diversified.

98

MANAGEMENT OF THE TRUST

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder services to the funds of GMO Trust (the “Trust”). GMO is a private company, founded in 1977. As of May 31, 2009, GMO managed on a worldwide basis more than $88.9 billion of assets for the GMO Funds and institutional investors, such as pension plans, endowments, and foundations.

Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Funds. In addition to its management of the Funds’ investment portfolios and the shareholder services it provides to the Funds, the Manager administers the Funds’ business affairs.

Each class of shares of a Fund offered through this Prospectus directly or indirectly pays the Manager a shareholder service fee for providing client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

For the fiscal year ended February 28, 2009, the Manager received an investment management fee (after any applicable waivers or reimbursements) equal to the percentage of each Fund’s average daily net assets set forth in the table below.

% of Average
Fund	Net Assets

U.S. Core Equity Fund	0.29%
Tobacco-Free Core Fund	0.00%
Quality Fund	0.31%
U.S. Intrinsic Value Fund	0.00%
U.S. Growth Fund	0.14%
U.S. Small/Mid Cap Value Fund	0.00%
U.S. Small/Mid Cap Growth Fund	0.00%
Real Estate Fund	0.00%
Tax-Managed U.S. Equities Fund	0.16%
International Core Equity Fund	0.33%
International Intrinsic Value Fund	0.47%
International Growth Equity Fund	0.45%
Developed World Stock Fund	0.34%
Currency Hedged International Equity Fund	0.00%
Foreign Fund	0.55%
Foreign Small Companies Fund	0.59%
International Small Companies Fund	0.48%
Emerging Markets Fund	0.80%
Emerging Countries Fund	0.50%
Tax-Managed International Equities Fund	0.41%
Core Plus Bond Fund	0.18%
International Bond Fund	0.17%
Currency Hedged International Bond Fund	0.12%
Global Bond Fund	0.17%
Emerging Country Debt Fund	0.35%
Short-Duration Investment Fund	0.00%
Short-Duration Collateral Share Fund	0.00%
Inflation Indexed Plus Bond Fund	0.16%
U.S. Equity Allocation Fund	0.00%*
International Equity Allocation Fund	0.00%*
International Opportunities Equity Allocation Fund	0.00%*
Global Equity Allocation Fund	0.00%*
World Opportunities Equity Allocation Fund	0.00%*
Global Balanced Asset Allocation Fund	0.00%*
Strategic Opportunities Equity Allocation Fund	0.00%*
Benchmark-Free Allocation Fund	0.00%*
Alpha Only Fund	0.12%

* These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Fund(s) in which they invest.

As of the date of this Prospectus, each of U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, and World Opportunity Overlay Share Fund had not operated for a full fiscal year but was paying the Manager, as compensation for investment management services, an annual fee equal to 0.08%, 0.25%, 0.25%, and 0.05%, respectively, of the Fund’s average daily net assets.

A discussion of the basis for the Trustees’ approval of each Fund’s investment management contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract, except that, in the case of a new Fund, a discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract is included in the Fund’s initial shareholder report.

Different Investment Divisions of GMO are responsible for day-to-day investment management of different Funds. Each Division’s investment professionals work collaboratively, and no one person is primarily responsible for day-to-day investment management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

Investment Division	Primary Responsibilities
Quantitative Equity	U.S. Equity Funds and International Equity Funds (except Currency Hedged International Equity Fund, Foreign Fund, Foreign Small Companies Fund, Emerging Markets Fund, and Emerging Countries Fund)

International Active	Foreign Fund and Foreign Small Companies Fund

Emerging Markets	Emerging Markets Fund and Emerging Countries Fund

Fixed Income	Fixed Income Funds

Asset Allocation	Asset Allocation Funds, Currency Hedged International Equity Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund (overall management and strategic direction)

99

The following table identifies the senior member(s) of GMO’s Investment Divisions who are responsible for providing investment management services to the Funds and each senior member’s length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

Funds	Senior Member (Length of Service)	Title; Business Experience During Past 5 Years
U.S. Equity Funds and
International Equity Funds (except Quality Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, Foreign Fund, Foreign Small Companies Fund, Emerging Markets Fund, and Emerging Countries Fund)
	Thomas Hancock (since 1998)	Co-Director, Quantitative Equity Division, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.

	Sam Wilderman (since 2005)	Co-Director, Quantitative Equity Division, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s U.S. quantitative equity portfolios since 2005. Previously, Mr. Wilderman was responsible for portfolio management of and research for GMO’s emerging equity portfolios since 1996.

Quality Fund	Thomas Hancock (since 1998)	See above.

	Sam Wilderman (since 2005)	See above.

	William Joyce (since 1998)	Member, Quantitative Equity Division, GMO. Mr. Joyce is jointly (with Messrs. Wilderman and Hancock) responsible for portfolio management and oversight of Quality Fund. Since the Fund’s inception in 2004, Mr. Joyce has played a lead role in its design, research and management. Previously, Mr. Joyce shared responsibility for research and management of all U.S. quantitative equity strategies since 1998.

Developed World Stock Fund	Thomas Hancock (since 1998)	See above.

	Sam Wilderman (since 2005)	See above.

	Anthony Hene (since 1995)	Member, Quantitative Equity Division, GMO. Mr. Hene is jointly (with Messrs. Wilderman and Hancock) responsible for the portfolio management and oversight of Developed World Stock Fund. Mr. Hene has jointly (with Messrs. Wilderman and Hancock) been responsible for portfolio management and oversight of global equity portfolios since 1995.

Foreign Fund Foreign Small Companies Fund	Richard Mattione (since 2008)	Director, International Active Division, GMO. Mr. Mattione has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since March 2008. Previously, Mr. Mattione provided portfolio and research services to GMO’s international active equity portfolios since 1994.

Emerging Markets Fund Emerging Countries Fund	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.

100

Funds	Senior Member (Length of Service)	Title; Business Experience During Past 5 Years
Fixed Income Funds	Thomas Cooper (since 1993)	Co-Director, Fixed Income Division, GMO. Mr. Cooper has been responsible (jointly with Mr. Nemerever) for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. Mr. Cooper focuses on instrument selection.

	William Nemerever (since 1993)	Co-Director, Fixed Income Division, GMO. Mr. Nemerever has been responsible (jointly with Mr. Cooper) for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. Mr. Nemerever focuses on investment strategy.

Asset Allocation Funds Currency Hedged International Equity Fund Asset Allocation Bond Fund and Asset Allocation International Bond Fund (overall management and strategic direction)	Ben Inker (since 1996)	Director, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.

The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of Funds for which they have responsibility.

Custodians and Fund Accounting Agents

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of the U.S. Equity Funds, Fixed Income Funds, and Asset Allocation Funds. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the International Equity Funds.

Transfer Agent

State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.

Expense Reimbursement

As more fully described in the Funds’ “Annual Fund operating expenses” table under the caption “Fees and expenses”, the Manager has contractually agreed to reimburse some Funds for a portion of their expenses through at least the dates shown in the tables. As used in this Prospectus, “Excluded Fund Fees and Expenses” means shareholder service fees (except for Emerging Markets Fund), expenses indirectly incurred by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense (except for Emerging Countries Fund), transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and, for Emerging Markets Fund, also excluding custodial fees.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. A Fund’s NAV per share for a class of shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. For each of Short-Duration Collateral Share Fund and World Opportunity Overlay Share Fund, NAV is calculated based on the NAV of Short-Duration Collateral Fund (“SDCF”) and World Opportunity Overlay Fund (“Overlay Fund”), respectively, and for purposes of this section the “Funds” include SDCF and Overlay Fund. A Fund will not determine its NAV on any day when the NYSE is closed for business. The Fixed Income Funds will not be valued (and accordingly transactions in shares of the Fixed Income Funds will not be processed) on days when the U.S. bond markets are closed. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund.

101

The value of the Funds’ investments is generally determined as follows:

Exchange-listed securities

•	Last sale price or

•	Official closing price or

•	Most recent bid price (if no reported sale or official closing price) or

•	Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

(Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

•	Most recent quoted bid price

Note: There can be no assurance that brokers will continue to provide bid prices as the credit markets continue to experience uncertainty. If quotes are not used, the Funds may be required to value the relevant assets at “fair value” as described below.

Certain debt obligations (if less than sixty days remain until maturity)

•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

•	Most recent bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

•	Most recent ask price

Shares of other GMO Funds and other open-end registered investment companies

•	Most recent NAV

“Fair Value” Pricing

For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds’ investments will be valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

With respect to the Funds’ use of “fair value” pricing, you should note the following:

—	In certain cases, a significant percentage of a Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining “fair value” are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

—	Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Trust generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.

The values of foreign securities quoted in foreign currencies are translated into U.S. dollars generally at 4:00 p.m. Eastern time at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Some securities held by a Fund may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold, and the differences could be material to a Fund. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of those Funds’ shares may change significantly on days when shares cannot be redeemed.

102

NAME POLICIES

A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to a particular industry, country, or geographic region. Funds with the term “international,” “global,” or “world” included in the Fund’s name have not adopted formal Name Policies with respect to such terms, but typically will invest in investments that are tied economically to, or seek exposure to, a number of countries throughout the world.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy with respect to disclosure of their portfolio holdings. That policy is described in the SAI. The largest fifteen portfolio holdings of some Funds are posted monthly on GMO’s website and are available to shareholders without a confidentiality agreement. Additional information regarding some Funds’ portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website, as set forth below:

Approximate date of
Funds	posting to website
U.S. Equity Funds, International Equity Funds, Fixed Income Funds, and Alpha Only Fund	5 days after month end

Asset Allocation Funds (except Alpha Only Fund)	2 days after month end

Shareholders and potential shareholders of Funds that invest in other GMO Funds, as well as their consultants and agents, are able to access the portfolio holdings of the GMO Funds in which those Funds invest when that information is posted each month on GMO’s website. Periodically, in response to heightened market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders of the Trust, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by GMO to be in the best interest of the shareholders of the Fund to which the information relates. GMO may make portfolio holdings information available in alternate formats under the conditions described in the SAI. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.

The Funds or GMO may suspend the posting of portfolio holdings, and the Funds may modify the disclosure policy, without notice to shareholders. Once posted, a Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Under ordinary circumstances, you may purchase a Fund’s shares directly from the Trust when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds’ behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request until it has received a GMO Trust Application deemed to be in good order by the Trust or its agent. In addition, the Trust will not accept a purchase request unless an IRS Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for foreign shareholders) with a correct taxpayer identification number (if required) is on file with GMO and such W-9 or W-8 is deemed to be in good order by the Trust’s withholding agent, State Street Bank and Trust Company. Please consult your tax adviser to ensure all tax forms provided to the Trust are completed properly and maintained, as required, in good order. GMO has the right to make final good order assessments.

103

Purchase Policies.  You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. In general, a purchase request is in good order if it includes:

•	The name and/or CUSIP number of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application; and

•	Payment in full (by check, wire, or, when approved, securities) received by an agent of the Trust by 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.

—	If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements for later payment have been approved by GMO.

If the purchase request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). If that request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is open (plus any applicable purchase premium). In the case of a Fixed Income Fund, purchase requests that are received on days when the U.S. bond markets are closed will not be accepted until the next day on which the U.S. bond markets are open, and the purchase price for a Fixed Income Fund’s shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). See “Purchase Premiums and Redemption Fees” on page 108 of this Prospectus for a discussion of purchase premiums charged by some Funds, including circumstances under which all or a portion of the purchase premiums may be waived. Purchase premiums are not charged on reinvestments of distributions.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, a Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

Minimum investment amounts (by class, if applicable) are set forth in the table on page 109 of this Prospectus. No minimum additional investment is required to purchase additional shares of a class of a Fund. The Trust may waive initial minimums for some investors.

Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchase(s) by the Top Fund of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Purchase Order Form.  Completed purchase order forms can be submitted by mail or by facsimile or other form of communication pre-approved by Shareholder Services to the Trust at:

GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, Massachusetts 02110
Facsimile: 1-617-439-4192
Attention: Shareholder Services

Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your purchase order form. Do not send cash, checks, or securities directly to the Trust. A purchase request submitted by mail is “received” by the Trust when it is actually delivered to the Trust or its agent. A purchase request delivered by facsimile is “received” by the Trust when it is actually received by the Trust or its designated agent.

104

Funding Your Investment.  You may purchase shares:

•	with cash (via wire transfer or check)

-	By wire. Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company, Boston, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Deposit Account 00330902
Further credit: GMO Fund/Account name and number

-	By check. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agency/GMO	Attn: Transfer Agency/GMO
P.O. Box 642	200 Clarendon Street
Mail Code JHT1651	Mail Code JHT1651
Boston, MA 02117-0642	Boston, MA 02116

•	in exchange for securities acceptable to GMO

-	securities must be approved by GMO prior to transfer to the Fund

-	securities will be valued as set forth under “Determination of Net Asset Value”

•	by a combination of cash and securities

In the case of International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund and Tax-Managed International Equities Fund, a purchase may be made in U.S. dollars or in any other currency deemed acceptable by GMO in its sole discretion. Non-U.S. dollar currencies used to purchase Fund shares will be valued in accordance with the Trust’s valuation procedures.

Frequent Trading Activity.  As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to a Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.

The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to a Fund or its shareholders, the Procedures include prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. A Fund will not automatically redeem shares that are the subject of a rejected exchange request. The Funds reserve the right to reject any order or terminate the sale of Fund shares at any time.

Each of the Procedures does not apply to all Funds or all Fund trading activity. The application of the Procedures is dependent upon: (1) whether a Fund imposes purchase premiums and/or redemption fees, (2) the nature of a Fund’s investment program, including its typical cash positions and/or whether it invests in foreign securities, and (3) whether GMO has investment discretion over the purchase, exchange, or redemption activity. Although GMO may not take affirmative steps to detect frequent trading for certain Funds, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that GMO determines could be harmful to those Funds and their shareholders.

Shares of some Funds are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their participants. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts is limited. GMO ordinarily will seek the agreement of a financial intermediary to monitor for and/or restrict frequent trading in accordance with the Procedures. In addition, the Funds may rely on a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that GMO would consider harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

105

HOW TO REDEEM SHARES

Under ordinary circumstances, you may redeem a Fund’s shares when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be initiated through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust may take up to seven days to remit proceeds.

Redemption Policies.  You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. In general, a redemption request is in good order if it includes:

•	The name and/or CUSIP number of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

If a redemption request in good order is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). In the case of a Fixed Income Fund, redemption requests in good order that are received on days when the U.S. bond markets are closed will not be accepted until the next day on which the U.S. bond markets are open, and the redemption price will be the net asset value per share determined that day (less any applicable redemption fee). If a redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day (less any applicable redemption fee) or, in the case of the Fixed Income Funds, the next business day that the U.S. bond markets are open (less any applicable redemption fee), unless an authorized person on the account has instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day, an authorized person on your account may revoke your redemption request in writing at any time prior to 4:00 p.m. Eastern time or before the close of regular trading on the NYSE (whichever is earlier) on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” for a discussion of redemption fees charged by some Funds, including circumstances under which all or a portion of the fees may be waived. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm receipt of your redemption request and whether it is in good order.

Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption request, delay in remittance of redemption proceeds, or a rejection of the redemption request.

If GMO determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of a Fund’s remaining shareholders, the Fund may pay the redemption proceeds in whole or in part with securities instead of cash. In addition, if you invest in the Tax-Managed Funds, you should be aware that you are more likely to have a redemption request paid in securities than are shareholders of other Funds. Because of current market conditions, the Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) expect to effect nearly all redemptions of their shares in-kind. Please see “How to Redeem Shares — Current Market Conditions” below for more information on redemptions in-kind for these Fixed Income Funds.

If a redemption is paid in cash:

•	payment will generally be made by means of federal funds transfer to the bank account designated in a recordable format by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

-	designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form)

•	In the case of International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund and Tax-Managed International Equities Fund, a redemption may, in GMO’s sole discretion, be paid in whole or part in a currency other than U.S. dollars in cases where the redeeming shareholder has indicated a willingness or desire to receive the redemption proceeds in that currency. Non-U.S. dollar currencies used to redeem Fund shares will be valued in accordance with the Trust’s valuation procedures.

106

The Trust will not make payments to third-parties on behalf of a shareholder upon a redemption request and does not offer check-writing privileges.

If a redemption is paid with securities, it is important for you to note that:

•	the securities will be valued as set forth under “Determination of Net Asset Value”

•	the securities will be selected by GMO in light of the Fund’s objective and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you may incur brokerage charges on the sale of the securities

•	redemptions paid in securities are generally treated by shareholders for tax purposes the same as redemptions paid in cash

•	the securities will be transferred and delivered by the Trust as directed in writing by an authorized person on the account.

Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	if the NYSE is, or in the case of the Fixed Income Funds, the U.S. bond markets are, closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares to prevent a shareholder from becoming an affiliated person of a Fund.

Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Redemption Request.  Redemption requests can be submitted by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares — Submitting Your Purchase Order Form.” Redemption requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent. Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption request.

Current Market Conditions.  As described elsewhere in this Prospectus, each of the Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) makes extensive use of derivatives to achieve its exposures to the fixed income markets and to pursue strategies intended to obtain returns in excess of its performance benchmark. Most of the Fixed Income Funds have invested or hold a substantial portion of their assets in Short-Duration Collateral Fund (“SDCF”) and/or World Opportunity Overlay Fund (“Overlay Fund”), each of which has substantial investments in asset-backed securities.

Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including the asset-backed securities held by all of the Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) either directly or indirectly through SDCF and Overlay Fund. Each Fixed Income Fund (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) also has had a greater need for cash to provide collateral for large swings in the mark-to-market obligations arising under the derivatives used by such Funds. To deal equitably with the demands for liquidity, since October of 2008, SDCF has declared and paid dividends to all shareholders (including the Fixed Income Funds invested in SDCF at the time) when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF intends to continue this practice, and substantially all subsequent cash received by SDCF from portfolio investments (and proceeds of dispositions by SDCF) are likewise expected to be declared and paid as dividends as and when available. All redemptions from SDCF and Overlay Fund by other Fixed Income Funds (and any other shareholders) will be honored in-kind until further notice, using for this purpose (and to the extent practicable) securities deemed by GMO to be representative of the portfolio of SDCF and/or Overlay Fund.

Each of the Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) uses its cash balance to meet collateral obligations and for other purposes. There is no assurance that a Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives. If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of SDCF and/or Overlay Fund, in which case, as noted above, the Fixed Income Fund would receive redemption proceeds in-kind from SDCF and/or Overlay Fund and would then be required to dispose of those assets (mostly asset-backed securities) under current adverse market conditions.

To manage each applicable Fixed Income Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause a Fixed Income Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of a Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

107

To address in part the cash management issues described above, the Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund) expect to effect nearly all redemptions of their shares in-kind. If redeeming shareholders from such a Fixed Income Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. These Fixed Income Funds may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice. To the extent that these Fixed Income Funds honor redemptions in cash, redeeming shareholders will bear the applicable redemption fees described in more detail in “Purchase Premiums and Redemption Fees” below.

PURCHASE PREMIUMS AND REDEMPTION FEES

Purchase premiums and redemption fees are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying Funds) as a result of the purchase or redemption by allocating those estimated costs to the purchasing or redeeming shareholder. The Manager may impose a new purchase premium and/or redemption fee for any Fund or modify an existing fee at any time. The Funds listed below currently charge purchase premiums and/or redemption fees. Please refer to the “Shareholder Fees” table under the caption “Fees and expenses” for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund.

•	U.S. Small/Mid Cap Value Fund

•	U.S. Small/Mid Cap Growth Fund

•	Developed World Stock Fund

•	Foreign Small Companies Fund

•	International Small Companies Fund

•	Emerging Markets Fund

•	All Fixed Income Funds (other than U.S. Treasury Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund)

•	All Asset Allocation Funds

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Waiver of Purchase Premiums/Redemption Fees

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into Funds when placing orders for the cash purchase or redemption of Fund shares by Asset Allocation Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, Asset Allocation Funds and those other shareholders for whom GMO provides asset allocation advice will tend to benefit from waivers of the Funds’ purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the Funds. All or a portion of the redemption fees for the Asset Allocation Funds may be waived at the Manager’s discretion when the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds are less than the redemption fee imposed by the Asset Allocation Fund. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur/reduced transaction costs. The Manager will waive or reduce the purchase premium relating to the in-kind portion of a purchase of a Fund’s shares except to the extent of estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder’s securities to the Fund. In-kind redemptions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may charge a redemption fee equal to known or estimated costs. Purchase premiums or redemption fees will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions to the Manager the day after those orders are received.

Purchase Premiums/Redemption Fees Charged by GMO Funds Not Offered in this Prospectus

Alternative Asset Opportunity Fund (“AAOF”), Short-Duration Collateral Fund (“SDCF”), and World Opportunity Overlay Fund (“Overlay Fund”), each a series of GMO Trust that is not offered in this Prospectus, each charge a redemption fee of 2.00%. GMO Funds that invest directly (the Fixed Income Funds and Asset Allocation Funds) and/or indirectly (the Asset Allocation Funds) in AAOF, SDCF, and/or Overlay Fund bear the cost of these redemption fees and/or transaction costs of securities received in redemptions in-kind from those Funds.

108

MULTIPLE CLASSES AND MINIMUM INVESTMENTS

Most Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the shareholder service fee they bear for client and shareholder service, reporting and other support. Differences in the fee reflect the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the client’s assets. Thus, the shareholder service fee generally is lower for classes requiring a greater minimum total investment under GMO’s management.

Minimum Investment Criteria for Class Eligibility

				Shareholder
				Service Fee
		Minimum Total	Minimum Total GMO	(as a % of average
		Fund Investment	Investment[1]	daily net assets)
Funds Offering	International Intrinsic Value Fund	N/A	$10 million	0.22%
Class II Shares	Emerging Markets Fund

	Foreign Fund	$10 million	N/A	0.22%

	Emerging Markets Fund	$50 million	N/A	0.15%

	Foreign Fund[2]	$35 million	N/A	0.15%

	International Intrinsic Value Fund	N/A	$35 million	0.15%

	Asset Allocation Funds (except Alpha Only Fund)	N/A	$10 million	0.00%[3]

Funds Offering
Class III Shares	Tax-Managed Funds	N/A	$10 million (or $5 million in the Tax-Managed Funds)	0.15%

	All Other Funds	N/A	$10 million	0.15%

	Quality Fund	$125 million	$250 million	0.105%
	Emerging Markets Fund

Funds Offering	U.S. Core Equity Fund
Class IV Shares	Emerging Country Debt Fund
	Developed World Stock Fund	$125 million	$250 million	0.10%
	Foreign Small Companies Fund
	Core Plus Bond Fund
	Alpha Only Fund

	International Intrinsic Value Fund
	International Core Equity Fund	$125 million	$250 million	0.09%
	International Growth Equity Fund
	Foreign Fund[2]

Funds Offering	U.S. Core Equity Fund
Class V Shares	Quality Fund	$250 million	$500 million	0.085%
	Emerging Markets Fund

	U.S. Core Equity Fund
	Quality Fund
	Emerging Markets Fund
Funds Offering	International Core Equity Fund
Class VI Shares	Short-Duration Collateral Share Fund	$300 million	$750 million	0.055%
	Inflation Indexed Plus Bond Fund
	Asset Allocation Bond Fund
	Asset Allocation International Bond Fund
	World Opportunity Overlay Share Fund

Minimum Investment Criteria for U.S. Treasury Fund Eligibility

	Minimum Total	Minimum Total GMO	Shareholder
	Fund Investment	Investment	Service Fee
U.S. Treasury Fund	N/A	$10 million	N/A

1 The eligibility requirements in the table above are subject to exceptions and special rules for plan investors investing through financial intermediaries and for clients with continuous investments in Foreign Fund or International Intrinsic Value Fund since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.
2 A client’s Total Fund Investment required to purchase Class III or IV shares of Foreign Fund equals the market value of all of the client’s assets invested in the International Active Division’s EAFE strategy on a Determination Date.
3 These Funds indirectly bear an additional shareholder service fee by virtue of their investments in other GMO Funds.

Eligibility to purchase Fund shares or different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment” set forth in the above table, which includes only a client’s total investment in a particular Fund, or (ii) the minimum “Total GMO Investment” set forth in the above table, calculated as described below.

A client’s Total GMO Investment equals the market value of all the client’s assets managed by GMO and its affiliates (i) at the time of the client’s initial investment, (ii) at the close of business on the last business day of each calendar quarter, or (iii) at other times as determined by the Manager (each, a “Determination Date”); provided, however, that a client’s Total GMO Investment required to purchase Class III shares of each of the Tax-Managed Funds also may equal the market value of all of the client’s assets invested in the Tax-Managed Funds in the aggregate on a Determination Date.

For clients with Foreign Fund or International Intrinsic Value Fund accounts as of May 31, 1996:  Any client that has been a continuous shareholder of Foreign Fund or International Intrinsic Value Fund since May 31, 1996 (prior to the issuance of multiple classes of shares) is eligible indefinitely to remain invested in Class III shares of such Fund.

109

For any Fund other than U.S. Treasury Fund, upon request GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total GMO Investment over a specified period. If the client’s goal is not met by the time stated in the letter (the “Commitment Date”), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

You should note:

•	No minimum additional investment is required to purchase additional shares of a Fund or any class of shares of a Fund, as the case may be.

•	The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

•	Eligibility requirements for a Fund or each class of shares of a Fund, as the case may be, are subject to change upon notice to shareholders.

•	The Trust may waive eligibility requirements for certain accounts or special situations (e.g., GMO Funds that invest in other GMO Funds may invest in the least expensive class of those GMO Funds offered at the time of investment).

•	Investments through an intermediary generally are invested in Class III Shares.

Conversions between Classes

Each client’s Total Fund Investment and Total GMO Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client’s shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest shareholder service fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). Except as noted below, with respect to any Fund:

•	To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the client on the Determination Date, the client’s shares identified for conversion generally will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

•	To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust generally will convert the client’s shares to the class that is then being offered bearing the lowest shareholder service fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher shareholder service fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year, the Trust will convert the client’s shares to the class of that Fund then being offered bearing the highest shareholder service fee unless the value has increased prior to the expiration of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares. Notwithstanding the foregoing, a client’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice by the Trust. To the extent the client makes an additional investment and/or the value of the client’s shares otherwise increases prior to the expiration of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares, the client will remain in the class of shares then held by the client. Solely for the purpose of determining whether a client has satisfied the additional investment requirement referenced in the preceding sentence, the value of the client’s shares shall be the greater of (i) the value of the client’s shares on the relevant Determination Date or (ii) the value of the client’s shares on the date that GMO reassesses the value of the client’s account for the purpose of sending the above referenced notice. If the client is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the client will remain in the class of shares then held by the client unless the Manager approves reopening the Fund to facilitate an additional investment. Any conversion of a client’s shares to a class of shares bearing a higher shareholder service fee generally will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments and/or redemptions, on any other date pursuant to the Manager’s discretion.

However, the Trust may at any time without notice convert a client’s shares to the class which is then offered bearing the lowest shareholder service fee for which the client satisfied all minimum investment requirements (or, if there is not such class, the class of that Fund which is then being offered bearing the highest shareholder service fee) if the client no longer satisfies all minimum investment requirements for the class of shares held by the client and either: (i) the Manager believes the client has engaged in an abusive pattern of investments and/or redemptions, or (ii) the total expense ratio borne by the client immediately following such conversion is equal to or less than the total expense ratio borne by the client immediately prior to such conversion (after giving effect to any applicable fee and expense waivers or reimbursements).

The Trust has been advised by counsel that, for tax purposes, the conversion of a client’s investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the shares that are converted. The client’s tax basis in the new class of shares immediately after the conversion should equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

110

DISTRIBUTIONS AND TAXES

The policy of each U.S. Equity Fund (except for Real Estate Fund) and Short-Duration Investment Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of U.S. Treasury Fund is to declare net income distributions daily, to the extent income is available, and U.S. Treasury Fund generally will pay distributions on the first business day following the end of each month in which distributions were declared. The policy of each other Fund is to declare and pay distributions of its net income, if any, semi-annually, although some Fixed Income Funds are permitted to, and will from time to time, declare and pay distributions of net income, if any, more frequently (e.g., monthly). Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (e.g., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (e.g., net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. From time to time, distributions by a Fund constitute, for U.S. federal income tax purposes, a return of capital to shareholders. Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Shareholders should read the description below for information regarding the tax character of distributions from a Fund to shareholders.

All dividends and/or distributions are reinvested in additional shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.

For U.S. Treasury Fund, shareholders will begin accruing dividends in the Fund on the day that the Fund receives a purchase request for the Fund’s shares that is deemed to be in good order, provided that the Fund receives the purchase request before 4:00 pm Eastern time. In addition, a shareholder will continue to accrue dividends on its shares until (and including) the date on which U.S. Treasury Fund receives a redemption request that is deemed to be in good order, provided that the Fund receives the redemption request before 4:00 pm Eastern time. If U.S. Treasury Fund receives a redemption request that is deemed to be in good order after 4:00 pm Eastern time, a shareholder will continue to accrue dividends until (and including) the next business day that the NYSE and the U.S. bond markets are open following the receipt of the request.

It is important for you to note:

•	For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income.

•	For U.S. federal income tax purposes, taxes on distributions of capital gains generally are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less generally are taxable to shareholders as ordinary income.

•	A Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

•	If a Fund realizes capital losses in excess of capital gains for any taxable year, these excess losses will carry over and can be used to offset capital gains realized in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) such losses have been fully utilized to offset realized capital gains, whichever comes first. A Fund’s ability to utilize these losses to reduce distributable capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. It is currently unclear whether Congress will extend this provision to tax years beginning on or after January 1, 2011. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this reduction to tax years beginning on or after January 1, 2011.

•	Distributions by a Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•	Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

111

•	Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•	A Fund’s investment in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains. Those taxes will reduce the Fund’s yield on these securities. The foreign withholding tax rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction (but not both) for foreign taxes paid by a Fund. In addition, a Fund’s investment in foreign securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, character, and/or amount of the Fund’s distributions. See “Taxes” in the SAI for more information.

•	Certain of a Fund’s investment practices, including derivative transactions, hedging activities generally, and securities lending activities, as well as a Fund’s investments in certain types of securities, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, and, potentially, so-called “indexed securities” (such as inflation indexed bonds), will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund’s distributions and may cause a Fund to liquidate investments at a time when it is not advantageous to do so. See “Taxes” in the SAI for more information about the tax consequences of specific Fund investment practices and investments.

•	To the extent a Fund participates in repurchase agreements or invests in other Funds of the Trust or other investment companies treated as partnerships or RICs for U.S. federal income tax purposes, the Fund’s distributions could vary in terms of their timing, character, and/or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by the underlying investment companies. See “Taxes” in the SAI for more information.

•	As described above, World Opportunity Overlay Share Fund will invest substantially all of its assets in Overlay Fund, a partnership for U.S. federal income tax purposes. As a partner in Overlay Fund, World Opportunity Overlay Share Fund will be required to take into account its distributive share of items of Overlay Fund’s income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items had been realized directly by World Opportunity Overlay Share Fund and without regard to whether Overlay Fund distributes any cash to World Opportunity Overlay Share Fund. World Opportunity Overlay Share Fund’s ability to qualify as a RIC and avoid a Fund-level tax largely depends on the composition of, and income and gains allocated to World Opportunity Overlay Share Fund in respect of, Overlay Fund’s underlying portfolio, and World Opportunity Overlay Share Fund’s ability to treat investments of Overlay Fund as investments of World Opportunity Overlay Share Fund, as well as, to a lesser extent, the amount of distributions made by Overlay Fund to World Opportunity Overlay Share Fund each year. See “Taxes” in the SAI for more information concerning the special tax considerations related to World Opportunity Overlay Share Fund’s investment in Overlay Fund.

Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain Direct U.S. Treasury Obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state income tax returns distributions made to you by a Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisors regarding the applicability of any such exemption to your situation.

The above is a general summary of the principal U.S. federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in a Fund for non-U.S. shareholders.

112

[This page intentionally left blank]

113

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Some information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of Fund shares, that had investment operations during the reporting periods and is currently being offered through this Prospectus.

U.S. EQUITY FUNDS

U.S. CORE EQUITY FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$12.05		$14.77		$14.50	$14.28	$13.54	$12.02		$14.75		$14.48	$14.26	$13.52

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.22		0.22	0.24	0.19	0.19		0.22		0.22	0.25	0.20
Net realized and unrealized gain (loss)	(4.40)		(1.10)		0.64	0.54	0.73	(4.39)		(1.10)		0.65	0.54	0.73

Total from investment operations	(4.22)		(0.88)		0.86	0.78	0.92	(4.20)		(0.88)		0.87	0.79	0.93

Less distributions to shareholders:
From net investment income	(0.18)		(0.25)		(0.22)	(0.24)	(0.18)	(0.19)		(0.26)		(0.23)	(0.25)	(0.19)
From net realized gains	—		(1.59)		(0.37)	(0.32)	—	—		(1.59)		(0.37)	(0.32)	—

Total distributions	(0.18)		(1.84)		(0.59)	(0.56)	(0.18)	(0.19)		(1.85)		(0.60)	(0.57)	(0.19)

Net asset value, end of period	$7.65		$12.05		$14.77	$14.50	$14.28	$7.63		$12.02		$14.75	$14.48	$14.26

Total Return(a)	(35.39)%		(7.33)%		5.97%	5.60%	6.89%	(35.36)%		(7.36)%		6.05%	5.66%	6.96%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$509,120		$1,131,800		$1,789,872	$2,841,959	$1,739,392	$286,333		$478,084		$602,048	$749,822	$866,206
Net expenses to average daily net assets	0.46	%(b)	0.46	%(b)	0.46%	0.47%	0.48%	0.41	%(b)	0.41	%(b)	0.41%	0.43%	0.44%
Net investment income to average daily net assets	1.70%		1.55%		1.51%	1.69%	1.46%	1.78%		1.57%		1.55%	1.76%	1.49%
Portfolio turnover rate	62%		71%		78%	65%	65%	62%		71%		78%	65%	65%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.02%	0.02%	0.02%	0.02%		0.02%		0.02%	0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.

†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO U.S. Core Fund.

114

U.S. CORE EQUITY FUND (CONT’D)

Class VI Shares
Year Ended February 28/29,
2009		2008		2007	2006	2005

$12.02		$14.75		$14.47	$14.26	$13.52

0.19		0.23		0.23	0.25	0.21
(4.38)		(1.11)		0.65	0.54	0.72

(4.19)		(0.88)		0.88	0.79	0.93

(0.20)		(0.26)		(0.23)	(0.26)	(0.19)
—		(1.59)		(0.37)	(0.32)	—

(0.20)		(1.85)		(0.60)	(0.58)	(0.19)

$7.63		$12.02		$14.75	$14.47	$14.26

(35.33)%		(7.32)%		6.17%	5.64%	7.01%

$858,170		$2,031,659		$3,671,926	$2,543,300	$1,750,325
0.37	%(b)	0.37	%(b)	0.37%	0.38%	0.39%
1.78%		1.63%		1.61%	1.78%	1.56%
62%		71%		78%	65%	65%
0.02%		0.02%		0.02%	0.02%	0.02%

115

TOBACCO-FREE CORE FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$10.03		$12.88		$12.45	$12.24	$11.76

Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.19		0.18	0.20	0.17
Net realized and unrealized gain (loss)	(3.50)		(0.96	)(b)	0.54	0.44	0.54

Total from investment operations	(3.35)		(0.77)		0.72	0.64	0.71

Less distributions to shareholders:
From net investment income	(0.14)		(0.22)		(0.23)	(0.15)	(0.18)
From net realized gains	—		(1.86)		(0.06)	(0.28)	(0.05)

Total distributions	(0.14)		(2.08)		(0.29)	(0.43)	(0.23)

Net asset value, end of period	$6.54		$10.03		$12.88	$12.45	$12.24

Total Return(a)	(33.76)%		(7.30)%		5.87%	5.40%	6.16%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,849		$45,197		$188,133	$224,097	$221,661
Net expenses to average daily net assets	0.48	%(c)	0.48	%(c)	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.67%		1.52%		1.46%	1.68%	1.43%
Portfolio turnover rate	65%		74%		73%	63%	68%
Fees and expenses reimbursed by the Manager to average daily net assets	0.39%		0.08%		0.06%	0.04%	0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The net expense ratio does not include the effect of expense reductions.

†	Calculated using average shares outstanding throughout the period.

QUALITY FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$20.56		$21.78		$20.81	$20.03	$19.93	$20.57		$21.80		$20.82	$20.03	$19.93

Income (loss) from investment operations:
Net investment income (loss)†	0.37		0.39		0.35	0.32	0.39	0.39		0.40		0.37	0.32	0.38
Net realized and unrealized gain (loss)	(6.30)		(0.70)		1.12	0.72	(0.05)	(6.30)		(0.71)		1.11	0.74	(0.03)

Total from investment operations	(5.93)		(0.31)		1.47	1.04	0.34	(5.91)		(0.31)		1.48	1.06	0.35

Less distributions to shareholders:
From net investment income	(0.34)		(0.36)		(0.34)	(0.22)	(0.24)	(0.35)		(0.37)		(0.34)	(0.23)	(0.25)
From net realized gains	(0.12)		(0.55)		(0.16)	(0.04)	—	(0.12)		(0.55)		(0.16)	(0.04)	—

Total distributions	(0.46)		(0.91)		(0.50)	(0.26)	(0.24)	(0.47)		(0.92)		(0.50)	(0.27)	(0.25)

Net asset value, end of period	$14.17		$20.56		$21.78	$20.81	$20.03	$14.19		$20.57		$21.80	$20.82	$20.03

Total Return(a)	(29.37)%		(1.76)%		7.18%	5.28%	1.72%	(29.27)%		(1.77)%		7.19%	5.37%	1.75%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,952,579		$2,003,758		$1,575,300	$1,108,088	$463,848	$787,276		$432,046		$800,458	$2,005,417	$938,586
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48%	0.48%	0.48%	0.44	%(b)	0.44	%(b)	0.44%	0.44%	0.44%
Net investment income to average daily net assets	2.03%		1.74%		1.64%	1.58%	1.98%	2.11%		1.78%		1.79%	1.62%	1.92%
Portfolio turnover rate	36%		46%		50%	52%	66%	36%		46%		50%	52%	66%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.02%	0.02%	0.04%	0.02%		0.02%		0.02%	0.02%	0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

Effective June 1, 2009, “GMO U.S. Quality Equity Fund” was renamed “GMO Quality Fund.”

116

QUALITY FUND (CONT’D)

Class V Shares						Class VI Shares
				Period from						Period from
				December 8, 2006						December 8, 2006
Year Ended				(commencement of		Year Ended				(commencement of
February 28/29,				operations) through		February 28/29,				operations) through
2009		2008		February 28, 2007		2009		2008		February 28, 2007

$20.56		$21.79		$21.91		$20.57		$21.79		$21.91

0.39		0.41		0.07		0.40		0.41		0.07
(6.30)		(0.72)		0.04		(6.31)		(0.70)		0.04

(5.91)		(0.31)		0.11		(5.91)		(0.29)		0.11

(0.36)		(0.37)		(0.09)		(0.36)		(0.38)		(0.09)
(0.12)		(0.55)		(0.14)		(0.12)		(0.55)		(0.14)

(0.48)		(0.92)		(0.23)		(0.48)		(0.93)		(0.23)

$14.17		$20.56		$21.79		$14.18		$20.57		$21.79

(29.31)%		(1.75)%		0.49	%**	(29.28)%		(1.67)%		0.49	%**

$637,834		$663,616		$259,430		$5,273,791		$5,237,363		$2,588,116
0.42	%(b)	0.42	%(b)	0.42	%*	0.39	%(b)	0.39	%(b)	0.39	%*
2.11%		1.83%		1.40	%*	2.16%		1.84%		1.43	%*
36%		46%		50	%††	36%		46%		50	%††

0.02%		0.02%		0.02	%*	0.02%		0.02%		0.02	%*

117

U.S. INTRINSIC VALUE FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008	2007	2006	2005

Net asset value, beginning of period	$7.86		$9.68	$10.78	$11.71	$11.36

Income (loss) from investment operations:
Net investment income (loss)†	0.14		0.18	0.21	0.26	0.20
Net realized and unrealized gain (loss)	(3.31)		(1.23)	0.80	0.58	0.86

Total from investment operations	(3.17)		(1.05)	1.01	0.84	1.06

Less distributions to shareholders:
From net investment income	(0.14)		(0.18)	(0.23)	(0.28)	(0.19)
From net realized gains	—		(0.59)	(1.88)	(1.49)	(0.52)

Total distributions	(0.14)		(0.77)	(2.11)	(1.77)	(0.71)

Net asset value, end of period	$4.55		$7.86	$9.68	$10.78	$11.71

Total Return(a)	(40.83)%		(11.88)%	9.80%	7.73%	9.59%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,838		$29,358	$35,726	$95,605	$112,411
Net expenses to average daily net assets	0.46	%(b)	0.46%	0.46%	0.48%	0.48%
Net investment income to average daily net assets	1.94%		1.93%	1.91%	2.31%	1.79%
Portfolio turnover rate	57%		75%	72%	62%	60%
Fees and expenses reimbursed by the Manager to average daily net assets	0.43%		0.23%	0.13%	0.12%	0.10%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions.

†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Intrinsic Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Intrinsic Value Fund.

U.S. GROWTH FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$15.82		$17.24		$18.17	$18.26	$19.03

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.17		0.15	0.15	0.16
Net realized and unrealized gain (loss)	(5.32)		(1.06)		0.07	0.86	(0.02	)(b)

Total from investment operations	(5.14)		(0.89)		0.22	1.01	0.14

Less distributions to shareholders:
From net investment income	(0.21)		(0.17)		(0.15)	(0.16)	(0.14)
From net realized gains	—		(0.36)		(1.00)	(0.94)	(0.77)

Total distributions	(0.21)		(0.53)		(1.15)	(1.10)	(0.91)

Net asset value, end of period	$10.47		$15.82		$17.24	$18.17	$18.26

Total Return(a)	(32.84)%		(5.49)%		1.24%	5.64%	0.94%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,758		$129,666		$224,554	$342,203	$357,499
Net expenses to average daily net assets	0.46	%(c)	0.46	%(c)	0.46%	0.48%	0.48%
Net investment income to average daily net assets	1.19%		0.94%		0.85%	0.84%	0.89%
Portfolio turnover rate	70%		97%		111%	94%	136%
Fees and expenses reimbursed by the Manager to average daily net assets	0.19%		0.07%		0.05%	0.04%	0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Growth Fund.

118

U.S. SMALL/MID CAP VALUE FUND

	Class III Shares
	Year Ended February 28/29,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.36	$10.01	$10.52	$12.38	$15.51

Income (loss) from investment operations:
Net investment income (loss)†	0.10	0.13	0.15	0.20	0.19
Net realized and unrealized gain (loss)	(2.92)	(1.87)	0.68	1.11	1.32

Total from investment operations	(2.82)	(1.74)	0.83	1.31	1.51

Less distributions to shareholders:
From net investment income	(0.10)	(0.13)	(0.20)	(0.21)	(0.16)
From net realized gains	—	(0.78)	(1.14)	(2.96)	(4.48)

Total distributions	(0.10)	(0.91)	(1.34)	(3.17)	(4.64)

Net asset value, end of period	$4.44	$7.36	$10.01	$10.52	$12.38

Total Return(a)	(38.76)%	(18.73)%	8.71%	11.67%	14.98%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,119	$35,230	$58,452	$53,389	$80,084
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.48%	0.48%
Net investment income to average daily net assets	1.46%	1.44%	1.46%	1.71%	1.48%
Portfolio turnover rate	73%	63%	79%	48%	66%
Fees and expenses reimbursed by the Manager to average daily net assets	0.43%	0.19%	0.22%	0.19%	0.12%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.02	$0.01	$0.02	$0.04	$0.09

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Small/Mid Cap Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Small/Mid Cap Value Fund.

U.S. SMALL/MID CAP GROWTH FUND

	Class III Shares
	Year Ended February 28/29,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.59	$18.93	$19.67	$21.96	$21.78

Income (loss) from investment operations:
Net investment income (loss)†	0.04	0.06	0.07	0.06	0.03
Net realized and unrealized gain (loss)	(6.05)	(1.79)	0.79	2.93	1.96

Total from investment operations	(6.01)	(1.73)	0.86	2.99	1.99

Less distributions to shareholders:
From net investment income	(0.04)	(0.06)	(0.09)	(0.07)	(0.01)
From net realized gains	—	(3.49)	(1.51)	(5.21)	(1.80)
Return of capital	—	(0.06)	—	—	—

Total distributions	(0.04)	(3.61)	(1.60)	(5.28)	(1.81)

Net asset value, end of period	$7.54	$13.59	$18.93	$19.67	$21.96

Total Return(a)	(44.27)%	(11.74)%	4.86%	14.63%	10.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,882	$8,198	$25,314	$29,804	$38,801
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.48%	0.48%
Net investment income to average daily net assets	0.35%	0.30%	0.38%	0.30%	0.16%
Portfolio turnover rate	127%	118%	109%	87%	110%
Fees and expenses reimbursed by the Manager to average daily net assets	1.74%	0.48%	0.60%	0.35%	0.26%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.01	$0.07	$0.03	$0.08	$0.04

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†	Calculated using average shares outstanding throughout the period.

The Fund is the successor to GMO Small/Mid Cap Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Small/Mid Cap Growth Fund.

119

REAL ESTATE FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008	2007	2006	2005

Net asset value, beginning of period	$7.85		$12.87	$12.27	$14.54	$14.65

Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.40	0.38	0.61	0.59
Net realized and unrealized gain (loss)	(4.40)		(3.29)	2.72	3.24	1.55

Total from investment operations	(4.09)		(2.89)	3.10	3.85	2.14

Less distributions to shareholders:
From net investment income	(0.29)		(0.14)	(0.31)	(0.40)	(0.87)
From net realized gains	(0.13)		(1.99)	(2.19)	(5.72)	(1.38)

Total distributions	(0.42)		(2.13)	(2.50)	(6.12)	(2.25)

Net asset value, end of period	$3.34		$7.85	$12.87	$12.27	$14.54

Total Return(a)	(54.45)%		(24.04)%	29.76%	28.89%	16.01%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,299		$19,465	$37,650	$41,391	$235,837
Net expenses to average daily net assets	0.48	%(b)	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	4.44%		3.78%	3.24%	3.91%	4.13%
Portfolio turnover rate	29%		49%	43%	52%	134%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.41%		0.22%	0.28%	0.25%	0.25%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions.

†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2002, “GMO REIT Fund” was renamed “GMO Real Estate Fund.”

TAX-MANAGED U.S. EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$12.21		$13.48		$12.83	$12.14	$11.58

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.21		0.19	0.20	0.16
Net realized and unrealized gain (loss)	(4.45)		(1.08)		0.64	0.69	0.54

Total from investment operations	(4.27)		(0.87)		0.83	0.89	0.70

Less distributions to shareholders:
From net investment income	(0.20)		(0.22)		(0.18)	(0.20)	(0.14)
From net realized gains	—		(0.18)		—	—	—

Total distributions	(0.20)		(0.40)		(0.18)	(0.20)	(0.14)

Net asset value, end of period	$7.74		$12.21		$13.48	$12.83	$12.14

Total Return(a)	(35.43)%		(6.78)%		6.53%	7.46%	6.12	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,199		$88,686		$116,725	$121,339	$81,374
Net expenses to average daily net assets	0.48	%(c)	0.48	%(c)	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.55%		1.55%		1.46%	1.65%	1.39%
Portfolio turnover rate	66%		62%		67%	62%	87%
Fees and expenses reimbursed by the Manager to average daily net assets	0.17%		0.12%		0.11%	0.08%	0.08%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The effect of losses in the amount of $15,989 resulting from compliance violations, and the Manager’s reimbursement of such losses, had no effect on total return.

(c)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

120

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL CORE EQUITY FUND

	Class III Shares							Class IV Shares							Class VI Shares
																			Period from
																			March 28, 2006
																			(commencement of
															Year Ended				operations)
	Year Ended February 28/29,							Year Ended February 28/29,							February 28/29,				through
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005	2009		2008		February 28, 2007

Net asset value, beginning of period	$37.25		$39.38		$35.23	$30.81	$26.75	$37.23		$39.36		$35.21	$30.80	$26.75	$37.22		$39.35		$36.09

Income (loss) from investment operations:
Net investment income (loss)†	0.92		1.01		0.86	0.72	0.55	0.94		1.04		0.85	0.65	0.56	0.92		0.98		0.74
Net realized and unrealized gain (loss)	(18.54)		(0.51)		6.06	4.79	4.54	(18.53)		(0.52)		6.09	4.87	4.54	(18.50)		(0.45)		5.33

Total from investment operations	(17.62)		0.50		6.92	5.51	5.09	(17.59)		0.52		6.94	5.52	5.10	(17.58)		0.53		6.07

Less distributions to shareholders:
From net investment income	(1.19)		(0.68)		(0.77)	(0.16)	(0.54)	(1.21)		(0.70)		(0.79)	(0.18)	(0.56)	(1.22)		(0.71)		(0.81)
From net realized gains	(0.29)		(1.95)		(2.00)	(0.93)	(0.49)	(0.29)		(1.95)		(2.00)	(0.93)	(0.49)	(0.29)		(1.95)		(2.00)

Total distributions	(1.48)		(2.63)		(2.77)	(1.09)	(1.03)	(1.50)		(2.65)		(2.79)	(1.11)	(1.05)	(1.51)		(2.66)		(2.81)

Net asset value, end of period	$18.15		$37.25		$39.38	$35.23	$30.81	$18.14		$37.23		$39.36	$35.21	$30.80	$18.13		$37.22		$39.35

Total Return(a)	(48.61)%		0.69%		20.04%	18.26%	19.20%	(48.56)%		0.75%		20.14%	18.31%	19.24%	(48.56)%		0.78%		17.24%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$855,690		$917,685		$877,816	$820,336	$321,463	$1,166,165		$947,063		$711,712	$1,183,535	$255,580	$1,098,838		$3,567,360		$1,377,829
Net expenses to average daily net assets	0.53	%(b)	0.53	%(b)	0.53%	0.54%	0.55%	0.47	%(b)	0.47	%(b)	0.47%	0.48%	0.49%	0.44	%(b)	0.44	%(b)	0.44%*
Net investment income to average daily net assets	3.08%		2.44%		2.29%	2.26%	1.98%	3.18%		2.51%		2.27%	1.98%	2.01%	3.07%		2.36%		2.11%*
Portfolio turnover rate	41%		43%		47%	43%	45%	41%		43%		47%	43%	45%	41%		43%		47%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%		0.05%		0.05%	0.10%	0.14%	0.05%		0.05%		0.05%	0.11%	0.14%	0.05%		0.05%		0.05%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

The Fund is the successor to GMO International Disciplined Equity Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO International Disciplined Equity Fund.

121

INTERNATIONAL INTRINSIC VALUE FUND

	Class II Shares							Class III Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$29.69		$34.99		$32.35	$29.04	$24.18	$29.97		$35.28		$32.59	$29.23	$24.32

Income (loss) from investment operations:
Net investment income (loss)†	0.79		0.93		0.79	0.65	0.49	0.79		0.94		0.81	0.72	0.59
Net realized and unrealized gain (loss)	(14.01)		(0.86)		5.60	4.45	5.07	(14.13)		(0.86)		5.66	4.44	5.02

Total from investment operations	(13.22)		0.07		6.39	5.10	5.56	(13.34)		0.08		6.47	5.16	5.61

Less distributions to shareholders:
From net investment income	(0.99)		(0.83)		(0.54)	(0.36)	(0.66)	(1.01)		(0.85)		(0.57)	(0.37)	(0.66)
From net realized gains	(1.62)		(4.54)		(3.21)	(1.43)	(0.04)	(1.62)		(4.54)		(3.21)	(1.43)	(0.04)

Total distributions	(2.61)		(5.37)		(3.75)	(1.79)	(0.70)	(2.63)		(5.39)		(3.78)	(1.80)	(0.70)

Net asset value, end of period	$13.86		$29.69		$34.99	$32.35	$29.04	$14.00		$29.97		$35.28	$32.59	$29.23

Total Return(a)	(48.04)%		(1.11)%		20.46%	18.16%	23.17%	(48.01)%		(1.06)%		20.54%	18.26%	23.28%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$394,070		$510,006		$564,440	$567,313	$231,695	$1,487,839		$2,615,878		$2,703,050	$2,795,610	$1,804,485
Net expenses to average daily net assets	0.74	%(b)	0.76	%(b)	0.76%	0.76%	0.76%	0.67	%(b)	0.69	%(b)	0.69%	0.69%	0.69%
Net investment income to average daily net assets	3.41%		2.59%		2.32%	2.16%	1.88%	3.38%		2.61%		2.36%	2.39%	2.30%
Portfolio turnover rate	53%		47%		36%	38%	46%	53%		47%		36%	38%	46%
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%		0.05%		0.04%	0.06%	0.07%	0.05%		0.05%		0.04%	0.06%	0.07%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

†	Calculated using average shares outstanding throughout the period.

INTERNATIONAL GROWTH EQUITY FUND

	Class III Shares							Class IV Shares
												Period from
												July 12, 2006
								Year Ended				(commencement of
	Year Ended February 28/29,							February 28/29,				operations) through
	2009		2008		2007	2006	2005	2009		2008		February 28, 2007

Net asset value, beginning of period	$27.68		$31.37		$29.90	$27.22	$23.67	$27.70		$31.38		$29.92

Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.69		0.77	0.53	0.40	0.55		0.73		0.20
Net realized and unrealized gain (loss)	(11.93)		1.28		4.80	3.57	3.94	(11.95)		1.26		4.48

Total from investment operations	(11.39)		1.97		5.57	4.10	4.34	(11.40)		1.99		4.68

Less distributions to shareholders:
From net investment income	(0.88)		(0.40)		(0.49)	(0.10)	(0.33)	(0.89)		(0.41)		(0.50)
From net realized gains	(0.95)		(5.26)		(3.61)	(1.32)	(0.46)	(0.95)		(5.26)		(2.72)

Total distributions	(1.83)		(5.66)		(4.10)	(1.42)	(0.79)	(1.84)		(5.67)		(3.22)

Net asset value, end of period	$14.46		$27.68		$31.37	$29.90	$27.22	$14.46		$27.70		$31.38

Total Return(a)	(43.54)%		5.04%		19.21%	15.54%	18.66%	(43.53)%		5.11%		15.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$564,067		$1,018,040		$950,332	$3,119,919	$1,653,053	$1,420,407		$2,516,653		$2,864,791
Net expenses to average daily net assets	0.66	%(b)	0.67	%(b)	0.67%	0.68%	0.69%	0.60	%(b)	0.61	%(b)	0.61	%*
Net investment income to average daily net assets	2.43%		2.13%		2.46%	1.89%	1.64%	2.47%		2.24%		1.01	%*
Portfolio turnover rate	63%		92%		74%	57%	52%	63%		92%		74	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.06%		0.05%		0.05%	0.08%	0.09%	0.06%		0.05%		0.05	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

*	Annualized.
**	Not annualized.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

The Fund is the successor to GMO International Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO International Growth Fund.

122

INTERNATIONAL INTRINSIC VALUE FUND (CONT’D)

Class IV Shares
Year Ended February 28/29,
2009		2008		2007	2006	2005

$29.96		$35.26		$32.58	$29.22	$24.31

0.82		0.96		0.80	0.74	0.54
(14.14)		(0.85)		5.68	4.43	5.09

(13.32)		0.11		6.48	5.17	5.63

(1.02)		(0.87)		(0.59)	(0.38)	(0.68)
(1.62)		(4.54)		(3.21)	(1.43)	(0.04)

(2.64)		(5.41)		(3.80)	(1.81)	(0.72)

$14.00		$29.96		$35.26	$32.58	$29.22

(47.95)%		(0.98)%		20.61%	18.32%	23.37%

$1,900,168		$4,131,392		$4,566,106	$3,150,741	$2,193,988

0.61	%(b)	0.63	%(b)	0.63%	0.63%	0.63%

3.47%		2.67%		2.32%	2.45%	2.06%
53%		47%		36%	38%	46%

0.05%		0.05%		0.04%	0.06%	0.07%

123

DEVELOPED WORLD STOCK FUND

	Class III Shares							Class IV Shares
						Period from							Period from
						August 1, 2005							September 1, 2005
						(commencement							(commencement
						of operations)							of operations)
	Year Ended					through		Year Ended					through
	February 28/29,					February 28,		February 28/29,					February 28,
	2009		2008		2007	2006		2009		2008		2007	2006

Net asset value, beginning of period	$21.88		$24.58		$22.24	$20.00		$21.90		$24.59		$22.25	$20.24

Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.54		0.43	0.15		0.51		0.56		0.45	0.12
Net realized and unrealized gain (loss)	(10.20)		(0.74)		2.84	2.15		(10.20)		(0.74)		2.82	1.95

Total from investment operations	(9.69)		(0.20)		3.27	2.30		(9.69)		(0.18)		3.27	2.07

Less distributions to shareholders:
From net investment income	(0.64)		(0.67)		(0.32)	(0.06)		(0.65)		(0.68)		(0.32)	(0.06)
From net realized gains	(0.21)		(1.83)		(0.61)	—		(0.21)		(1.83)		(0.61)	—

Total distributions	(0.85)		(2.50)		(0.93)	(0.06)		(0.86)		(2.51)		(0.93)	(0.06)

Net asset value, end of period	$11.34		$21.88		$24.58	$22.24		$11.35		$21.90		$24.59	$22.25

Total Return(a)	(45.56)%		(1.73)%		14.87%	11.51	%**	(45.52)%		(1.66)%		14.88%	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$155,560		$309,609		$282,446	$179,466		$112,438		$206,408		$209,937	$137,409
Net expenses to average daily net assets	0.61	%(b)	0.62	%(b)	0.62%	0.62	%*	0.56	%(b)	0.57	%(b)	0.57%	0.57	%*
Net investment income to average daily net assets	2.79%		2.15%		1.83%	1.27	%*	2.82%		2.22%		1.93%	1.20	%*
Portfolio turnover rate	50%		53%		43%	15	%**††	50%		53%		43%	15	%**††
Fees and expenses reimbursed by the Manager to average daily net assets	0.12%		0.11%		0.12%	0.20	%*	0.12%		0.11%		0.12%	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.01		$0.02		$0.03	$0.07		—	(c)	—	(c)	$0.02	$0.06

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

(c)	For the years ended February 28, 2009 and February 29, 2008, the class received no purchase premiums or redemption fees.

*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the period August 1, 2005 through February 28, 2006.

124

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006		2005

Net asset value, beginning of period	$5.32		$7.45		$9.07	$8.38		$7.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.15		0.03		0.10	0.07		0.21
Net realized and unrealized gain (loss)	(1.60)		(0.29)		1.17	2.17		0.84

Total from investment operations	(1.45)		(0.26)		1.27	2.24		1.05

Less distributions to shareholders:
From net investment income	(0.20)		—		(0.12)	(0.71	)(d)	—
From net realized gains	(1.41)		(1.87)		(2.77)	(0.84)		—

Total distributions	(1.61)		(1.87)		(2.89)	(1.55)		—

Net asset value, end of period	$2.26		$5.32		$7.45	$9.07		$8.38

Total Return(b)	(35.57)%		(6.75)%		15.60%	28.42%		14.32%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,417		$30,273		$227,096	$728,814		$580,905
Net expenses to average daily net assets(c)	0.11	%(e)	0.08	%(e)	0.07%	0.05%		0.04%
Net investment income to average daily net assets(a)	3.96%		0.42%		1.23%	0.82%		2.64%
Portfolio turnover rate	17%		11%		18%	36%		3%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	1.24%		0.71%		0.68%	0.67%		0.71%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

125

FOREIGN FUND

	Class II Shares							Class III Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$16.52		$18.56		$16.70	$15.13	$13.29	$16.59		$18.64		$16.76	$15.18	$13.34

Income (loss) from investment operations:
Net investment income (loss)†	0.45		0.40		0.38	0.28	0.26	0.47		0.41		0.38	0.30	0.26
Net realized and unrealized gain (loss)	(7.95)		(0.36)		3.06	2.46	2.28	(7.99)		(0.36)		3.09	2.45	2.30

Total from investment operations	(7.50)		0.04		3.44	2.74	2.54	(7.52)		0.05		3.47	2.75	2.56

Less distributions to shareholders:
From net investment income	(0.33)		(0.44)		(0.43)	(0.33)	(0.34)	(0.34)		(0.46)		(0.44)	(0.33)	(0.36)
From net realized gains	(0.66)		(1.64)		(1.15)	(0.84)	(0.36)	(0.66)		(1.64)		(1.15)	(0.84)	(0.36)

Total distributions	(0.99)		(2.08)		(1.58)	(1.17)	(0.70)	(1.00)		(2.10)		(1.59)	(1.17)	(0.72)

Net asset value, end of period	$8.03		$16.52		$18.56	$16.70	$15.13	$8.07		$16.59		$18.64	$16.76	$15.18

Total Return(a)	(47.49)%		(0.78)%		21.21%	19.01%	19.40%	(47.42)%		(0.75)%		21.36%	19.07%	19.41%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$765,201		$848,359		$1,018,021	$1,213,447	$808,149	$2,054,885		$4,078,545		$4,556,742	$3,800,326	$3,663,370
Net expenses to average daily net assets	0.82	%(b)	0.82	%(b)	0.82%	0.82%	0.82%	0.75	%(b)	0.75	%(b)	0.75%	0.75%	0.75%
Net investment income to average daily net assets	3.42%		2.10%		2.17%	1.82%	1.92%	3.51%		2.16%		2.11%	1.97%	1.87%
Portfolio turnover rate	39%		29%		23%	25%	23%	39%		29%		23%	25%	23%
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%		0.05%		0.05%	0.05%	0.06%	0.05%		0.05%		0.05%	0.05%	0.06%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

†	Calculated using average shares outstanding throughout the period.

FOREIGN SMALL COMPANIES FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$14.63		$18.38		$17.98	$17.19	$14.79	$14.64		$18.39		$17.99	$17.20	$14.80

Income (loss) from investment operations:
Net investment income (loss)†	0.30		0.31		0.28	0.26	0.26	0.33		0.31		0.28	0.26	0.26
Net realized and unrealized gain (loss)	(7.43)		(0.36)		4.51	3.19	3.76	(7.46)		(0.35)		4.52	3.20	3.76

Total from investment operations	(7.13)		(0.05)		4.79	3.45	4.02	(7.13)		(0.04)		4.80	3.46	4.02

Less distributions to shareholders:
From net investment income	(0.27)		(0.41)		(0.44)	(0.32)	(0.38)	(0.27)		(0.42)		(0.45)	(0.33)	(0.38)
From net realized gains	(0.81)		(3.29)		(3.95)	(2.34)	(1.24)	(0.81)		(3.29)		(3.95)	(2.34)	(1.24)
Return of capital	(0.01)		—		—	—	—	(0.01)		—		—	—	—

Total distributions	(1.09)		(3.70)		(4.39)	(2.66)	(1.62)	(1.09)		(3.71)		(4.40)	(2.67)	(1.62)

Net asset value, end of period	$6.41		$14.63		$18.38	$17.98	$17.19	$6.42		$14.64		$18.39	$17.99	$17.20

Total Return(a)	(51.33)%		(1.96)%		29.94%	22.32%	28.40%	(51.29)%		(1.91)%		30.00%	22.37%	28.44%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$185,298		$338,804		$375,565	$364,551	$426,758	$143,564		$666,991		$740,872	$638,634	$567,048
Net expenses to average daily net assets	0.85	%(b)	0.86	%(b)	0.86%	0.85%	0.85%	0.80	%(b)	0.81	%(b)	0.81%	0.80%	0.81%
Net investment income to average daily net assets	2.59%		1.69%		1.53%	1.52%	1.71%	2.74%		1.70%		1.54%	1.55%	1.69%
Portfolio turnover rate	42%		42%		37%	40%	25%	42%		42%		37%	40%	25%
Fees and expenses reimbursed by the Manager to average daily net assets	0.11%		0.09%		0.09%	0.09%	0.09%	0.11%		0.09%		0.09%	0.09%	0.09%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(c)	—		—	—	—	$0.00	(c)	—		—	—	—

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

(c)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

126

FOREIGN FUND (CONT’D)

Class IV Shares
Year Ended February 28/29,
2009		2008		2007	2006	2005

$16.59		$18.64		$16.77	$15.18	$13.34

0.51		0.40		0.36	0.31	0.28
(8.02)		(0.34)		3.11	2.47	2.28

(7.51)		0.06		3.47	2.78	2.56

(0.35)		(0.47)		(0.45)	(0.35)	(0.36)
(0.66)		(1.64)		(1.15)	(0.84)	(0.36)

(1.01)		(2.11)		(1.60)	(1.19)	(0.72)

$8.07		$16.59		$18.64	$16.77	$15.18

(47.39)%		(0.68)%		21.36%	19.22%	19.47%

$334,003		$3,571,516		$3,424,024	$2,007,037	$1,169,805
0.69	%(b)	0.69	%(b)	0.69%	0.69%	0.69%

3.70%		2.08%		2.04%	1.98%	2.00%
39%		29%		23%	25%	23%

0.05%		0.05%		0.05%	0.05%	0.06%

INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$9.29		$12.22		$14.93	$17.84	$17.09

Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.24		0.25	0.34	0.30
Net realized and unrealized gain (loss)	(4.78)		(0.34)		2.68	3.44	3.56

Total from investment operations	(4.58)		(0.10)		2.93	3.78	3.86

Less distributions to shareholders:
From net investment income	(0.13)		(0.51)		(0.33)	(0.44)	(0.54)
From net realized gains	(0.38)		(2.32)		(5.31)	(6.25)	(2.57)

Total distributions	(0.51)		(2.83)		(5.64)	(6.69)	(3.11)

Net asset value, end of period	$4.20		$9.29		$12.22	$14.93	$17.84

Total Return(a)	(51.47)%		(2.04)%		23.35%	25.77%	24.45%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$386,816		$679,536		$856,471	$986,602	$1,517,223
Net expenses to average daily net assets	0.75	%(b)	0.76	%(b)	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.89%		1.98%		1.79%	2.01%	1.75%
Portfolio turnover rate	64%		72%		48%	49%	53%
Fees and expenses reimbursed by the Manager to average daily net assets	0.12%		0.13%		0.09%	0.11%	0.11%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.01		$0.04		$0.03	$0.07	$0.08

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

†	Calculated using average shares outstanding throughout the period.

127

EMERGING MARKETS FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$20.48		$20.67		$22.49	$19.05	$15.78	$20.40		$20.62		$22.45	$19.02	$15.75

Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.25		0.41	0.37	0.34	0.25		0.23		0.42	0.40	0.34
Net realized and unrealized gain (loss)	(10.65)		5.94		3.00	6.24	4.40	(10.62)		5.95		2.99	6.20	4.41

Total from investment operations	(10.42)		6.19		3.41	6.61	4.74	(10.37)		6.18		3.41	6.60	4.75

Less distributions to shareholders:
From net investment income	(0.13)		(0.31)		(0.54)	(0.43)	(0.32)	(0.13)		(0.33)		(0.55)	(0.43)	(0.33)
From net realized gains	(3.63)		(6.07)		(4.69)	(2.74)	(1.15)	(3.63)		(6.07)		(4.69)	(2.74)	(1.15)

Total distributions	(3.76)		(6.38)		(5.23)	(3.17)	(1.47)	(3.76)		(6.40)		(5.24)	(3.17)	(1.48)

Net asset value, end of period	$6.30		$20.48		$20.67	$22.49	$19.05	$6.27		$20.40		$20.62	$22.45	$19.02

Total Return(a)	(58.61)%		28.38%		17.05%	37.99%	31.45%	(58.59)%		28.38%		17.10%	38.05%	31.59%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,309,057		$3,402,343		$4,276,782	$4,788,395	$4,433,098	$1,345,811		$3,021,319		$2,599,002	$3,081,021	$3,255,865
Net expenses to average daily net assets	1.10	%(d)	1.09	%(d)	1.07%	1.10%	1.11%	1.06	%(d)	1.05	%(d)	1.03%	1.05%	1.06%
Net investment income to average daily net assets	1.77%		1.04%		1.87%	1.88%	2.17%	1.86%		0.98%		1.94%	2.03%	2.13%
Portfolio turnover rate	99%		60%		44%	41%	57%	99%		60%		44%	41%	57%
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.00	%(f)	0.01%	0.01%	0.01%	0.01%		0.00	%(f)	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.04		$0.04		$0.02	$0.01	$0.01	$0.04		$0.02		$0.02	$0.01	$0.00 (g)

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)	The class was inactive from October 27, 2004 to February 10, 2005.
(c)	Distributions from net realized gains were less than $0.01 per share.

(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

(e)	The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
(f)	Ratio is less than 0.01%.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

128

EMERGING MARKETS FUND (CONT’D)

Class V Shares										Class VI Shares
						Period from
						February 11, 2005
						(commencement		Period from
						of operations)		March 1, 2004
						through		through
Year Ended February 28/29,						February 28,		October 26		Year Ended February 28/29,
2009		2008		2007	2006	2005(b)		2004(b)		2009		2008		2007	2006	2005

$20.39		$20.61		$22.44	$19.02	$17.88		$15.77		$20.42		$20.63		$22.45	$19.03	$15.76

0.22		0.23		0.43	0.22	(0.01)		0.25		0.23		0.25		0.42	0.38	0.34
(10.58)		5.96		2.98	6.39	1.15		(0.09)		(10.61)		5.95		3.01	6.23	4.41

(10.36)		6.19		3.41	6.61	1.14		0.16		(10.38)		6.20		3.43	6.61	4.75

(0.14)		(0.34)		(0.55)	(0.45)	—		(0.07)		(0.14)		(0.34)		(0.56)	(0.45)	(0.33)
(3.63)		(6.07)		(4.69)	(2.74)	—		(0.00	)(c)	(3.63)		(6.07)		(4.69)	(2.74)	(1.15)

(3.77)		(6.41)		(5.24)	(3.19)	—		(0.07)		(3.77)		(6.41)		(5.25)	(3.19)	(1.48)

$6.26		$20.39		$20.61	$22.44	$19.02		$15.86		$6.27		$20.42		$20.63	$22.45	$19.03

(58.59)%		28.43%		17.11%	38.12%	6.38	%**	1.10	%**	(58.61)%		28.49%		17.20%	38.07%	31.63%

$795,586		$1,190,887		$679,988	$1,447,059	$38,564		$116,417		$1,226,252		$5,902,406		$5,116,565	$3,203,435	$2,083,376

1.03	%(d)	1.03	%(d)	1.01%	1.04%	1.03	%*	1.05	%*	1.00	%(d)	1.00	%(d)	0.98%	1.00%	1.01%

1.81%		0.98%		1.97%	1.06%	(0.05	)%(e)**	1.70	%(e)**	1.83%		1.05%		1.93%	1.94%	2.15%
99%		60%		44%	41%	57	%††	57	%††	99%		60%		44%	41%	57%

0.01%		0.00	%(f)	0.01%	0.01%	0.02	%*	0.01	%*	0.01%		0.00	%(f)	0.01%	0.01%	0.01%

$0.05		$0.05		$0.03	$0.02	$—		$—		$0.07		$0.03		$0.02	$0.02	$0.03

129

EMERGING COUNTRIES FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006		2005

Net asset value, beginning of period	$15.26		$16.04		$19.20	$15.99		$14.99

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.23		0.32	0.28		0.30
Net realized and unrealized gain (loss)	(8.10)		4.87		2.50	5.09		3.43

Total from investment operations	(7.86)		5.10		2.82	5.37		3.73

Less distributions to shareholders:
From net investment income	(0.22)		(0.30)		(0.36)	(0.35)		(0.31)
From net realized gains	(2.12)		(5.58)		(5.62)	(1.81)		(2.42)

Total distributions	(2.34)		(5.88)		(5.98)	(2.16)		(2.73)

Net asset value, end of period	$5.06		$15.26		$16.04	$19.20		$15.99

Total Return	(58.58	)%(a)	30.68	%(a)	16.20%	36.38	%(a)	28.76	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$89,902		$371,540		$339,268	$346,018		$249,005
Net expenses to average daily net assets	1.16	%(b)	1.11	%(b)	1.06%	1.10%		1.10%
Net investment income to average daily net assets	2.25%		1.31%		1.74%	1.68%		2.12%
Portfolio turnover rate	128%		72%		58%	35%		53%
Fees and expenses reimbursed by the Manager to average daily net assets	0.14%		0.03%		—	0.01%		0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.

†	Calculated using average shares outstanding throughout the period.

Effective April 1, 2002, “GMO Evolving Countries Fund” was renamed “GMO Emerging Countries Fund.”

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$18.73		$20.76		$18.31	$15.78	$13.19

Income (loss) from investment operations:
Net investment income (loss)†	0.48		0.51		0.36	0.35	0.26
Net realized and unrealized gain (loss)	(8.92)		0.20	(b)	3.28	2.77	2.61

Total from investment operations	(8.44)		0.71		3.64	3.12	2.87

Less distributions to shareholders:
From net investment income	(0.49)		(0.57)		(0.40)	(0.31)	(0.28)
From net realized gains	(0.52)		(2.17)		(0.79)	(0.28)	—

Total distributions	(1.01)		(2.74)		(1.19)	(0.59)	(0.28)

Net asset value, end of period	$9.28		$18.73		$20.76	$18.31	$15.78

Total Return(a)	(46.71)%		2.28%		20.33%	20.04%	21.94%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$414,024		$1,092,346		$1,105,264	$829,583	$559,912
Net expenses to average daily net assets	0.67	%(c)	0.69	%(c)	0.69%	0.69%	0.69%
Net investment income to average daily net assets	3.09%		2.33%		1.83%	2.10%	1.91%
Portfolio turnover rate	67%		41%		34%	39%	44%
Fees and expenses reimbursed by the Manager to average daily net assets	0.11%		0.09%		0.08%	0.10%	0.16%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The net expense ratio does not include the effect of expense reductions.
†	Calculated using average shares outstanding throughout the period.

130

FIXED INCOME FUNDS

CORE PLUS BOND FUND

	Class III Shares							Class IV Shares
													Period from
													July 26, 2005
													(commencement of
	Year Ended February 28/29,							Year Ended February 28/29,					operations) through
	2009		2008		2007	2006	2005	2009		2008		2007	February 28, 2006

Net asset value, beginning of period	$9.42		$10.49		$10.32	$10.35	$10.40	$9.44		$10.50		$10.33	$10.46

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.37		0.43	0.15	0.18	0.17		0.36		0.45	0.23
Net realized and unrealized gain (loss)	(2.08)		(0.63)		0.27	0.17	0.24	(1.99)		(0.61)		0.26	(0.01	)(d)

Total from investment operations	(1.81)		(0.26)		0.70	0.32	0.42	(1.82)		(0.25)		0.71	0.22

Less distributions to shareholders:
From net investment income	(1.53)		(0.81)		(0.53)	(0.35)	(0.25)	(1.53)		(0.81)		(0.54)	(0.35)
From net realized gains	—		—		—	—	(0.22)	—		—		—	—

Total distributions	(1.53)		(0.81)		(0.53)	(0.35)	(0.47)	(1.53)		(0.81)		(0.54)	(0.35)

Net asset value, end of period	$6.08		$9.42		$10.49	$10.32	$10.35	$6.09		$9.44		$10.50	$10.33

Total Return(b)	(20.12)%		(2.56)%		6.85%	3.10%	4.01%	(20.23)%		(2.42)%		6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$73,730		$125,506		$187,045	$148,476	$1,216,251	$233,848		$1,017,792		$2,182,618	$2,618,011
Net expenses to average daily net assets(c)	0.39	%(e)	0.39	%(e)	0.39%	0.39%	0.39%	0.34	%(e)	0.34	%(e)	0.34%	0.34	%*
Net investment income to average daily net assets(a)	3.20%		3.70%		4.11%	1.40%	1.77%	1.89%		3.60%		4.33%	2.16	%(f)
Portfolio turnover rate	22%		44%		72%	62%	108%	22%		44%		72%	62	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.08%		0.06%		0.06%	0.06%	0.07%	0.08%		0.06%		0.06%	0.07	%*
Redemption fees consisted of the following per share amounts†	$0.01		—		—	—	—	$0.01		—		—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund’s net income is not earned ratably throughout the fiscal year.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2009	2008		2007		2006	2005

Net asset value, beginning of period	$9.51	$9.73		$9.57		$10.61	$10.38

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.19	0.41		0.41		0.21	0.17
Net realized and unrealized gain (loss)	(2.32)	0.31		0.38		(0.93)	1.02

Total from investment operations	(2.13)	0.72		0.79		(0.72)	1.19

Less distributions to shareholders:
From net investment income	(1.21)	(0.94)		(0.54)		(0.31)	(0.91)
From net realized gains	—	—		(0.09)		(0.01)	(0.05)

Total distributions	(1.21)	(0.94)		(0.63)		(0.32)	(0.96)

Net asset value, end of period	$6.17	$9.51		$9.73		$9.57	$10.61

Total Return(b)	(24.52)%	8.09%		8.32%		(6.83)%	11.81%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$211,764	$514,570		$449,478		$422,528	$438,365
Net expenses to average daily net assets(c)	0.39%	0.38	%(d)	0.39%		0.39%	0.39%
Net investment income to average daily net assets(a)	2.20%	4.26%		4.17%		2.13%	1.65%
Portfolio turnover rate	47%	51%		32%		36%	51%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.09%	0.07%		0.26	%(e)	0.08%	0.09%
Redemption fees consisted of the following per share amounts†	$0.01	—		—		—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.

(e)	Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager.

†	Calculated using average shares outstanding throughout the period.

131

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006		2005

Net asset value, beginning of period	$8.79		$9.21		$9.04	$9.59		$9.16

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.26		0.33		0.17	0.18		0.14
Net realized and unrealized gain (loss)	(1.49)		(0.62)		0.15	0.39		0.44

Total from investment operations	(1.23)		(0.29)		0.32	0.57		0.58

Less distributions to shareholders:
From net investment income	(0.56)		(0.01)		—	(1.00	)(d)	(0.15)
From net realized gains	—		—		(0.14)	(0.12)		—
Return of capital	—		(0.12)		(0.01)	—		—

Total distributions	(0.56)		(0.13)		(0.15)	(1.12)		(0.15)

Net asset value, end of period	$7.00		$8.79		$9.21	$9.04		$9.59

Total Return(b)	(13.93)%		(3.08)%		3.58%	6.01%		6.35%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$127,081		$155,952		$274,422	$953,894		$1,015,009
Net expenses to average daily net assets(c)	0.39	%(e)	0.38	%(e)	0.39%	0.39%		0.39%
Net investment income to average daily net assets(a)	3.24%		3.62%		1.93%	1.91%		1.51%
Portfolio turnover rate	28%		55%		25%	49%		44%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.13%		0.09%		0.06%	0.06%		0.09%
Redemption fees consisted of the following per share amounts†	$0.00	(f)	—		—	—		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The net expense ratio does not include the effect of expense reductions.

(f)	Redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

GLOBAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$8.70		$8.92		$8.53	$9.11	$8.73

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.25		0.42		0.38	0.18	0.21
Net realized and unrealized gain (loss)	(2.11)		0.11		0.38	(0.57)	0.63

Total from investment operations	(1.86)		0.53		0.76	(0.39)	0.84

Less distributions to shareholders:
From net investment income	(0.51)		(0.75)		(0.37)	(0.19)	(0.46)

Total distributions	(0.51)		(0.75)		(0.37)	(0.19)	(0.46)

Net asset value, end of period	$6.33		$8.70		$8.92	$8.53	$9.11

Total Return(b)	(22.77)%		6.50%		8.99%	(4.33)%	9.52%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$261,706		$338,614		$185,321	$168,324	$170,750
Net expenses to average daily net assets(c)	0.39	%(d)	0.38	%(d)	0.39%	0.37%	0.33%
Net investment income to average daily net assets(a)	3.24%		4.86%		4.33%	2.12%	2.40%
Portfolio turnover rate	35%		20%		22%	20%	38%
Fees and expenses reimbursed by the Manager to average daily net assets	0.03%		0.03%		0.06%	0.07%	0.12%
Redemption fees consisted of the following per share amounts†	$0.00	(e)	—		—	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.

(e)	Redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

132

EMERGING COUNTRY DEBT FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2009		2008		2007	2006	2005	2009		2008		2007	2006	2005

Net asset value, beginning of period	$10.06		$10.73		11.30	$11.09	$10.51	$10.06		$10.73		$11.30	$11.09	$10.51

Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.68		0.86	0.88	0.89	0.53		0.69		0.87	0.88	0.90
Net realized and unrealized gain (loss)	(3.77)		(0.13)		0.30	1.14	1.16	(3.76)		(0.13)		0.29	1.15	1.16

Total from investment operations	(3.23)		0.55		1.16	2.02	2.05	(3.23)		0.56		1.16	2.03	2.06

Less distributions to shareholders:
From net investment income	(0.77)		(0.76)		(0.94)	(1.26)	(1.18)	(0.77)		(0.77)		(0.94)	(1.27)	(1.19)
From net realized gains	(0.21)		(0.46)		(0.79)	(0.55)	(0.29)	(0.21)		(0.46)		(0.79)	(0.55)	(0.29)

Total distributions	(0.98)		(1.22)		(1.73)	(1.81)	(1.47)	(0.98)		(1.23)		(1.73)	(1.82)	(1.48)

Net asset value, end of period	$5.85		$10.06		$10.73	$11.30	$11.09	$5.85		$10.06		$10.73	$11.30	$11.09

Total Return(a)	(32.75)%		5.07%		10.98%	19.50%	20.58%	(32.66)%		5.13%		11.06%	19.57%	20.64%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$535,194		$734,921		$876,598	$1,020,976	$1,088,609	$1,291,258		$2,114,181		$1,996,230	$1,799,792	$1,550,402
Net operating expenses to average daily net assets(b)	0.59	%(d)	0.57	%(d)	0.57%	0.57%	0.57%	0.54	%(d)	0.53	%(d)	0.52%	0.52%	0.52%
Interest expense to average daily net assets(c)	0.23%		0.74%		0.48%	0.22%	0.08%	0.23%		0.74%		0.48%	0.22%	0.08%
Total net expenses to average daily net assets	0.82	%(d)	1.31	%(d)	1.05%	0.79%	0.65%	0.77	%(d)	1.27	%(d)	1.00%	0.74%	0.60%
Net investment income to average daily net assets	6.36%		6.36%		7.91%	7.75%	8.22%	6.46%		6.45%		7.97%	7.75%	8.29%
Portfolio turnover rate	38%		53%		83%	144%	121%	38%		53%		83%	144%	121%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(e)	$0.01		$0.01	$0.01	$0.01	$0.00	(e)	$0.00	(e)	$0.01	$0.00 (e)	$0.01

(a)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(c)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

SHORT-DURATION INVESTMENT FUND

	Class III Shares
	Year Ended February 28/29,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.45	$8.93	$8.82	$8.77	$8.75

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.30	0.32	0.47	0.27	0.23
Net realized and unrealized gain (loss)	(1.29)	(0.28)	0.11	0.07	(0.01)

Total from investment operations	(0.99)	0.04	0.58	0.34	0.22

Less distributions to shareholders:
From net investment income	(0.31)	(0.52)	(0.47)	(0.29)	(0.20)

Total distributions	(0.31)	(0.52)	(0.47)	(0.29)	(0.20)

Net asset value, end of period	$7.15	$8.45	$8.93	$8.82	$8.77

Total Return(b)	(11.78)%	0.40%	6.62%	3.83%	2.49%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,228	$7,375	$31,315	$29,454	$29,607
Net expenses to average daily net assets(c)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income to average daily net assets(a)	3.81%	3.59%	5.21%	3.01%	2.57%
Portfolio turnover rate	4%	5%	12%	17%	101%
Fees and expenses reimbursed by the Manager to average daily assets	0.79%	0.60%	0.14%	0.13%	0.10%
Redemption fees consisted of the following per share amounts†	$0.00 (d)	—	—	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.

(d)	Redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2003, “GMO Short-Term Income Fund” was renamed “GMO Short-Duration Investment Fund.”

133

SHORT-DURATION COLLATERAL SHARE FUND

	Class III Shares
			Period from
			December 28, 2006
			(commencement
	Year Ended		of operations)
	February 28/29,		through
	2009	2008	February 28, 2007

Net asset value, beginning of period	$23.39	$25.05	$24.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.17	1.07	(0.01)
Net realized and unrealized gain (loss)	(4.92)	(1.38)	0.24

Total from investment operations	(3.75)	(0.31)	0.23

Less distributions to shareholders:
From net investment income	(0.81)	(1.35)	—
Return of capital	(1.75)	—	—

Total distributions	(2.56)	(1.35)	—

Net asset value, end of period	$17.08	$23.39	$25.05

Total Return(b)	(15.90)%	(1.33)%	0.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,878	$10,637	$40,563
Net expenses to average daily net assets	0.20%	0.20%	0.21	%*
Net investment income to average daily net assets(a)	5.47%	4.25%	(0.21	)%*
Portfolio turnover rate	18%	127%	125	%**††
Fees and expenses reimbursed by the Manager to average daily net assets	0.17%	0.15%	0.06	%*
Redemption fees consisted of the following per share amounts†	$0.01	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

*	Annualized.

**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover for the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

INFLATION INDEXED PLUS BOND FUND

	Class III Shares						Class VI Shares
					Period from						Period from
					June 29, 2006						May 31, 2006
					(commencement						(commencement
	Year Ended				of operations)		Year Ended				of operations)
	February 28/29,				through		February 28/29,				through
	2009		2008		February 28, 2007		2009		2008		February 28, 2007

Net asset value, beginning of period	$23.52		$25.47		$24.96		$23.51		$25.48		$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.82		1.13		0.75		1.37		1.38		0.83
Net realized and unrealized gain (loss)	(6.90)		(0.21)		0.68		(7.43)		(0.45)		0.60

Total from investment operations	(6.08)		0.92		1.43		(6.06)		0.93		1.43

Less distributions to shareholders:
From net investment income	(2.56)		(2.81)		(0.87)		(2.58)		(2.84)		(0.90)
From net realized gains	—		(0.06)		(0.05)		—		(0.06)		(0.05)

Total distributions	(2.56)		(2.87)		(0.92)		(2.58)		(2.90)		(0.95)

Net asset value, end of period	$14.88		$23.52		$25.47		$14.87		$23.51		$25.48

Total Return(b)	(26.89)%		3.95%		5.79	%**	(26.82)%		4.00%		5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114,859		$137,492		$260,205		$252,911		$90,360		$1,874,841
Net operating expenses to average daily net assets(c)	0.39	%(d)	0.37	%(d)	0.39	%*	0.30	%(d)	0.29	%(d)	0.29	%*
Interest expense to average daily net assets	—		0.07%		—		—		0.07%		—
Total net expenses to average daily net assets	0.39	%(d)	0.44	%(d)	0.39	%*	0.30	%(d)	0.36	%(d)	0.29	%*
Net investment income to average daily net assets(a)	4.17%		4.51%		4.37	%*	7.73%		5.48%		4.33	%*
Portfolio turnover rate	56%		131%		37	%††	56%		131%		37	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.11%		0.06%		0.06	%*	0.09%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts†	$0.01		—		—		$0.01		—		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.

(d)	The net expense ratio does not include the effect of expense reductions.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

134

ASSET ALLOCATION FUNDS

U.S. EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$5.11		$6.38		$6.56	$6.41	$6.40

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09		0.11		0.10	0.10	0.11
Net realized and unrealized gain (loss)	(1.70)		(0.42)		0.28	0.31	0.34

Total from investment operations	(1.61)		(0.31)		0.38	0.41	0.45

Less distributions to shareholders:
From net investment income	(0.08)		(0.32)		(0.15)	(0.12)	(0.14)
From net realized gains	(0.11)		(0.64)		(0.41)	(0.14)	(0.30)

Total distributions	(0.19)		(0.96)		(0.56)	(0.26)	(0.44)

Net asset value, end of period	$3.31		$5.11		$6.38	$6.56	$6.41

Total Return(b)	(32.42)%		(6.43)%		6.48%	6.45%	7.18%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,415		$95,067		$149,312	$173,146	$151,378
Net expenses to average daily net assets(c)	0.00	%(d)(e)	0.00	%(d)(e)	0.04%	0.01%	0.00	%(d)
Net investment income to average daily net assets(a)	1.94%		1.78%		1.63%	1.52%	1.75%
Portfolio turnover rate	39%		26%		35%	13%	16%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.06%		0.04%		0.18%	0.51%	0.54%
Purchase premiums and redemption fees consisted of the following per share amounts(f)†	$0.00		$0.00		$0.00	$0.00	$0.00

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investments in the underlying funds.
(d)	Net expenses were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions.

(f)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2006, “GMO U.S. Sector Fund” was renamed “GMO U.S. Equity Allocation Fund.”

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$16.45		$17.96		$17.13	$15.19	$12.83

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40		0.31		0.33	0.18	0.29
Net realized and unrealized gain (loss)	(7.20)		1.32		2.85	2.90	2.65

Total from investment operations	(6.80)		1.63		3.18	3.08	2.94

Less distributions to shareholders:
From net investment income	(0.39)		(1.00)		(0.83)	(0.47)	(0.42)
From net realized gains	(3.09)		(2.14)		(1.52)	(0.67)	(0.16)

Total distributions	(3.48)		(3.14)		(2.35)	(1.14)	(0.58)

Net asset value, end of period	$6.17		$16.45		$17.96	$17.13	$15.19

Total Return(b)	(48.63)%		7.81%		19.33%	21.15%	23.25%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$519,663		$755,542		$758,757	$659,520	$489,026
Net expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	3.46%		1.66%		1.87%	1.15%	2.18%
Portfolio turnover rate	33%		9%		4%	7%	15%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.01%		0.01%	0.02%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.01		$0.00	(e)	$0.00 (e)	$0.00 (e)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

135

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares
					Period from
					June 5, 2006
					(commencement
	Year Ended				of operations)
	February 28/29,				through
	2009		2008		February 28, 2007

Net asset value, beginning of period	$20.63		$22.16		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.65		0.47		0.53
Net realized and unrealized gain (loss)	(9.20)		0.52		2.45

Total from investment operations	(8.55)		0.99		2.98

Less distributions to shareholders:
From net investment income	(0.62)		(1.24)		(0.72)
From net realized gains	(2.26)		(1.28)		(0.10)

Total distributions	(2.88)		(2.52)		(0.82)

Net asset value, end of period	$9.20		$20.63		$22.16

Total Return(b)	(46.05)%		3.57%		14.93%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$409,278		$718,390		$440,431
Net expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00%*
Net investment income to average daily net assets(a)	4.12%		2.04%		3.32%*
Portfolio turnover rate	33%		4%		1%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.02%		0.03%*
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(e)	$0.00	(e)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	Net expenses to average daily net assets were less than 0.01%. Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$10.25		$11.96		$11.89	$11.63	$10.86

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.34		0.20		0.23	0.23	0.23
Net realized and unrealized gain (loss)	(4.01)		0.09	(d)	1.08	1.32	1.23

Total from investment operations	(3.67)		0.29		1.31	1.55	1.46

Less distributions to shareholders:
From net investment income	(0.31)		(0.49)		(0.38)	(0.34)	(0.27)
From net realized gains	(0.98)		(1.51)		(0.86)	(0.95)	(0.42)

Total distributions	(1.29)		(2.00)		(1.24)	(1.29)	(0.69)

Net asset value, end of period	$5.29		$10.25		$11.96	$11.89	$11.63

Total Return(b)	(39.44)%		1.01%		11.56%	13.91%	13.70%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$431,278		$356,524		$354,236	$326,032	$335,819
Net expenses to average daily net assets(c)	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	4.27%		1.63%		1.90%	1.99%	2.11%
Portfolio turnover rate	52%		30%		15%	20%	17%
Fees and expenses reimbursed by the Manager to average daily net assets	0.03%		0.02%		0.02%	0.02%	0.04%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.01		$0.00	(f)	$0.00 (f)	$0.00 (f)	$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

Effective June 1, 2008, “GMO Global (U.S.+) Equity Allocation Fund” was renamed “GMO Global Equity Allocation Fund.”

136

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares
						Period from
						June 16, 2005
						(commencement
	Year Ended					of operations)
	February 28/29,					through
	2009		2008		2007	February 28, 2006

Net asset value, beginning of period	$21.71		$24.25		$22.49	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.53		0.43		0.40	0.37
Net realized and unrealized gain (loss)	(8.50)		0.01	(d)	2.93	2.78

Total from investment operations	(7.97)		0.44		3.33	3.15

Less distributions to shareholders:
From net investment income	(0.54)		(1.10)		(0.73)	(0.46)
From net realized gains	(0.91)		(1.88)		(0.84)	(0.20)

Total distributions	(1.45)		(2.98)		(1.57)	(0.66)

Net asset value, end of period	$12.29		$21.71		$24.25	$22.49

Total Return(b)	(38.63)%		0.72%		14.94%	15.90%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$698,525		$944,374		$902,324	$407,230
Net expenses to average daily net assets(c)	0.00	%(e)	0.00	%(e)	0.00%	0.00%*
Net investment income to average daily net assets(a)	2.89%		1.72%		1.68%	2.42%*
Portfolio turnover rate	35%		20%		12%	5%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.01%		0.02%	0.06%*
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(f)	$0.00	(f)	$0.01	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e)	The net expense ratio does not include the effect of expense reductions.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

137

GLOBAL BALANCED ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$11.37		$12.01		$11.76	$11.33	$10.74

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.87		0.48		0.39	0.36	0.27
Net realized and unrealized gain (loss)	(3.43)		0.05		0.66	0.86	0.90

Total from investment operations	(2.56)		0.53		1.05	1.22	1.17

Less distributions to shareholders:
From net investment income	(1.04)		(0.53)		(0.43)	(0.37)	(0.32)
From net realized gains	(0.49)		(0.64)		(0.37)	(0.42)	(0.26)

Total distributions	(1.53)		(1.17)		(0.80)	(0.79)	(0.58)

Net asset value, end of period	$7.28		$11.37		$12.01	$11.76	$11.33

Total Return(b)	(24.30)%		4.10%		9.22%	11.05%	11.07%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,432,987		$3,364,855		$3,079,164	$1,812,191	$1,030,238
Net expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	8.81%		3.89%		3.28%	3.17%	2.53%
Portfolio turnover rate	44%		76%		23%	16%	10%
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.01%		0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(e)	$0.00	(e)	$0.01	$0.01	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

Effective June 30, 2002, “GMO World Equity Allocation Fund” was renamed “GMO World Balanced Allocation Fund.” Effective June 30, 2003, “GMO World Balanced Allocation Fund” was renamed “GMO Global Balanced Asset Allocation Fund.”

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
						Period from
						May 31, 2005
						(commencement
	Year Ended					of operations)
	February 28/29,					through
	2009		2008		2007	February 28, 2006

Net asset value, beginning of period	$22.70		$23.71		$22.37	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.57		0.99		0.69	0.52
Net realized and unrealized gain (loss)	(7.23)		(0.15)		2.17	2.34

Total from investment operations	(5.66)		0.84		2.86	2.86

Less distributions to shareholders:
From net investment income	(1.61)		(1.02)		(0.90)	(0.47)
From net realized gains	(1.06)		(0.83)		(0.62)	(0.02)

Total distributions	(2.67)		(1.85)		(1.52)	(0.49)

Net asset value, end of period	$14.37		$22.70		$23.71	$22.37

Total Return(b)	(26.75)%		3.15%		12.98%	14.42%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,107,258		$1,100,166		$529,374	$366,622
Net expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00%	0.00%*
Net investment income to average daily net assets(a)	8.05%		4.05%		2.98%	3.22%*
Portfolio turnover rate	34%		47%		23%	10%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.01%		0.02%	0.06%*
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.01		$0.01		$0.00 (e)	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investments in the underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

Effective April 1, 2006, “GMO Strategic Balanced Allocation Fund” was renamed “GMO Strategic Opportunities Allocation Fund.”

138

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$25.30		$26.92		$27.76	$26.50	$24.28

Income (loss) from investment operations:
Net investment income (loss)(a)†	3.21		1.19		0.80	1.26	0.98
Net realized and unrealized gain (loss)	(6.72)		1.18		1.63	2.93	3.00

Total from investment operations	(3.51)		2.37		2.43	4.19	3.98

Less distributions to shareholders:
From net investment income	(3.71)		(1.12)		(1.16)	(1.51)	(0.99)
From net realized gains	(0.57)		(2.87)		(2.11)	(1.42)	(0.77)

Total distributions	(4.28)		(3.99)		(3.27)	(2.93)	(1.76)

Net asset value, end of period	$17.51		$25.30		$26.92	$27.76	$26.50

Total Return(b)	(15.11)%		8.60%		9.31%	16.50%	16.74%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,436,951		$1,610,066		$1,296,396	$1,207,625	$1,068,099
Net expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	14.05%		4.30%		2.94%	4.64%	3.92%
Portfolio turnover rate	40%		57%		45%	47%	50%
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.01%		0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(e)	$0.00	(e)	$0.00 (e)	$0.00 (e)	$0.07

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. Net expenses to average daily net assets were less than 0.01%.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

139

ALPHA ONLY FUND

	Class III Shares
	Year Ended February 28/29,
	2009		2008		2007	2006	2005

Net asset value, beginning of period	$11.11		$10.42		$10.36	$10.26	$9.99

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.23		0.21		0.17	0.16	0.19
Net realized and unrealized gain (loss)	0.93		0.70		0.10	0.31	0.08

Total from investment operations	1.16		0.91		0.27	0.47	0.27

Less distributions to shareholders:
From net investment income	(4.41)		(0.22)		(0.21)	(0.37)	—
From net realized gains	(2.09)		—		—	—	—

Total distributions	(6.50)		(0.22)		(0.21)	(0.37)	—

Net asset value, end of period	$5.77		$11.11		$10.42	$10.36	$10.26

Total Return(b)	11.92%		8.74%		2.64%	4.63%	2.70%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$121,711		$176,067		$166,626	$1,460,161	$179,488
Net expenses to average daily net assets(c)	0.23	%(d)	0.16	%(d)	0.15%	0.10%	0.18%
Net investment income to average daily net assets(a)	2.37%		1.91%		1.66%	1.52%	1.94%
Portfolio turnover rate	87%		44%		22%	40%	19%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.44%		0.51%		0.53%	0.59%	0.62%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(e)	$0.01		$0.01	$0.02	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.
(d)	The net expense ratio does not include the effect of expense reductions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

Effective as of August 30, 2004, “GMO Global Hedged Equity Fund” was renamed “GMO Alpha Only Fund.”

140

ALPHA ONLY FUND
 (CONT’D)

Class IV Shares
				Period from
				March 2, 2006
Year Ended				(commencement of
February 28/29,				operations) through
2009		2008		February 28, 2007

$11.11		$10.41		$10.37

0.24		0.21		0.20
0.92		0.71		0.06

1.16		0.92		0.26

(4.41)		(0.22)		(0.22)
(2.09)		—		—

(6.50)		(0.22)		(0.22)

$5.77		$11.11		$10.41

12.00%		8.90%		2.54	%**

$1,854,153		$2,557,970		$1,693,793
0.18	%(d)	0.11	%(d)	0.10	%*
2.52%		1.96%		1.93	%*
87%		44%		22	%††

0.44%		0.51%		0.53	%*

$0.00	(e)	$0.01		$0.00	(e)

141

INVESTMENT IN OTHER GMO FUNDS

GMO Alternative Asset Opportunity Fund.  GMO Alternative Asset Opportunity Fund (“AAOF”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. AAOF is managed by GMO.

AAOF pays an investment management fee to the Manager at the annual rate of 0.45% of AAOF’s average daily net assets. AAOF offers Class III shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets. The Manager has agreed to reimburse AAOF for expenses incurred by AAOF through at least June 30, 2010 to the extent AAOF’s total annual operating expenses (other than Excluded Expenses) exceed 0.45% of AAOF’s average daily net assets. In addition, the Manager has contractually agreed to reimburse AAOF through at least June 30, 2010 to the extent that the sum of (i) AAOF’s total annual operating expenses (excluding Excluded Expenses) and (ii) the amount of fees and expenses incurred indirectly by AAOF through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Expenses) exceeds 0.45% of AAOF’s average daily net assets, subject to a maximum total reimbursement to AAOF equal to 0.45% of AAOF’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

AAOF’s investment objective is total return greater than that of its benchmark. AAOF is a non-diversified investment company within the meaning of the 1940 Act.

AAOF seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF typically has exposure to both long and short positions in commodities. “Commodities” include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

AAOF’s investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through AAOF’s investments in a wholly owned subsidiary company, which, in turn, invests in various commodity-related derivatives. This first component normally has two subcomponents. One subcomponent typically consists of investments in swap contracts on broad-based commodities indices. The purpose of these investments is to gain and manage exposure to the Dow Jones-UBS Commodity Index, the commodity component of AAOF’s benchmark. The second subcomponent primarily consists of active long or short positions in commodity futures contracts to add value relative to the Dow Jones-UBS Commodity Index. AAOF also may seek to add value by taking active positions in other exchange-traded and over-the-counter commodity-related derivatives, including options on commodity futures. In taking these active positions, the Manager applies two basic principles: (i) commodity prices exhibit trends and (ii) commodity prices exhibit mean reversion. AAOF also may use, directly or indirectly through its wholly owned subsidiary, a wide variety of other exchange-traded and OTC derivatives that are not linked to the value of a commodity or other commodity-related instrument (including financial futures, options, and swap contracts).

To add value to AAOF’s benchmark, the Manager uses proprietary models to identify trends in commodity prices. The factors considered and models used by the Manager may change over time.

The second component of AAOF’s investment program consists of investments in U.S. and foreign fixed income securities, primarily asset-backed securities. The primary purpose of these investments is to gain exposure to the JPMorgan U.S. 3 Month Cash Index, the fixed income component of AAOF’s benchmark (and to securities with similar characteristics to those in the Index), and to generate a core return. The Fund has historically gained its investment exposure to fixed income securities through investment in GMO Short-Duration Collateral Fund (“SDCF”). As a result, the Fund has substantial holdings of SDCF. SDCF has primarily invested in asset-backed securities issued by a wide range of private and government issuers. See “Investment in Other GMO Funds — GMO Short-Duration Collateral Fund” below for a more detailed description of SDCF’s investment objective and strategies and “How to Redeem Shares — Current Market Conditions” on page 107 for more information on how recent changes in the credit market have affected SDCF.

A substantial portion of AAOF’s investments (through SDCF) in fixed income securities may consist of asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, AAOF may invest (including through SDCF) in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Fixed income securities in which AAOF may invest include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). The Fund’s fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred,

142

payment-in-kind, and auction rate features. The Fund may hold directly or indirectly (through SDCF) fixed income securities whose ratings after they were acquired were reduced below investment grade.

In addition to its commodity-related investments, from time to time, AAOF may invest (through SDCF) a portion of its assets in a range of currency-related investments, including currency futures, forwards, and options.

The Fund does not invest directly in commodities and commodity-related derivatives. Instead, to gain exposure to commodities and certain other assets, AAOF invests in a wholly owned subsidiary company, as noted above. GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The company invests primarily in commodity-related derivatives and fixed income securities.

AAOF may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by AAOF in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, AAOF may (but is not required to) invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), another series of GMO Trust. Please see page 60 for a more detailed description of U.S. Treasury Fund’s investment objectives and strategies.

AAOF’s benchmark is a composite of the Dow Jones-UBS Commodity Index and the JPMorgan U.S. 3 Month Cash Index. The Dow Jones-UBS Commodity Index and JPMorgan U.S. 3 Month Cash Index each represent 50% of the composite benchmark. In constructing AAOF’s portfolio, the Manager does not seek to match AAOF’s portfolio composition to that of its benchmark, and AAOF’s portfolio composition may differ significantly from that of its benchmark.

GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives and in fixed income securities. The principal risks of an investment in AAOF include Commodities Risk, Liquidity Risk, Credit and Counterparty Risk, Leveraging Risk, Derivatives Risk, Management Risk, Market Disruption and Geopolitical Risk, Market Risk — Fixed Income Securities, Focused Investment Risk, Large Shareholder Risk, and Fund of Funds Risk. AAOF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by AAOF may affect AAOF’s performance more than if AAOF were diversified. In addition, AAOF’s performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF’s shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all the risks associated with their investment in such GMO Fund.

GMO Domestic Bond Fund.  GMO Domestic Bond Fund (“Domestic Bond Fund”) is a series of the Trust. Domestic Bond Fund is managed by GMO.

Domestic Bond Fund pays an investment management fee to the Manager at the annual rate of 0.10% of Domestic Bond Fund’s average daily net assets. Domestic Bond Fund offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at an annual rate of 0.15% of Domestic Bond Fund’s average daily net assets and Class VI shares pay shareholder service fees at an annual rate of 0.055% of Domestic Bond Fund’s average daily net assets. In addition, the Manager has agreed to waive Domestic Bond Fund’s investment management fee by 0.05% and reimburse Domestic Bond Fund through at least June 30, 2010 to the extent that the sum of (a) Domestic Bond Fund’s total annual operating expenses (excluding Excluded Expenses) and (b) the amount of fees and expenses incurred indirectly by Domestic Bond Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Expenses) exceeds 0.10% of Domestic Bond Fund’s average daily net assets, subject to a maximum total reimbursement to Domestic Bond Fund equal to 0.10% of Domestic Bond Fund’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Domestic Bond Fund’s investment objective is total return in excess of that of its benchmark. Domestic Bond Fund is a non-diversified investment company within the meaning of the 1940 Act.

The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset backed securities). Under normal circumstances, the Fund invests at least 80% of its assets in bonds tied economically to the U.S.

To implement its investment strategies, the Fund may invest in or hold:

•	U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government);

•	derivatives, including without limitation, futures contracts, credit default swaps and other swap contracts;

143

•	shares of SDCF (to gain exposure to asset-backed securities); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF currently holds and may continue to hold material positions of below investment grade securities.

Domestic Bond Fund may also invest a portion of its assets in foreign bonds and lower-rated securities.

Domestic Bond Fund may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by Domestic Bond Fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act.

The Manager employs fundamental investment techniques and quantitative models to identify investments the Manager believes are undervalued or may provide downside protection. The Manager considers issue-specific risk in the selection process.

The Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.7 years as of 05/31/09).

Domestic Bond Fund’s benchmark is the Barclays Capital U.S. Government Index, which is an independently maintained and published U.S. government bond index.

Shareholders of the GMO Funds that hold investments in Domestic Bond Fund will be indirectly exposed to the risks associated with an investment in Domestic Bond Fund. The principal risks of an investment in Domestic Bond Fund include Market Risk — Fixed Income Securities, Derivatives Risk, Liquidity Risk, Focused Investment Risk, Fund of Funds Risk, Credit and Counterparty Risk, and Leveraging Risk. Domestic Bond Fund is a non-diversified company under the 1940 Act and therefore a decline in the market value of a particular security held by Domestic Bond Fund may affect Domestic Bond Fund’s performance more than if Domestic Bond Fund were diversified.

GMO Flexible Equities Fund.  GMO Flexible Equities Fund (“FLEX”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. FLEX is managed by GMO.

FLEX pays an investment management fee to the Manager at the annual rate of 0.55% of FLEX’s average daily net assets. FLEX offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, and Class VI shares pay shareholder service fees at the annual rate of 0.055% of that class’s average daily net assets. The Manager has agreed to reimburse FLEX for expenses incurred by FLEX through at least June 30, 2010 to the extent FLEX’s total annual operating expenses (other than Excluded Expenses) exceed 0.55% of FLEX’s average daily net assets. In addition, the Manager has contractually agreed to reimburse FLEX through at least June 30, 2010 to the extent that the sum of (i) FLEX’s total annual operating expenses (excluding Excluded Expenses) and (ii) the amount of fees and expenses incurred indirectly by FLEX through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Expenses) exceeds 0.55% of FLEX’s average daily net assets, subject to a maximum total reimbursement to FLEX equal to 0.55% of FLEX’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

FLEX’s investment objective is total return in excess of its benchmark. There can be no assurance that FLEX will achieve its investment objective. FLEX’s primary benchmark is the MSCI World Index. FLEX also may identify and measure its performance against one or more secondary benchmarks from time to time. FLEX does not seek to control risk relative to the MSCI World Index or any other benchmark.

FLEX plans to pursue its investment objective principally by investing in equity securities traded in any of the world’s securities markets based on GMO’s assessment of relative opportunities in those markets. Under normal circumstances, FLEX invests at least 80% of its assets in equity investments.

FLEX is permitted to make equity investments of all types, including equities issued by foreign and/or U.S. companies, growth and/or value style equities, and equities of any market capitalization. In addition, FLEX is not restricted in its exposure to any market or type of equity security, and may invest all its assets in a limited number of equity securities of companies in a single country and/or capitalization range. FLEX could be subject to material losses from a single investment.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the countries and equities in which FLEX invests, to decide how much to invest in each, and to determine FLEX’s currency exposures. The Manager shifts investments among equities issued by companies in different countries in response to changes in its investment outlook and market valuations and to accommodate cash flows.

FLEX generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. If FLEX takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, FLEX is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures

144

contracts or other types of derivatives); (iii) manage risk by increasing or decreasing FLEX’s investment exposures; and/or (iv) adjust its foreign currency exposure. FLEX’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. In addition, FLEX may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

FLEX may invest in unaffiliated money market funds. Additionally, FLEX may (but is not required to) invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), another series of GMO Trust. Please see page 60 for a more detailed description of U.S. Treasury Fund’s investment objectives and strategies.

Shareholders of the GMO Funds that invest in FLEX are indirectly exposed to the risks associated with an investment in FLEX. The principal risks of an investment in FLEX include Management Risk, Market Risk — Equity Securities, Foreign Investment Risk, Focused Investment Risk, Currency Risk, Liquidity Risk, Smaller Company Risk, Large Shareholder Risk, Fund of Funds Risk, Market Disruption and Geopolitical Risk, Derivatives Risk, Leveraging Risk and Credit and Counterparty Risk. FLEX is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by FLEX may affect FLEX’s performance more than if FLEX were diversified.

GMO Short-Duration Collateral Fund.  GMO Short Duration Collateral Fund (“SDCF”), a series of the Trust, is not offered in this Prospectus and its shares are principally held by other GMO Funds and certain other accredited investors. SDCF is managed by GMO, and other GMO Funds (including many Fixed Income Funds) seeking exposure to asset-backed securities have invested a substantial portion of their assets in SDCF.

SDCF does not pay any investment management or shareholder service fees to the Manager. In addition, the Manager has agreed to reimburse SDCF for expenses incurred by SDCF through at least June 30, 2010 (other than Excluded Expenses). For these purposes, “Excluded Expenses” are fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

SDCF’s investment objective is total return comparable to that of its benchmark, the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. SDCF is a non-diversified investment company within the meaning of the 1940 Act.

SDCF primarily invests in asset-backed securities including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter derivatives. SDCF also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, SDCF currently holds and may continue to hold material positions of below investment grade securities.

In selecting fixed income securities for SDCF’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

The Manager normally seeks to maintain an interest rate duration of 365 days or less for SDCF’s portfolio. SDCF’s dollar-weighted average portfolio maturity may be substantially longer than SDCF’s dollar-weighted average portfolio duration.

As described more fully under “How to Redeem Shares — Current Market Conditions” on page 107, since the October of 2008, SDCF has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF intends to continue this practice. To the extent that a shareholder invests in the Fund, the shareholder’s cash will be distributed to shareholders of SDCF as opposed to being invested in additional portfolio securities. This means that investments in SDCF will indirectly provide liquidity to other investors in the Fund and will not augment diversification or otherwise affect current portfolio holdings of SDCF. All redemptions from SDCF by other GMO Funds (and any other shareholders) will be honored in-kind until further notice, using for this purpose (and to the extent practicable) securities deemed by the Manager to be representative of the portfolio of SDCF.

The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SDCF include Market Risk — Fixed Income Securities, Liquidity Risk, Focused Investment Risk, Credit and Counterparty Risk, Derivatives Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk and Management Risk. SDCF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by SDCF may affect SDCF’s performance more than if SDCF were diversified. Shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Special Situations Fund.  GMO Special Situations Fund (“SSF”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. SSF is managed by GMO.

145

SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets. SSF offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of SSF’s average daily net assets and Class VI shares pay shareholder service fees at the annual rate of 0.055% of SSF’s average daily net assets. The Manager has agreed to reimburse SSF for expenses incurred by SSF through at least June 30, 2010 to the extent SSF’s total annual operating expenses exceed 0.37% of SSF’s average daily net assets (other than Excluded Expenses). In addition, the Manager has contractually agreed to reimburse SSF through at least June 30, 2010 to the extent that the sum of (i) SSF’s total annual operating expenses (excluding Excluded Expenses) and (ii) the amount of fees and expenses incurred indirectly by SSF through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Expenses) exceeds 0.37% of SSF’s average daily net assets, subject to a maximum total reimbursement to SSF equal to 0.37% of SSF’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

SSF’s investment objectives are capital appreciation and capital preservation. There can be no assurance that SSF will achieve its objective. SSF is a non-diversified investment company within the meaning of the 1940 Act.

SSF seeks to achieve its investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. SSF may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, SSF is not restricted in its exposure (long or short) to any particular market. SSF may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). SSF could be subject to material losses from a single investment.

In managing SSF’s strategy, the Manager employs proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

In pursuing its investment objectives, SSF is permitted to use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including options, futures, swap contracts, swaptions, and foreign currency derivative transactions. For example, in circumstances that the Manager deems appropriate, SSF intends to use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by special purpose, corporate, or sovereign issuers. Additionally, in circumstances that the Manager deems appropriate, SSF intends to take significant active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as to hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, SSF’s net long or net short positions are not subject to any limitations.

SSF may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for those services.

SSF may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by SSF in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, SSF may (but is not required to) invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), another series of GMO Trust. Please see page 60 for a more detailed description of U.S. Treasury Fund’s investment objectives and strategies.

SSF does not seek to control risk relative to a particular securities market index or benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices.

To the extent a GMO Fund invests in SSF, it is subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SSF include Customized Investment Program Risk, Management Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Liquidity Risk, Credit and Counterparty Risk, Focused Investment Risk, Foreign Investment Risk, Market Risk — Fixed Income Securities, Market Risk — Equity Securities, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Fund of Funds Risk. SSF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by SSF may affect SSF’s performance more than if SSF were diversified. Shareholders of each GMO Fund investing in SSF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Strategic Fixed Income Fund.  GMO Strategic Fixed Income Fund (“Strategic Fixed Income Fund”) is a series of the Trust. Strategic Fixed Income Fund is managed by GMO.

146

Strategic Fixed Income Fund pays an investment management fee to the Manager at the annual rate of 0.25% of Strategic Fixed Income Fund’s average daily net assets. Strategic Fixed Income Fund offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at an annual rate of 0.15% of Strategic Fixed Income Fund’s average daily net assets and Class VI shares pay shareholder service fees at an annual rate of 0.055% of Strategic Fixed Income Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Strategic Fixed Income Fund through at least June 30, 2010 to the extent that the sum of (a) Strategic Fixed Income Fund’s total annual operating expenses (excluding Excluded Expenses); (b) the amount of fees and expenses incurred indirectly by Strategic Fixed Income Fund through its investment in Emerging Country Debt Fund (excluding Emerging Country Debt Fund’s Excluded Expenses); and (c) the amount of fees and expenses incurred indirectly by Strategic Fixed Income Fund through its (direct or indirect) investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Expenses) exceeds 0.25% of Strategic Fixed Income Fund’s average daily net assets, subject to a maximum total reimbursement to Strategic Fixed Income Fund equal to 0.25% of Strategic Fixed Income Fund’s average daily net assets. For these purposes, “Excluded Expenses” are shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Strategic Fixed Income Fund’s investment objective is total return in excess of that of its benchmark. Strategic Fixed Income Fund is a non-diversified investment company within the meaning of the 1940 Act.

The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter (“OTC”) derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. The Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the Fund has substantial holdings of Short-Duration Collateral Fund (“SDCF”) (a Fund that invests primarily in asset-backed securities) and World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the Fund invests (including through investment in other GMO Funds) at least 80% of its assets in fixed income securities.

To implement its investment strategies, the Fund may invest in or hold:

•	investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, credit default swaps and other swap contracts;

•	shares of SDCF (to gain exposure to asset-backed securities);

•	shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

•	shares of Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and

•	shares of U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the Fund’s emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

Strategic Fixed Income Fund may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by Strategic Fixed Income Fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act.

The Manager seeks to maintain Strategic Fixed Income Fund’s estimated portfolio duration within ±2 years of the benchmark’s duration. The Manager may, in the future, depending on the Manager’s assessment of interest rate conditions, change Strategic Fixed Income Fund’s benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

147

Strategic Fixed Income Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro-deposits. The duration of Strategic Fixed Income Fund’s benchmark is generally 90 days.

Shareholders of the GMO Funds that hold investments in Strategic Fixed Income Fund will be indirectly exposed to the risks associated with an investment in Strategic Fixed Income Fund. The principal risks of an investment in Strategic Fixed Income Fund include Market Risk — Fixed Income Securities, Credit and Counterparty Risk, Liquidity Risk, Fund of Funds Risk, Foreign Investment Risk, Derivatives Risk, Leveraging Risk, Currency Risk, and Focused Investment Risk. Strategic Fixed Income Fund is a non-diversified company under the 1940 Act and therefore a decline in the market value of a particular security held by Strategic Fixed Income Fund may affect Strategic Fixed Income Fund’s performance more than if Strategic Fixed Income were diversified.

GMO World Opportunity Overlay Fund.  GMO World Opportunity Overlay Fund (“Overlay Fund”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. Overlay Fund is managed by GMO.

Overlay Fund does not pay an investment management or shareholder service fee to the Manager. In addition, the Manager has agreed to reimburse Overlay Fund for expenses incurred by Overlay Fund through at least June 30, 2010 (other than Excluded Expenses). For these purposes, “Excluded Expenses” are fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Overlay Fund’s investment objective is total return greater than that of its benchmark, the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar Euro deposits. Overlay Fund is a non-diversified investment company within the meaning of the 1940 Act.

Overlay Fund’s investment program has two principal components. One component of Overlay Fund’s investment program involves the use of derivatives to seek to exploit misevaluations in world interest rates, currencies, and credit markets and to add value relative to Overlay Fund’s benchmark. The other component of Overlay Fund’s investment program involves direct investments, primarily in asset-backed securities and other adjustable rate fixed income securities.

To add value relative to Overlay Fund’s benchmark, the Manager employs proprietary quantitative and other models to seek to identify and estimate the relative misevaluation of interest rate, currency, and credit markets. Based on such estimates, Overlay Fund establishes its positions, mainly through derivatives, across global interest rate, currency, and credit markets.

Derivative positions taken by Overlay Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. As a result of its derivative positions, Overlay Fund typically will have a net notational value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark.

Overlay Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Overlay Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Overlay Fund’s fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Overlay Fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, Overlay Fund currently holds and may continue to hold material positions of below investment grade securities.

The other GMO Funds investing in Overlay Fund are subject to the risks associated with investments in derivatives and in fixed income securities. The principal risks of an investment in Overlay Fund include Market Risk — Fixed Income Securities, Leveraging Risk, Credit and Counterparty Risk, Liquidity Risk, Derivatives Risk, Focused Investment Risk, Foreign Investment Risk, Currency Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Management Risk. Overlay Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by Overlay Fund may affect Overlay Fund’s performance more than if Overlay Fund were diversified. Shareholders of each GMO Fund investing in Overlay Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

As described more fully under “How to Redeem Shares — Current Market Conditions” on page 107, all redemptions from Overlay Fund by other GMO Funds (and any other shareholders) will be honored in-kind until further notice, using for this purpose (and to the extent practicable) securities deemed by the Manager to be representative of the portfolio of Overlay Fund. Because of the deterioration in credit markets that became acute in 2008, Overlay Fund currently holds and may continue to hold material positions of below investment grade securities.

148

FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of each Fund currently being offered (if any).

Fund Name	Share
(and page # in Prospectus)	Class	Ticker	Symbol	Cusip

U.S. Equity Funds
U.S. Core Equity Fund (p. 2)	Class III	GMUEX	USCoreEq	362013 65 8
	Class IV	GMRTX	USCoreEq	362013 64 1
	Class V	—	—	362013 63 3
	Class VI	GMCQX	USCoreEq	362013 62 5
Tobacco-Free Core Fund (p. 4)	Class III	GMTCX	TobaccoFr	362007 85 8
Quality Fund (p. 6)	Class III	GQETX	Quality	362008 26 0
	Class IV	GQEFX	Quality	362008 24 5
	Class V	GQLFX	Quality	362008 23 7
	Class VI	GQLOX	Quality	362008 22 9
U.S. Intrinsic Value Fund (p. 8)	Class III	GMVUX	USIntrVal	362013 74 0
U.S. Growth Fund (p. 10)	Class III	GMGWX	USGrowth	362013 87 2
U.S. Small/Mid Cap Value Fund (p. 12)	Class III	GMSUX	USSMidVal	362013 83 1
U.S. Small/Mid Cap Growth Fund (p. 14)	Class III	GMSPX	USSMidGr	362013 78 1
Real Estate Fund (p. 16)	Class III	GMORX	RealEstate	362007 62 7
Tax-Managed U.S. Equities Fund (p. 18)	Class III	GTMUX	N/A	362008 71 6

International Equity Funds
International Core Equity Fund (p. 20)	Class III	GMIEX	IntlCoreEq	362013 69 0
	Class IV	GMIRX	IntlCoreEq	362013 68 2
	Class VI	GCEFX	IntlCoreEq	362013 66 6
International Intrinsic Value Fund (p. 22)	Class II	GMICX	IntlIntrVal	362007 20 5
	Class III	GMOIX	IntlIntrVal	362007 30 4
	Class IV	GMCFX	IntlIntrVal	362008 83 1
International Growth Equity Fund (p. 24)	Class III	GMIGX	IntlGroEq	362013 60 9
	Class IV	GMGFX	IntlGroEq	362013 70 8
Developed World Stock Fund (p. 26)	Class III	GDWTX	DevWldStk	362013 20 3
	Class IV	GDWFX	DevWldStk	362013 30 2
Currency Hedged International Equity Fund (p. 28)	Class III	GMOCX	CurHgIntEq	362007 58 5
Foreign Fund (p. 30)	Class II	GMFRX	Foreign	362007 56 9
	Class III	GMOFX	Foreign	362007 55 1
	Class IV	GMFFX	Foreign	362008 82 3
Foreign Small Companies Fund (p. 32)	Class III	GMFSX	ForSmCos	362008 61 7
	Class IV	GFSFX	ForSmCos	362008 34 4
International Small Companies Fund (p. 34)	Class III	GMISX	IntSmCos	362007 52 8
Emerging Markets Fund (p. 36)	Class III	GMOEX	EmergMkt	362007 60 1
	Class IV	GMEFX	EmergMkt	362008 79 9
	Class V	GEMVX	GMOEmgMktsV	362008 28 6
	Class VI	GEMMX	EmergMkt	362008 27 8
Emerging Countries Fund (p. 38)	Class III	GMCEX	EmergCntr	362008 85 6
Tax-Managed International Equities Fund (p. 40)	Class III	GTMIX	TxMngIntEq	362008 66 6

Fixed Income Funds
Core Plus Bond Fund (p. 44)	Class III	GUGAX	CorePlusBd	362008 60 9
	Class IV	GPBFX	CorePlusBd	362008 12 0
International Bond Fund (p. 46)	Class III	GMIBX	IntlBond	362007 37 9
Currency Hedged International Bond Fund (p. 48)	Class III	GMHBX	CurHgIntBd	362007 34 6
Global Bond Fund (p. 50)	Class III	GMGBX	GlobalBd	362007 31 2
Emerging Country Debt Fund (p. 52)	Class III	GMCDX	EmgCntrDt	362007 27 0
	Class IV	GMDFX	EmgCntrDt	362008 78 1
Short-Duration Investment Fund (p. 54)	Class III	GMSIX	ShortDurInv	362007 47 8
Short-Duration Collateral Share Fund (p. 56)	Class III	GMDCX	N/A	362013 53 4
	Class VI	GSDFX	ShtDurCollShar	362013 49 2
Inflation Indexed Plus Bond Fund (p. 58)	Class III	GMITX	InfltInPlus	362013 47 6
	Class VI	GMIPX	InfltInPlus	362013 46 8
U.S. Treasury Fund (p. 60)	N/A	GUSTX	USTreas	362013 36 9
Asset Allocation Bond Fund (p. 62)	Class III	GMOBX	AssetAllBd	362013 38 5
	Class VI	GABFX	AssetAllBd	362013 37 7
Asset Allocation International Bond Fund (p. 64)	Class III	—	—	362013 35 1
	Class VI	—	—	362013 34 4
World Opportunity Overlay Share Fund (p. 66)	Class III	—	—	362013 33 6
	Class VI	—	—	362013 32 8

Asset Allocation Funds
U.S. Equity Allocation Fund (p. 70)	Class III	N/A	N/A	362007 75 9
International Equity Allocation Fund (p. 72)	Class III	GIEAX	N/A	362007 21 3
International Opportunities Equity Allocation Fund (p. 74)	Class III	GIOTX	N/A	362013 45 0
Global Equity Allocation Fund (p. 76)	Class III	GMGEX	N/A	362007 14 8
World Opportunities Equity Allocation Fund (p. 78)	Class III	GWOAX	N/A	362008 15 3
Global Balanced Asset Allocation Fund (p. 80)	Class III	GMWAX	N/A	362007 17 1
Strategic Opportunities Allocation Fund (p. 82)	Class III	GBATX	N/A	362008 16 1
Benchmark-Free Allocation Fund (p. 84)	Class III	GBMFX	N/A	362008 31 0
Alpha Only Fund (p. 86)	Class III	GGHEX	N/A	362007 44 5
	Class IV	GAPOX	N/A	362013 48 4

GMO TRUST

ADDITIONAL INFORMATION

Each Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. Each Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports, and the Funds’ SAI, are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

SHAREHOLDER INQUIRIES

Shareholders may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf, Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Suite 302
Boston, Massachusetts 02110

Investment Company Act File No. 811-04347

GMO TRUST
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2009

U.S. Equity Funds		International Equity Funds

▪	U.S. Core Equity Fund	▪	International Core Equity Fund
▪	Tobacco-Free Core Fund	▪	International Intrinsic Value Fund
▪	Quality Fund	▪	International Growth Equity Fund
▪	U.S. Intrinsic Value Fund	▪	Developed World Stock Fund
▪	U.S. Growth Fund	▪	Currency Hedged International Equity Fund
▪	U.S. Small/Mid Cap Value Fund	▪	Foreign Fund
▪	U.S. Small/Mid Cap Growth Fund	▪	Foreign Small Companies Fund
▪	Real Estate Fund	▪	International Small Companies Fund
▪	Tax-Managed U.S. Equities Fund	▪	Emerging Markets Fund
		▪	Emerging Countries Fund
		▪	Tax-Managed International Equities Fund

Fixed Income Funds		Asset Allocation Funds

▪	Core Plus Bond Fund	▪	U.S. Equity Allocation Fund
▪	International Bond Fund	▪	International Equity Allocation Fund
▪	Currency Hedged International Bond Fund	▪	International Opportunities Equity Allocation Fund
▪	Global Bond Fund	▪	Global Equity Allocation Fund
▪	Emerging Country Debt Fund	▪	World Opportunities Equity Allocation Fund
▪	Short-Duration Investment Fund	▪	Global Balanced Asset Allocation Fund
▪	Short-Duration Collateral Share Fund	▪	Strategic Opportunities Allocation Fund
▪	Inflation Indexed Plus Bond Fund	▪	Benchmark-Free Allocation Fund
▪	U.S. Treasury Fund	▪	Alpha Only Fund
▪	Asset Allocation Bond Fund
▪	Asset Allocation International Bond Fund
▪	World Opportunity Overlay Share Fund
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2009, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to the series of GMO Trust (the “Trust”) set forth above (each, a “Fund” and, collectively, the “Funds”) and the annual report to shareholders of each Fund is incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

-i-

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.

Tobacco-
	U.S. Core	Free Core	Quality	U.S. Intrinsic	U.S. Growth	U.S. Small/Mid Cap	U.S. Small/Mid Cap	Real Estate	Tax-Managed U.S.
U.S. Equity Funds	Equity Fund	Fund	Fund	Value Fund	Fund	Value Fund	Growth Fund	Fund	Equities Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]			X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]			X
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Non-Standard Warrants (LEPOs and P-Notes)
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions			X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

	International	International	International	Developed	Currency Hedged		Foreign Small		Emerging	Emerging	Tax-Managed
	Core Equity	Intrinsic Value	Growth Equity	World Stock	International Equity	Foreign	Companies	International Small	Markets	Countries	International
International Equity Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Companies Fund	Fund	Fund	Equities Fund
U.S. Equity Securities[1]	X	X	X	X	X			X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X
Non-Standard Warrants (LEPOs and P-Notes)						X	X		X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X			X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X			X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]					X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities					X				X	X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities					X				X	X
Structured Notes					X				X	X
Firm Commitments and When-Issued Securities					X	X	X		X	X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X	X	X

			Currency Hedged				Short-Duration	Inflation				Asset Allocation	World Opportunity
	Core Plus	International	International	Global	Emerging Country	Short-Duration	Collateral	Indexed Plus			Asset Allocation	International	Overlay
Fixed Income Funds	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Debt Fund	Investment Fund	Share Fund	Bond Fund	U.S. Treasury Fund		Bond Fund	Bond Fund	Share Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X			X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X			X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X			X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X			X	X	X
Securities Lending	X	X	X	X	X	X	X	X			X	X	X
Depository Receipts	X	X	X	X	X			X			X	X
Convertible Securities	X	X	X	X	X	X	X	X			X	X	X
Preferred Stocks	X	X	X	X	X			X			X	X
Warrants and Rights	X	X	X	X	X	X	X	X			X	X	X
Non-Standard Warrants (LEPOs and P-Notes)
Options and Futures	X	X	X	X	X	X	X	X			X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X			X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X			X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X		X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X		X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X			X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X		X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X			X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X		X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	[6]	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X			X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X			X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X			X	X	X
Brady Bonds	X	X	X	X	X			X			X	X
Euro Bonds	X	X	X	X	X			X			X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X			X	X	X
Indexed Securities	X	X	X	X	X	X	X	X			X	X	X
Structured Notes	X	X	X	X	X	X	X	X			X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X			X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X			X			X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X			X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	[7]	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X		X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X			X	X	X

Strategic
	U.S. Equity	International Equity	International Opportunities	Global Equity	World Opportunities	Global Balanced Asset	Opportunities	Benchmark-Free
Asset Allocation Funds	Allocation Fund	Allocation Fund	Equity Allocation Fund	Allocation Fund	Equity Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Alpha Only Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Non-Standard Warrants (LEPOs and P-Notes)
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X	X	X
Euro Bonds		X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X
Structured Notes		X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)		X	X	X	X	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

Footnotes to Fund Investments Charts

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments— Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Municipal Securities” herein.

[5]	A series of the Trust offered through a separate private placement memorandum.

[6]	U.S. Treasury Fund is not generally permitted to invest in Foreign Government Securities.

[7]	U.S. Treasury Fund is not generally permitted to invest in Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of each Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. The Asset Allocation Funds (as well as other Funds that invest in other Funds of the Trust, as noted in the Prospectus or in “Fund Investments” in this Statement of Additional Information) are indirectly exposed to the investment practices of the Funds in which they invest (the “underlying Funds”), and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).
Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. High turnover rates may adversely affect the Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed U.S. Equities Fund and Tax-Managed International Equities Fund (collectively, the “Tax-Managed Funds”). See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
The historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the Prospectus. Changes in portfolio turnover rates for Emerging Countries Fund, Inflation Indexed Plus Bond Fund, and Short-Duration Collateral Share Fund were generally the result of active trading strategies employed by such Funds’ portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.
Special Risks of Investing in Russian Securities. Certain of the GMO Funds may invest directly in the securities of Russian issuers. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
A Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment or the corporate dividends-received deduction on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income and the long-term capital gain tax rates applicable thereto or as dividends eligible for the corporate dividends-received deduction. See “Taxes” below for further discussion of qualified dividend income and the corporate dividends-received deduction.
Depository Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, Emerging Markets Fund, Emerging Countries Fund, Foreign Fund, and Foreign Small Companies Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain indirect exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.
Options and Futures
Many of the Funds use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.
Options on Securities and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Consumer Price Index Futures. Inflation Indexed Plus Bond Fund and Asset Allocation Bond Fund may engage in transactions involving Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine CPI futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Commodity Futures and Options on Commodity Futures. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a

Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.
Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

See also “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
A Fund may enter into swaps on securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, a Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities – Inflation Indexed Bonds” below.
In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate (including asset-backed security) or sovereign issuer of fixed income securities. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk –

the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.
A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations.
While no Fund directly uses commodity swaps, the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of that Fund’s use of commodity swap contracts and other related types of derivatives.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, GMO Alternative Asset Opportunity Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.
Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures – Risk Factors in Options Transactions” and “– Risk Factors in Futures and Futures Options Transactions”

above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Manager evaluates the creditworthiness of the counterparties to these transactions or their guarantors at the time a Fund enters into a transaction. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Each Fund’s ability to enter into these transactions may be affected by tax considerations.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

Foreign Currency Transactions
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political and economic developments in the U.S. or abroad. Currencies in which a Fund’s assets are denominated may be devalued against other currencies, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may (in the case of U.S. Treasury Fund, as a principal investment strategy) enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, in the case of U.S. Treasury Fund, usually a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note)) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. A Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.
Municipal Securities
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”
Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds).
See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate also may be affected by changes in interest rates and social and economic trends.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit- card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.
Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages.

Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.
Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.
The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.
Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Adjustable Rate Securities
Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s (“S&P”), or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.
Zero Coupon Securities
A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.
Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Inflation Indexed Bonds. Some Funds, in particular Inflation Indexed Plus Bond Fund and Asset Allocation Bond Fund, invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.
Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).
The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by a Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile,

less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Loans, Loan Participations, and Assignments
Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally.
Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.
When investing in a loan participation, a Fund typically purchases a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Reverse Repurchase Agreements and Dollar Roll Agreements
Some Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)
The Asset Allocation Funds (except for U.S. Equity Allocation Fund and Alpha Only Fund) may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, a series of the Trust, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs.

Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
The Asset Allocation Funds should generally be entitled to treat all of the income that they realize from GMO Alternative Asset Opportunity Fund, including income from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary, as qualifying income for purposes of qualifying as a regulated investment company under the Code. There is a risk, however, that the IRS could determine that some or all of the income derived from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary should not be treated as qualifying income in the hands of the Asset Allocation Funds, which might adversely affect the Asset Allocation Funds’ ability to qualify as regulated investment companies. See “Taxes” below.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, a Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets. Certain Funds, including Emerging Countries Fund, may invest in one or more ETFs beyond the statutory limitations if the Fund enters into an agreement with the ETF and complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.
Alpha Only Fund and some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the “underlying Funds”). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on a Securities and Exchange Commission (“SEC”) exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
In addition, certain Funds, in particular Alpha Only Fund, is permitted to make short sales of securities it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security (ordinarily shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales that are not against the box.
A Fund will incur a loss as a result of a short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, a Fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. In addition, a Fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the Fund such as certain emerging market securities or securities of companies with smaller market capitalizations.
Tax-Sensitive Strategies
When making investment decisions for the Tax-Managed Funds, the Manager considers the after-tax impact of portfolio transactions. As described in the Prospectus, in doing so, the Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in a Fund’s portfolio. No assurance can be given that the Manager will be successful in employing any or all of these strategies.
In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for U.S. federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.
Tobacco-Free Strategies
As described in the Prospectus, the Tobacco-Free Core Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. Due to this investment policy, the Fund is subject to the additional investment risk that tobacco-producing issuers will outperform non-tobacco-producing issuers and, consequently, that the Fund will underperform relative to the U.S. Core Equity Fund.
USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the U.S. Equity, International Equity, and Fixed Income Funds (other than U.S. Treasury Fund), and Alpha Only Fund may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund, in some cases to a significant extent.
Counterparty Creditworthiness. The Manager evaluates the creditworthiness of the counterparties to these transactions or their guarantors at the time a Fund enters into a transaction.

Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the U.S. Equity Funds and International Equity Funds
Note: Currency Hedged International Equity Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other International Equity Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the U.S. Equity Funds and International Equity Funds
Options, futures contracts, and related options on securities indices

Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities

Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities

Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components

Structured or indexed notes (only Emerging Markets Fund and Emerging Countries Fund)

Warrants and rights

Non-Standard Warrants (including LEPOs and P-Notes) (only Emerging Markets Fund, Emerging Countries Fund, Foreign Fund and Foreign Small Companies Fund)
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the U.S. Equity Funds and International Equity Funds
Hedging
Traditional Hedging: A Fund may use short equity futures, related options, and short swap contracts in an attempt to manage against an equity risk perceived by the Manager to be present in the Fund.
Anticipatory Hedging: In anticipation of significant purchases of securities, a Fund may attempt to manage market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant redemptions, a Fund may sell futures contracts or enter into short swap contracts to help it dispose of securities in a more orderly fashion.
The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment
A Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in equity securities, including using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other types of derivatives). A Fund also may use long derivatives in conjunction with short hedging transactions to seek to adjust the weights of the Fund’s underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities, as well as countries in the case of the International Equity Funds. In particular, an International Equity Fund may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposure to securities in situations where direct ownership is not possible or is economically unattractive. In addition, if a foreign equity derivative provides a return in a local currency, an International Equity Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly.
Risk Management — Synthetic Sales and Purchases
A Fund may use equity futures, related options, and swap contracts to achieve what the Manager believes to be the optimal exposure to individual sectors, indices, and/or stocks, as well as countries in the case of the International Equity Funds. From time to time, derivatives may be used prior to actual sales and purchases.
For example, if a Fund holds a large proportion of stocks of companies in a particular industry or stocks in a particular market and the Manager believes that stocks of companies in another industry or stocks of another market, as applicable, will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used by an International Equity Fund in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (as well as any corresponding currency forwards in the case of the International Equity Funds) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.
The U.S. Equity Funds and International Equity Funds may have temporary net long exposures in excess of their net assets as a result of futures and swap positions taken in connection with rebalancing of the Funds’ portfolios or in anticipation of cash flows (redemptions, subscriptions, payments of fees, etc.).

Other Uses
The Funds may employ additional derivatives strategies to help implement their investment strategies and, in the case of the International Equity Funds, these may include foreign currency derivative transactions (as described below).
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the Fixed Income Funds (other than U.S. Treasury Fund)
Note: The Fixed Income Funds (other than U.S. Treasury Fund) may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus). In particular, note that Short-Duration Collateral Share Fund may use derivatives only indirectly through its investments in GMO Short-Duration Collateral Fund (“SDCF”). Additionally, note that World Opportunity Overlay Share Fund, which may use derivatives directly or indirectly through its investments in GMO World Opportunity Overlay Fund (“Overlay Fund”), may use exchange-traded and OTC financial derivatives, in particular interest rate swaps, as an integral part of its investment program. SDCF and Overlay Fund, which are offered through separate private placement memoranda, may use the derivatives and employ the derivatives strategies described below with respect to the Fixed Income Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Fixed Income Funds (other than U.S. Treasury Fund)
Futures contracts and related options on bonds as well as baskets or indices of securities

Options on bonds and other securities
Swap contracts, including interest rate swaps, swaps on an index, a single fixed income security, or a basket of fixed income securities, credit default swaps, inflation swaps (Inflation Indexed Plus Bond Fund and Asset Allocation Bond Fund only), and contracts for differences (other than World Opportunity Overlay Share Fund)
Swaptions

Structured notes
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Fixed Income Funds (other than U.S. Treasury Fund)
Hedging
Traditional Hedging: A Fund may use futures, options, swap contracts, and swaptions in an attempt to manage against a market or credit risk perceived by the Manager to be present in the Fund. For instance, a Fund (in particular Core Plus Bond Fund and Emerging Country Debt Fund) may use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate (including asset-backed security) or sovereign issuer of fixed income securities.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may attempt to manage market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant redemptions, a Fund may sell futures contracts or enter into short swap contracts in an attempt to help it dispose of securities in an orderly fashion.
Investment
Each Fund may use long or short derivatives (including futures contracts, related options, swap contracts, and swaptions), instead of investing directly in securities. In particular, a Fund may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposure to securities in situations where direct ownership is not possible or is economically unattractive. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly. Instead of investing directly in fixed income securities, World Opportunity Overlay Share Fund uses derivatives, primarily interest rate swaps, to seek to exploit misvaluations in world interest rates and to add value relative to the Fund’s benchmark.
A Fund also may use credit default swaps for investment purposes, in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.
International Bond Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Core Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund each may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. They may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.
Risk Management
A Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to particular interest rate markets or individual countries or issuers. From time to time, derivatives may be used prior to actual sales and purchases.
A Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Manager seeks to manage the exposure of each Fund relative to the Fund’s benchmark.

Other Uses
The Fixed Income Funds (other than U.S. Treasury Fund) may employ additional derivatives strategies to help implement their investment strategies. For instance, the Manager may decide to alter the interest rate exposure of debt instruments by employing interest rate swaps. This strategy enables a Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and their counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.
In addition, the Fixed Income Funds (other than U.S. Treasury Fund) may employ the foreign currency derivative transactions described below.
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by Alpha Only Fund
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by Alpha Only Fund
Options, futures contracts, and related options on bonds or other securities or baskets or indices of securities

Swap contracts, including swaps on swaps on an index, a single equity or fixed income security, or a basket of equity or fixed income securities, and interest rate swaps

Contracts for differences, i.e., swaps on an index, a single security, or a basket of securities that contain both long and short components

Structured or indexed notes

Warrants and rights
Non-Foreign Currency Hedging Strategies
The Fund’s assets consist of a combination of U.S., foreign, and emerging country equity securities and emerging country debt securities, which are owned either directly or indirectly through investment in the U.S. and International Equity Funds and Emerging Country Debt Fund.
The Manager seeks to hedge some or all of the expected return of a broad range of global asset classes to which the Fund may be exposed (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) by taking short positions in futures and swaps. For instance, the international and U.S. equity portion of the Fund’s portfolio may be hedged by taking a short position on the MSCI World Index, a global developed country equity index.
The Fund may also employ the foreign currency derivative transactions described below.

Use of Foreign Currency Derivative Transactions by the International Equity Funds,
Fixed Income Funds (other than U.S. Treasury Fund), and Alpha Only Fund
Note: As noted above, Currency Hedged International Equity Fund and the Fixed Income Funds (other than U.S. Treasury Fund) may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus).
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds, the Fixed Income Funds (other than U.S. Treasury Fund) and Alpha Only Fund
Buying and selling spot currencies

Forward foreign currency contracts

Currency futures contracts and related options (both cash and physically settled)

Options on currencies

Currency swap contracts (excluding Foreign Fund and Foreign Small Companies Fund)
Uses of Foreign Currency Derivative Transactions by the International Equity Funds, the Fixed Income Funds (other than U.S. Treasury Fund), and Alpha Only Fund
Hedging
Traditional Hedging: A Fund may use derivatives – generally short forward or futures contracts – in an attempt to hedge back into the U.S. dollar the foreign currency exposure in its portfolio. A Fund is not required to hedge any of its currency risk.
Certain Funds maintain particular guidelines (which may be changed without shareholder approval) with respect to hedging their foreign currency exposure as follows: (i) Currency Hedged International Equity Fund generally attempts to hedge back into the U.S. dollar at least 70% of the foreign currency exposure in the underlying Funds’ investments. It, however, typically will not hedge more than 100% of its total underlying foreign currency exposure, but may have a net short position in individual foreign currencies; and (ii) Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar.
In addition, at least 75% of the assets of Emerging Country Debt Fund generally are denominated in, or hedged into, U.S. dollars.
Anticipatory Hedging (International Equity Funds and Fixed Income Funds (other than U.S. Treasury Fund) only): When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: A Fund may attempt to adjust exposure to a foreign currency by using derivatives that hedge that exposure to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks or bonds, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro.  This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: A Fund may attempt to adjust the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated with the subject currency.
Investment
A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency-denominated securities.
Risk Management
Subject to certain limitations, including those described below with respect to the International Equity Funds (excluding Currency Hedged International Equity Fund, Foreign Fund, and Foreign Small Companies Fund), a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund’s investment in securities denominated in that currency.
With respect to the International Equity Funds (excluding Currency Hedged International Equity Fund, Foreign Fund, and Foreign Small Companies Fund), a Fund’s net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund’s foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) With respect to each Fund (except for the Quality Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, and World Opportunity Overlay Share Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) With respect to each Fund (except for the Quality Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, Alpha Only Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, and World Opportunity Overlay Share Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except International Intrinsic Value Fund and Currency Hedged International Equity Fund), and with respect to not more than 25% of total assets in the case of each of International Intrinsic Value Fund and Currency Hedged International Equity Fund.

(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that Real Estate Fund will invest more than 25% of its assets in real estate-related securities.
For purposes of this Fundamental Restriction (7), an industry shall not be considered to include the U.S. government or its agencies or instrumentalities.
(8)(a) With respect to each Fund (except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.
(b) With respect to each of Developed World Stock Fund, Short-Duration Collateral Share Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
(c) With respect to each of Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to the Tobacco-Free Core Fund only, the Fund may not invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund’s total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.
(11) With respect to each of U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Equity Allocation Fund, World Opportunities Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Note Regarding Short-Duration Collateral Share Fund and World Opportunity Overlay Share Fund: As described in the Prospectus, each of Short-Duration Collateral Share Fund (“SDCSF”) and World Opportunity Overlay Share Fund (“WOOSF”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) and GMO World Opportunity Overlay Share Fund (“Overlay Fund”), respectively, each a separate series of the Trust offered through separate private placement memoranda, in a “master-feeder” arrangement. SDCF maintains the same Fundamental Investment Restrictions as those set forth above with respect to SDCSF (except for Fundamental Investment Restriction (8)(b) above). In addition, SDCF maintains Fundamental Investment Restrictions (2), (3), and (8)(a) set forth above with respect to certain other Funds, which may not be changed without the approval of shareholders of SDCF. Overlay Fund maintains the same Fundamental Investment Restrictions as those set forth above with respect WOOSF.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.

(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities.
(4) With respect to each Fund (except for Quality Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, and World Opportunity Overlay Share Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
(6) With respect to Short-Duration Investment Fund only, the Fund may not invest more than 25% of the value of its total assets in obligations issued by banks.
(7) With respect to Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the “UCITS Regulations”), the Fund may not hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund’s net assets.
SDCF maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to SDCSF. In addition, SDCF maintains Non-Fundamental Investment Restriction

(4) set forth above with respect to certain other Funds, which may be changed by the Trustees without the approval of shareholders of SDCF. Overlay Fund maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to WOOSF.
Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund (including SDCF), mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund (including SDCF) may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.
In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:
1)	Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

2)	Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in “small companies.”

3)	Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.

With respect to each International Equity Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
With respect to each Fixed Income Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.
With respect to each Asset Allocation Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest, through its investments in the underlying Funds, in investments that are tied economically to a number of countries throughout the world.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) of each Fund or each class of shares of each Fund, as applicable, of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. The Fixed Income Funds will not be valued (and, accordingly, transactions in shares of the Fund will not be processed) on days when the U.S. bond markets are closed. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of ordinary income and capital gain net income. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time, distributions by a Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes” below).
TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”).

In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
As described above, each Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income (including any net tax-exempt income) and all of its net capital gain. Any net taxable investment income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund properly makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain for purposes of Capital Gain Dividends, as defined below, a Fund generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a Fund is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss, or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or December 31 of that year if a Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, all or a portion of a Fund’s excise tax distribution could constitute a return of capital (see discussion below).
Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to use any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short-term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are used. See each Fund’s most recent annual shareholder report for more information concerning the Fund’s Net Capital Losses available to be carried forward (if any) as of the end of its most recently ended fiscal year.
However, a Fund’s ability to use Net Capital Losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund (each, an “ownership change”). The Code may similarly limit a Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.
Special Considerations for WOOSF. WOOSF seeks to achieve its investment objective by investing substantially all of its assets in Overlay Fund, which is a partnership for U.S. federal income tax purposes. A number of special tax considerations exist for WOOSF as a result of this investment strategy. Because Overlay Fund is not a RIC and thus is not required to make distributions to its shareholders each year, WOOSF’s tax liability relating to Overlay Fund could exceed amounts distributed by Overlay Fund to WOOSF in a particular year and thus could adversely affect WOOSF’s ability to meet its RIC distribution requirements for that year and to avoid any Fund-level tax. As explained more fully below, this situation can be exacerbated by certain Overlay Fund investments (e.g., investments in debt obligations with original issue discount) that can give rise to timing differences between income recognition for tax purposes and the actual receipt of cash by Overlay Fund. See “Loss of RIC Status” below for a discussion of other special considerations related to WOOSF’s ability to meet the RIC qualification tests described earlier.
The nature and character of WOOSF’s income, gains, losses, deductions, and other tax items will largely depend on the activities, investments, and holdings of Overlay Fund, and WOOSF will generally be allocated its share of Overlay Fund income, gains, losses, and other tax items. Consequently, references herein to WOOSF’s (as “a Fund’s” or “the Fund’s”) income, gains, losses, and other tax items, as well as its activities, investments, and holdings, generally include the tax items, activities, investments, and holdings realized, recognized, conducted, or held, as applicable, either by the Fund directly or through Overlay Fund.

Transactions in Fund Shares
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Taxation of Fund Distributions
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net long-term capital gains (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this reduction to tax years beginning on or after January 1, 2011. Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions from capital gains are generally made after applying any available Net Capital Losses that have been carried forward.
For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. It is currently unclear whether Congress will extend this provision to tax years beginning on or after January 1, 2011. The Fixed Income Funds do not expect a significant portion of Fund distributions (if any) to be derived from qualified dividend income.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund that is treated as a RIC for U.S. federal income tax purposes (“Underlying RIC”), and the Underlying RIC designates such dividends as qualified dividend income, then the Fund is permitted, in turn, to designate a portion of its distributions as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. The Fixed Income Funds and International Equity Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction. If a Fund receives dividends from an Underlying RIC that qualifies as a RIC, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer. If a portion of the OID on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” below for more discussion of OID.
To the extent that a Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.
A Fund may make a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide U.S. federal tax information annually, including information about dividends and distributions paid during the preceding year, to taxable investors and others requesting such information.
Each Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, a Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from a Fund after January 31.

Backup Withholding
Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.
Distributions to Foreign Investors
In general, a Fund’s dividend distributions (other than Capital Gain Dividends, as described more fully below) are subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). In addition, subject to certain exceptions, a Fund is generally not required and currently does not expect to withhold on the amount of a non-dividend distribution (i.e., a Return of Capital Distribution) paid to its foreign shareholders; a Fund, however, may determine to withhold on any such distribution in its discretion to the extent permissible under applicable law. To the extent withholding is made, persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
In the case of shares held through an intermediary, the intermediary could determine to withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend received (as described below).
Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special withholding and other rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special withholding and other rules apply to the redemption of shares in a Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A Fund that holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs or RICs and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs or RICs.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC or U.S. REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by a fund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by the fund from a lower-tier U.S. REIT and required to be treated as USRPI gain in the fund’s hands.) If a foreign shareholder holds (or has held in the prior year) more than a 5% interest in any class of a Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund may also be subject to “wash-sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by a Fund that is a USRPHC or former USRPHC to a greater-than-5% foreign shareholder, even if all or a portion of such distribution would be treated as a return of capital to the foreign shareholder. On or before December 31, 2009, such withholding on these redemptions and distributions is generally not required if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time and any previously exempt fund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in a Fund.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or other securities of foreign corporations, the Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of foreign taxes paid by or withheld from the Fund on one or more of its foreign portfolio securities. Only foreign taxes that meet certain qualifications are eligible for this pass-through treatment. If a Fund is eligible for and makes such an election, its shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder levels imposed by the Code). To the extent a Fund is eligible for and makes this election, its shareholders whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents, or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the Fund making this election. The International Equity Funds are eligible for and expect to make this election.
Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying RICs. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and other securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold.

Withholding taxes that are accrued on dividends in respect of (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by a Fund or (ii) securities the Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes may not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the other requirements described above.
Tax Implications of Certain Investments
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also,

Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of a Fund’s securities. The rules could therefore affect the amount, timing, and/or character of distributions to shareholders.
A Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status” below.
Certain investments made and investment practices engaged in by a Fund can produce a difference between its book income and its taxable income. These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt securities, Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between a Fund’s book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income (if any)), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
Any investment by a Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities may also require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO with respect to which an election is in effect to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize

UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the discount accrues (as ordinary income) ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. Either election will affect the character and timing of recognition of income by the Fund.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, acquisition discount. Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If the Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.
Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund. In addition, if the negative inflation adjustment exceeds the income includible by a Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent a Fund’s total interest inclusions on the debt instrument in prior taxable years exceed the total amount treated by the Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income from the instrument in subsequent years.
If a Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID, or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If a Fund invests in shares of Underlying RICs, its distributable income and gains will normally consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash-sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an Underlying RIC’s shares to be deferred (or, in some cases, permanently disallowed) if the

Fund and the Underlying RIC are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an Underlying RIC will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying RIC.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on a Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.
Special tax considerations apply if a Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. In particular, WOOSF invests substantially all of its assets in Overlay Fund, which is a partnership for U.S. federal income tax purposes. For U.S. federal income tax purposes, a Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and tax preference items of the partnership so as to reflect the Fund’s interests in the partnership. A partnership in which a Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code, and make special allocations of specific tax items, including gross income, gain, deduction, or loss, which could result in the Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.
In general, a Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, a Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if a Fund and a partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. A Fund’s receipt of a non-liquidating cash distribution from a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such partnership before the distribution. A Fund that receives a liquidating cash distribution from a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such partnership; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
In addition, any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described earlier, can give rise to differences in the Fund’s book and taxable income.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, a Fund may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, a Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in the taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. To the extent a Fund invests in a CFC and recognizes subpart F income in excess of actual distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
From time to time, certain Funds may invest in municipal obligations. The interest on municipal obligations is generally exempt from U.S. federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. No Fund expects to invest 50% or more of its assets in municipal obligations on which the interest is exempt from U.S. federal income tax. As a result, no Fund expects to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal obligations is taxable to shareholders of a Fund when received as a distribution from the Fund. In addition, gains realized by a Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.
Loss of RIC Status
A Fund may experience particular difficulty qualifying as a RIC, for example in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. Additionally, as a result of WOOSF’s strategy of investing substantially all of its assets in Overlay Fund, which is a partnership for U.S. federal income tax purposes, WOOSF’s ability to meet the RIC qualification tests described above in “Tax Status and Taxation of Each Fund” largely depends on the composition of, and income and gains allocated to WOOSF in respect of, Overlay Fund’s underlying portfolio, and WOOSF’s ability to treat investments of Overlay Fund as investments of WOOSF, as well as, to a lesser extent, the amount of distributions made by Overlay Fund to WOOSF each year. WOOSF has taken certain tax positions in respect of its investment in Overlay Fund that are uncertain under current law, and the IRS could adopt positions contrary to those taken by WOOSF. If such positions are sustained against WOOSF, WOOSF may be unable to meet one or more of the tests to maintain its qualification as a RIC.
If a Fund were to not qualify for taxation as a RIC for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local, and Other Tax Matters
The foregoing discussion relates only to the U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents, or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings, and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local, or other applicable tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.
Additionally, most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a Fund meets all applicable state requirements. Therefore, shareholders in a Fund may be allowed to exclude from their state income tax returns distributions made to them by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Number
of
Portfolios in
Name, Date of Birth,		Principal	Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	60	None.

			Number
			of
			Portfolios in
Name, Date of Birth,		Principal	Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); and Putnam Funds (December 1992-June 2004).	60	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano Trustee DOB: 04/22/1957	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	60	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,775, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.
Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
J.B. Kittredge	President and Chief	Since March 2009.	General Counsel, Grantham,
DOB: 08/22/1954	Executive Officer		Mayo, Van Otterloo & Co. LLC
(October 2005 – present);
Partner, Ropes & Gray LLP
(prior to October 2005).

Sheppard N. Burnett	Treasurer and Chief	Chief Financial	Fund Administration Staff,
DOB: 10/24/1968	Financial Officer	Officer since March 2007; Treasurer	Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present);
		since November	Vice President, Director of
		2006; Assistant Treasurer,	Tax, Columbia Management
		September 2004 –	Group (2002-2004).
November 2006.

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Brent C. Arvidson	Assistant Treasurer	Since August 1998.	Senior Fund Administrator,
DOB: 06/26/1969			Grantham, Mayo, Van Otterloo &
Co. LLC.

John L. Nasrah	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham,
DOB: 05/27/1977			Mayo, Van Otterloo & Co. LLC
(September 2004-present); Tax
Analyst, Bain & Company, Inc.
(June 2003-September 2004).

Mahmoodur Rahman	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham,
DOB: 11/30/1967			Mayo, Van Otterloo & Co. LLC
(April 2007-present); Vice
President and Senior Tax
Manager, Massachusetts
Financial Services Company
(January 2000-April 2007).

Carolyn Haley	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham,
DOB: 07/12/1966			Mayo, Van Otterloo & Co. LLC
(May 2009-present); Treasurer
and Chief Compliance Officer,
Hambrecht & Quist Capital
Management LLC (April
2007-April 2009); Senior
Manager,
PricewaterhouseCoopers LLP
(2003-2007).

Michael E. Gillespie	Chief Compliance	Since March 2005.	Vice President of Compliance
DOB: 02/18/1958	Officer		(June 2004-February 2005) and
Director of Domestic
Compliance (March 2002-June
2004), Fidelity Investments.

Jason B. Harrison	Vice President and	Vice President	Legal Counsel, Grantham, Mayo,
DOB: 01/29/1977	Clerk	since November	Van Otterloo & Co. LLC (since
		2006; Clerk since	February 2006) and Attorney,
		March 2006.	Ropes & Gray LLP (September
2002-February 2006).

David L. Bohan	Vice President and	Vice President	Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964	Assistant Clerk	since March 2005;	Van Otterloo & Co. LLC.
Assistant Clerk
since March 2006.
Gregory L. Pottle	Vice President and	Since November 2006.	Legal Counsel, Grantham, Mayo,
DOB: 07/09/1971	Assistant Clerk		Van Otterloo & Co. LLC.

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Anne K. Trinque	Vice President and	Since September 2007.	Legal Counsel, Grantham, Mayo,
DOB: 04/15/1978	Assistant Clerk		Van Otterloo & Co. LLC
(January 2007-present);
Attorney, Goodwin Procter LLP
(September 2003-January 2007).

Cheryl Wakeham	Vice President and	Since December 2004.	Manager, Client Service
DOB: 10/29/1958	Anti-Money		Administration, Grantham,
	Laundering Officer		Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2009, the Audit Committee held five meetings; the Pricing Committee held 16 meetings; and the Governance Committee held seven meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds’ independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano and Mr. Thorndike are members of the Audit Committee.

Mr. Tufano is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds’ securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Tufano are members of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Thorndike is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2008.

Aggregate Dollar Range of Shares
	Dollar Range of	Directly Owned in all
	Shares Directly Owned in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus*	Prospectus*	Overseen by Trustee*
Donald W. Glazer		Over $100,000
Alpha Only Fund	Over $100,000
Benchmark-Free Allocation Fund	$50,001 – $100,000
Emerging Markets Fund	Over $100,000
Quality Fund	$10,001 - $50,000

W. Nicholas Thorndike	None	None

Peter Tufano	None	None

*	U.S. Treasury Fund and Asset Allocation Bond Fund commenced operations after the most recent calendar year ended December 31, 2008, and therefore, had not yet offered any shares for sale as of such date. Asset Allocation International Bond Fund and World Opportunity Overlay Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, have not yet offered any shares for sale.

The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2008, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

	Dollar Range of	Aggregate Dollar Range of Shares
	Shares Indirectly Owned	Indirectly Owned in all
	in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus*	Prospectus*	Overseen by Trustee*
Donald W. Glazer		Over $100,000
Alpha Only Fund	$10,001 - $50,000
Emerging Country Debt Fund	$1 - $10,000
Emerging Markets Fund	$1 - $10,000
International Growth Equity Fund	Over $100,000
International Intrinsic Value Fund	Over $100,000
International Small Companies Fund	$1 - $10,000
U.S. Core Equity Fund	Over $100,000
Quality Fund	Over $100,000

*	U.S. Treasury Fund and Asset Allocation Bond Fund commenced operations after the most recent calendar year ended December 31, 2008, and therefore, had not yet offered any shares for sale as of such date. Asset Allocation International Bond Fund and World Opportunity Overlay Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, have not yet offered any shares for sale.
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2008, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities[2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy	Limited partnership	$1,179,264	0.04%
		Fund (Offshore), a	interest- Class A
private investment
company managed by the
Manager.[1]

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities[2]	% of Class
W. Nicholas	N/A	None	N/A	N/A	N/A
Thorndike
Peter Tufano	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2008.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 28, 2009:

	Name of Person, Position
	Donald W.		W. Nicholas
	Glazer, Esq.,	Jay O. Light,	Thorndike,	Peter Tufano,
	Trustee	Trustee[1]	Trustee	Trustee[2]
Compensation from Each Fund Offered in the Prospectus:

U.S. Core Equity Fund	$11,870	$8,648	$9,217	$729
Tobacco-Free Core Fund	$109	$79	$84	$7
Quality Fund	$35,252	$24,756	$27,016	$3,075
U.S. Intrinsic Value Fund	$94	$69	$73	$5
U.S. Growth Fund	$475	$365	$376	$15
U.S. Small/Mid Cap Value Fund	$101	$75	$79	$6
U.S. Small/Mid Cap Growth Fund	$29	$21	$23	$2
Real Estate Fund	$73	$53	$56	$5
Tax-Managed U.S. Equities Fund	$272	$203	$213	$11
International Core Equity Fund	$19,649	$13,877	$15,121	$1,311
International Intrinsic Value Fund	$25,475	$18,253	$19,832	$1,632

	Name of Person, Position
	Donald W.			W. Nicholas
	Glazer, Esq.,		Jay O. Light,	Thorndike,		Peter Tufano,
	Trustee		Trustee[1]	Trustee		Trustee[2]
International Growth Equity Fund	$12,363		$8,838	$9,622		$803
Developed World Stock Fund	$1,710		$1,218	$1,328		$114
Currency Hedged International Equity Fund	$106		$75	$82		$7
Foreign Fund	$26,888		$19,472	$20,984		$1,542
Foreign Small Companies Fund	$3,097		$2,268	$2,423		$155
International Small Companies Fund	$2,268		$1,627	$1,766		$150
Emerging Markets Fund	$45,315		$31,655	$34,347		$2,404
Emerging Countries Fund	$1,235		$853	$983		$58
Tax-Managed International Equities Fund	$3,392		$2,456	$2,647		$195
Core Plus Bond Fund	$6,561		$3,396	$5,297		$138
International Bond Fund	$3,382		$1,828	$2,483		$91
Currency Hedged International Bond Fund	$1,505		$685	$1,059		$47
Global Bond Fund	$3,248		$1,481	$2,285		$101
Emerging Country Debt Fund	$32,254		$18,139	$26,357		$683
Short-Duration Investment Fund	$75		$34	$53		$2
Short-Duration Collateral Share Fund	$310		$129	$215		$10
Inflation Indexed Plus Bond Fund	$5,148		$2,095	$3,484		$140
U.S. Treasury Fund	$4,500	[3]	$0	$3,030	[3]	$3,000	[3]
Asset Allocation Bond Fund	$3,475	[3]	$0	$2,300	[3]	$2,325	[3]
Asset Allocation International Bond Fund	$600	[3]	$0	$425	[3]	$275	[3]
World Opportunity Overlay Share Fund	$900	[3]	$0	$635	[3]	$410	[3]
U.S. Equity Allocation Fund	$349		$247	$268		$29
International Equity Allocation Fund	$2,764		$1,972	$2,149		$189
International Opportunities Equity Allocation Fund	$2,522		$1,795	$1,961		$173
Global Equity Allocation Fund	$1,335		$931	$1,032		$107
World Opportunities Equity Allocation Fund	$3,902		$2,763	$3,028		$275
Global Balanced Asset Allocation Fund	$14,823		$10,937	$11,890		$981
Strategic Opportunities Allocation Fund	$5,131		$3,788	$4,136		$376
Benchmark-Free Allocation Fund	$7,453		$5,468	$5,987		$538
Alpha Only Fund	$11,873		$7,707	$9,294		$894
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A		N/A	N/A		N/A
Estimated Annual Benefits Upon Retirement:	N/A		N/A	N/A		N/A
Total Compensation from the Trust:	$399,390	[4]	$261,068 [4]	$311,653	[4]	$20,933	[4]

[1]	Mr. Light resigned as a Trustee effective December 2008 and no longer serves as a Trustee of the Trust.

[2]	Mr. Tufano was elected as a Trustee effective December 2008.

[3]	Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2010. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

[4]	Reflects actual direct compensation received during the fiscal year ended February 28, 2009 from Funds of the Trust that had commenced operations on or before February 28, 2009, including Funds that are not offered through the Prospectus.
Other than as set forth in the following table, no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus during the fiscal year ended February 28, 2009.

Name of Person, Position
Michael E. Gillespie,
Chief Compliance Officer
Compensation exceeding $60,000 received from any Fund offered in the Prospectus:
Emerging Markets Fund	$69,243
Quality Fund	$65,748
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A
Estimated Annual Benefits Upon Retirement:	N/A
Mr. Kittredge does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 8, 2009, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus. Asset Allocation International Bond Fund and World Opportunity Overlay Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, have not yet offered any shares for sale.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund for specified Fund expenses through at least June 30, 2010.
Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management

Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds that commenced operations prior to the end of the most recent fiscal year have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross	Reduction	Net
U.S. CORE EQUITY FUND

Year ended 2/28/09	$8,713,227	$657,777	$8,055,450
Year ended 2/29/08	14,228,468	797,455	13,431,013
Year ended 2/28/07	19,549,557	1,204,487	18,345,070

TOBACCO-FREE CORE FUND

Year ended 2/28/09	$81,514	$81,514	$0
Year ended 2/29/08	569,374	129,843	439,531
Year ended 2/28/07	1,128,145	215,182	912,963

QUALITY FUND

Year ended 2/28/09	$29,784,343	$1,475,298	$28,309,045
Year ended 2/29/08	22,252,931	1,085,951	21,166,980
Year ended 2/28/07	13,101,601	685,164	12,416,437

U.S. INTRINSIC VALUE FUND

Year ended 2/28/09	$63,735	$63,735	$0
Year ended 2/29/08	106,597	80,462	26,135
Year ended 2/28/07	279,158	121,040	158,118
U.S. GROWTH FUND

Year ended 2/28/09	$327,610	$175,580	$152,030
Year ended 2/29/08	839,865	184,081	655,784
Year ended 2/28/07	1,649,901	272,924	1,376,977

	Gross	Reduction		Net
U.S. SMALL/MID CAP VALUE FUND

Year ended 2/28/09	$71,313	$71,313		$0
Year ended 2/29/08	158,341	95,627		62,714
Year ended 2/28/07	187,723	132,965		54,758

U.S. SMALL/MID CAP GROWTH FUND

Year ended 2/28/09	$20,454	$20,454		$0
Year ended 2/29/08	61,523	61,523		0
Year ended 2/28/07	83,778	83,778		0

REAL ESTATE FUND

Year ended 2/28/09	$56,747	$56,747		$0
Year ended 2/29/08	94,838	63,305		31,533
Year ended 2/28/07	142,388	101,466	(a)	40,922

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/09	$198,196	$101,441		$96,755
Year ended 2/29/08	366,235	134,700		231,535
Year ended 2/28/07	392,840	131,396		261,444

INTERNATIONAL CORE EQUITY FUND

Year ended 2/28/09	$17,737,003	$2,276,350		$15,460,653
Year ended 2/29/08	20,690,755	2,645,358		18,045,397
Year ended 2/28/07	9,850,001	1,305,577		8,544,424

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/09	$31,414,815	$2,981,508		$28,433,307
Year ended 2/29/08	44,567,395	3,737,235		40,830,160
Year ended 2/28/07	38,285,272	3,076,925		35,208,347

	Gross	Reduction	Net
INTERNATIONAL GROWTH EQUITY FUND

Year ended 2/28/09	$15,090,970	$1,671,830	$13,419,140
Year ended 2/29/08	20,889,776	1,992,670	18,897,106
Year ended 2/28/07	17,756,911	1,698,614	16,058,297

DEVELOPED WORLD STOCK FUND

Year ended 2/28/09	$1,855,185	$470,537	$1,384,648
Year ended 2/29/08	2,420,497	540,514	1,879,983
Year ended 2/28/07	1,692,367	436,449	1,255,918

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/09	$136,868	$136,868	$0
Year ended 2/29/08	925,645	925,645	0
Year ended 2/28/07	1,587,379	1,587,379	0

FOREIGN FUND

Year ended 2/28/09	$37,348,751	$3,187,460	$34,161,291
Year ended 2/29/08	56,099,105	4,412,622	51,686,483
Year ended 2/28/07	48,635,439	3,798,534	44,836,905

FOREIGN SMALL COMPANIES FUND

Year ended 2/28/09	$5,028,384	$798,420	$4,229,964
Year ended 2/29/08	7,988,182	1,013,127	6,975,055
Year ended 2/28/07	7,164,373	903,672	6,260,701

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/09	$3,305,724	$686,093	$2,619,631
Year ended 2/29/08	4,738,960	1,008,265	3,730,695
Year ended 2/28/07	5,439,393	829,299	4,610,094

	Gross	Reduction	Net
EMERGING MARKETS FUND

Year ended 2/28/09	$77,280,205	$597,813	$76,682,392
Year ended 2/29/08	115,289,453	644,613	114,644,840
Year ended 2/28/07	98,211,630	675,383	97,536,247

EMERGING COUNTRIES FUND

Year ended 2/28/09	$1,702,677	$399,673	$1,303,004
Year ended 2/29/08	2,738,143	131,074	2,607,069
Year ended 2/28/07	2,460,805	0	2,460,805

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/09	$4,048,795	$834,130	$3,214,665
Year ended 2/29/08	6,507,466	1,066,284	5,441,182
Year ended 2/28/07	5,310,985	755,252	4,555,733

CORE PLUS BOND FUND

Year ended 2/28/09	$1,769,661	$530,585	$1,239,076
Year ended 2/29/08	3,505,853	831,329	2,674,524
Year ended 2/28/07	6,910,870	1,482,402	5,428,468

INTERNATIONAL BOND FUND

Year ended 2/28/09	$974,604	$315,656	$658,948
Year ended 2/29/08	1,281,046	349,382	931,664
Year ended 2/28/07	1,109,807	323,589	786,218

	Gross	Reduction	Net
CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/09	$351,634	$183,060	$168,574
Year ended 2/29/08	549,560	184,398	365,162
Year ended 2/28/07	1,423,571	389,272	1,034,299

GLOBAL BOND FUND

Year ended 2/28/09	$591,744	$72,314	$519,430
Year ended 2/29/08	498,264	69,507	428,757
Year ended 2/28/07	337,046	91,148	245,898

EMERGING COUNTRY DEBT FUND

Year ended 2/28/09	$8,355,373	$0	$8,355,373
Year ended 2/29/08	10,299,188	0	10,299,188
Year ended 2/28/07	9,590,164	0	9,590,164

SHORT-DURATION INVESTMENT FUND

Year ended 2/28/09	$3,479	$3,479	$0
Year ended 2/29/08	7,407	7,407	0
Year ended 2/28/07	15,828	15,828	0

SHORT-DURATION COLLATERAL SHARE	FUND

Year ended 2/28/09	$13,329	$13,329	$0
Year ended 2/29/08	18,299	18,299	0
Commencement of Operations (3/1/06) Through 2/28/07	230,123	106,301	123,822

INFLATION INDEXED PLUS BOND FUND

Year ended 2/28/09	$594,279	$209,312	$384,967
Year ended 2/29/08	7,029,418	1,462,542	5,566,876
Commencement of Operations (5/31/06) Through 2/28/07	3,156,429	749,444	2,406,985

	Gross	Reduction	Net
U.S. EQUITY ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	210,225	210,225	0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	0	0	0

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Commencement of Operations (6/5/06) Through 2/28/07	0	0	0

GLOBAL EQUITY ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	0	0	0

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	0	0	0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	0	0	0

	Gross	Reduction	Net
STRATEGIC OPPORTUNITIES ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	0	0	0

BENCHMARK-FREE ALLOCATION FUND

Year ended 2/28/09	$0	$0	$0
Year ended 2/29/08	0	0	0
Year ended 2/28/07	0	0	0

ALPHA ONLY FUND

Year ended 2/28/09	$13,453,668	$10,247,773	$3,205,895
Year ended 2/29/08	9,547,627	8,586,004	961,623
Year ended 2/28/07	8,806,402	7,986,384	820,018

(a)	The amounts set forth in the table above through June 30, 2006 reflect certain contractual arrangements of the Manager with the Fund to reimburse certain Fund expenses (including the Management Fee) to the extent those expenses exceeded 0.54% of the Fund’s average daily net assets during those periods, as well as the Manager’s temporary waiver of 0.21% of the Fund’s Management Fee during all or a portion of each of those periods.
U.S. Treasury Fund and Asset Allocation Bond Fund each commenced operations after the Trust’s most recent fiscal year ended February 28, 2009 and, therefore, did not pay any Management Fees to the Manager during the last three fiscal years. Asset Allocation International Bond Fund and World Opportunity Overlay Share Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, have not yet paid any Management Fees to the Manager as of the date hereof.
In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management and, in the case of Asset Allocation Bond Fund and Asset Allocation International Bond Fund, overall investment management and strategic direction, of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2009.

	Registered investment companies managed
	(including non-GMO mutual fund		Other pooled investment vehicles		Separate accounts managed
	subadvisory relationships)		managed (world-wide)		(world-wide)
			Number of		Number of
Senior Member	Number of accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Thomas Cooper	14	$7,021,606,740.14	13	$3,022,556,149.38	9	$1,358,053,937.11
Arjun Divecha	3	$5,313,046,562.56	3	$769,913,659.78	9	$2,188,928,770.02
Thomas Hancock	10	$11,207,543,855.79	8	$1,669,835,293.87	38	$7,275,204,660.66
Anthony Hene	1	$268,022,897.48	0	$0	0	$0
Ben Inker	12	$11,116,446,702.85	6	$3,989,602,847.57	188	$11,045,021,736.36
William Joyce	1	$8,653,442,025.51	0	$0	0	$0
Richard Mattione	2	$3,487,605,292.21	2	$2,280,605,940.20	7	$1,916,735,484.01
William Nemerever	14	$7,021,606,740.14	13	$3,022,556,149.38	9	$1,358,053,937.11
Sam Wilderman	14	$3,310,139,366.17	5	$2,354,418,198.24	18	$2,893,954,310.31

	Registered investment companies managed		Other pooled investment vehicles		Separate accounts managed (world-
	for which GMO receives a performance-		managed (world-wide) for which GMO		wide) for which GMO receives a
	based fee (including non-GMO mutual		receives a performance-based fee		performance-based fee
	fund subadvisory relationships)
			Number of		Number of
	Number of accounts	Total assets	accounts	Total assets	accounts	Total assets
Thomas Cooper	0	$0	3	$1,403,238,929.37	3	$840,474,511.60
Arjun Divecha	0	$0	0	$0	2	$963,108,848.58
Thomas Hancock	0	$0	0	$0	7	$1,957,422,197.21
Anthony Hene	0	$0	0	$0	0	$0
Ben Inker	0	$0	0	$0	97	$6,554,290,893.98
William Joyce	0	$0	0	$0	0	$0
Richard Mattione	0	$0	0	$0	2	$1,246,258,837.67
William Nemerever	0	$0	3	$1,403,238,929.37	3	$840,474,511.60
Sam Wilderman	0	$0	4	$2,340,463,126.36	5	$1,817,026,408.17

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 28, 2009.

[2]	For some senior members, “Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 28, 2009, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2009, of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2009:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund*
	Core Plus Bond Fund	None
	International Bond Fund	$100,001-$500,000
	Currency Hedged International Bond Fund	None
Thomas Cooper	Global Bond Fund	None
	Emerging Country Debt Fund	None
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	Over $1,000,000
	Inflation Indexed Plus Bond Fund	None

	Emerging Markets Fund	None
Arjun Divecha	Emerging Countries Fund	None

	U.S. Core Equity Fund	$10,001-$50,000
	Tobacco-Free Core Fund	None
	Quality Fund	$10,001-$50,000
	U.S. Intrinsic Value Fund	$1-$10,000
	U.S. Growth Fund	None
	U.S. Small/Mid Cap Value Fund	$1-$10,000
	U.S. Small/Mid Cap Growth Fund	None
Thomas Hancock	Real Estate Fund	None
	Tax-Managed U.S. Equities Fund	None
	International Core Equity Fund	$1-$10,000
	International Intrinsic Value Fund	$10,001-$50,000
	International Growth Equity Fund	$10,001-$50,000
	Developed World Stock Fund	None
	International Small Companies Fund	None
	Tax-Managed International Equities Fund	Over $1,000,000

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund*
Anthony Hene	Developed World Stock Fund	None

U.S. Equity Allocation Fund
	International Equity Allocation Fund	None
	International Opportunities Equity Allocation Fund	None
	Global Equity Allocation Fund	None
	World Opportunities Equity Allocation Fund	None
Ben Inker	Global Balanced Asset Allocation Fund	None
	Strategic Opportunities Allocation Fund	None
	Benchmark-Free Allocation Fund	Over $1,000,000
	Alpha Only Fund	None
	Currency Hedged International Equity Fund	None

William Joyce	Quality Fund	$10,001-$50,000

	Core Plus Bond Fund	None
	International Bond Fund	None
William Nemerever	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	$10,001-$50,000
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	Over $1,000,000
	Inflation Indexed Plus Bond Fund	None

Richard Mattione	Foreign Fund	$100,001-$500,000
	Foreign Small Companies Fund	$10,001-$50,000

	U.S. Core Equity Fund	None
	Tobacco-Free Core Fund	None
	Quality Fund	None
	U.S. Intrinsic Value Fund	None
	U.S. Growth Fund	None
	U.S. Small/Mid Cap Value Fund	None
	U.S. Small/Mid Cap Growth Fund	None
Sam Wilderman	Real Estate Fund	$10,001-$50,000
	Tax-Managed U.S. Equities Fund	None
	International Core Equity Fund	None
	International Intrinsic Value Fund	None
	International Growth Equity Fund	None
	Developed World Stock Fund	None
	International Small Companies Fund	None
	Tax-Managed International Equities Fund	None

*	U.S. Treasury Fund and Asset Allocation Bond Fund commenced operations after the most recent fiscal year ended February 28, 2009, and therefore, had not yet offered any shares for sale as of such date. Asset Allocation International Bond Fund and World Opportunity Overlay Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, have not yet offered any shares for sale.

The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 28, 2009, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund*
Thomas Cooper	Emerging Country Debt Fund	$10,001-$50,000
Arjun Divecha	Emerging Markets Fund	$100,001-$500,000
Ben Inker	Alpha Only Fund	Over $1,000,000
William Nemerever	Emerging Country Debt Fund	$10,001-$50,000

*	U.S. Treasury Fund and Asset Allocation Bond Fund commenced operations after the most recent fiscal year ended February 28, 2009, and therefore, had not yet offered any shares for sale as of such date. Asset Allocation International Bond Fund and World Opportunity Overlay Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, have not yet offered any shares for sale.
Custodial Arrangements and Fund Accounting Agents. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, State Street Bank or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of State Street Bank and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.
Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust (except for U.S. Treasury Fund), GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.
The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund that commenced operations prior to the end of the most recent fiscal year paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

	March 1, 2006	March 1, 2007	March 1, 2008
	Through	Through	Through
	February 28, 2007	February 29, 2008	February 28, 2009
U.S. Core Equity Fund	$5,703,105	$4,272,216	$2,463,206
Tobacco-Free Core Fund	$447,721	$238,249	$37,052
Quality Fund	$4,418,547	$5,985,967	$7,180,054
U.S. Intrinsic Value Fund	$135,076	$51,579	$30,839
U.S. Growth Fund	$425,470	$286,199	$123,660
U.S. Small/Mid Cap Value Fund	$90,834	$76,617	$34,506
U.S. Small/Mid Cap Growth Fund	$40,537	$29,769	$9,897
Real Estate Fund	$53,999	$43,108	$25,794
Tax-Managed U.S. Equities Fund	$178,564	$166,471	$90,089
International Core Equity Fund	$2,563,383	$4,202,913	$3,648,744
International Intrinsic Value Fund	$8,590,702	$9,869,221	$7,305,330
International Growth Equity Fund	$4,134,500	$4,242,144	$3,155,351
Developed World Stock Fund	$464,994	$661,422	$520,187
Currency Hedged International Equity Fund	$134,870	$105,319	$15,943
Foreign Fund	$11,293,592	$12,414,779	$8,275,293
Foreign Small Companies Fund	$1,208,898	$1,333,898	$842,859
International Small Companies Fund	$1,359,848	$1,184,740	$826,431
Emerging Markets Fund	$12,679,662	$13,646,663	$8,833,678
Emerging Countries Fund	$510,583	$580,553	$350,077
Tax-Managed International Equities Fund	$1,475,274	$1,807,629	$1,173,082
Core Plus Bond Fund	$2,772,754	$1,430,941	$736,723
International Bond Fund	$644,995	$744,390	$566,827
Currency Hedged International Bond Fund	$828,041	$319,293	$204,914
Global Bond Fund	$257,823	$381,657	$453,775
Emerging Country Debt Fund	$3,173,760	$3,378,230	$2,669,869
Short-Duration Investment Fund	$47,484	$22,221	$10,438
Short-Duration Collateral Share Fund	$253,560	$54,896	$39,987
Inflation Indexed Plus Bond Fund	$841,384 (a)	$1,722,955	$181,602
U.S. Equity Allocation Fund	$95,571	$0	$0
International Equity Allocation Fund	$0	$0	$0
International Opportunities Equity Allocation Fund	$0 (b)	$0	$0
Global Equity Allocation Fund	$0	$0	$0

	March 1, 2006	March 1, 2007	March 1, 2008
	Through	Through	Through
	February 28, 2007	February 29, 2008	February 28, 2009
World Opportunities Equity Allocation Fund	$0	$0	$0
Global Balanced Asset Allocation Fund	$0	$0	$0
Strategic Opportunities Allocation Fund	$0	$0	$0
Benchmark-Free Allocation Fund	$0	$0	$0
Alpha Only Fund	$539,058	$747,827	$1,159,964

(a)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(b)	Reflects fees paid from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.
Asset Allocation Bond Fund commenced operations after the Trust’s most recent fiscal year ended February 28, 2009 and, therefore, did not pay any amounts to GMO pursuant to the terms of the Servicing Agreement during the last three fiscal years. Asset Allocation International Bond Fund and World Opportunity Overlay Share Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, have not yet paid any amounts to GMO pursuant to the terms of the Servicing Agreement as of the date hereof.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmark(s), applicable regulatory limitations and/or cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought/sold for one or more clients when one or more other clients are selling/buying the security or taking a short position in the security, including clients managed by the same investment division. Distressed markets (such as the asset-backed security market) may magnify the disparate treatment of accounts with different liquidity requirements.
The Manager may engage in “cross trades” where, as investment manager to a client account, the Manager causes that client account to purchase a security directly from another client account. Such transactions will be effected in accordance with the Manager’s policies regarding transactions among accounts and applicable law.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.

Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for each Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. Seeking best price and execution involves the weighing of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. The Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to a Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution.
The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. The Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).
Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.

Because the Manager will frequently use broker/dealers that provide research in all markets and that research is a factor in evaluating broker/dealers, the Manager relies on the statutory safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). However, the Manager does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the 1934 Act. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment or other advice to all of the Manager’s clients, including the Funds, and services received from a broker/dealer that executed transactions for a particular Fund will not necessarily be used by the Manager specifically in servicing that particular Fund.
The Trust paid, on behalf of the Funds that commenced operations prior to the end of the most recent fiscal year, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2006	March 1, 2007	March 1, 2008
	Through	Through	Through
	February 28, 2007	February 29, 2008	February 28, 2009
U.S. Core Equity Fund	$5,287,819	$4,164,364	$1,858,035
Tobacco-Free Core Fund	$289,854	$201,294	$16,867
Quality Fund	$3,339,094	$4,396,481	$4,377,468
U.S. Intrinsic Value Fund	$81,978	$37,143	$21,250
U.S. Growth Fund	$675,130	$300,810	$81,767
U.S. Small/Mid Cap Value Fund	$62,945	$59,567	$29,357
U.S. Small/Mid Cap Growth Fund	$42,077	$47,537	$8,287
Real Estate Fund	$18,308	$23,776	$3,087
Tax-Managed U.S. Equities Fund	$84,287	$80,418	$48,279
International Core Equity Fund	$1,548,894	$3,993,565	$2,417,140
International Intrinsic Value Fund	$3,390,008	$5,196,535	$3,992,583
International Growth Equity Fund	$3,668,293	$5,186,210	$2,322,342
Developed World Stock Fund	$211,404	$399,462	$208,517
Currency Hedged International Equity Fund	—	—	—
Foreign Fund	$7,174,255	$9,216,225	$8,651,031
Foreign Small Companies Fund	$1,535,915	$1,922,719	$1,127,462

	March 1, 2006	March 1, 2007	March 1, 2008
	Through	Through	Through
	February 28, 2007	February 29, 2008	February 28, 2009
International Small Companies Fund	$935,819	$998,359	$541,433
Emerging Markets Fund	$18,282,267	$29,399,188	$25,092,347
Emerging Countries Fund	$751,732	$961,947	$819,173
Tax-Managed International Equities Fund	$481,898	$658,985	$739,873
Core Plus Bond Fund	$553,465	$239,517	$145,372
International Bond Fund	$123,441	$68,171	$103,020
Currency Hedged International Bond Fund	$197,059	$33,496	$54,424
Global Bond Fund	$39,482	$16,413	$64,855
Emerging Country Debt Fund	$78,050	$20,580	$21,364
Short-Duration Investment Fund	—	—	—
Short-Duration Collateral Share Fund	—	—	—
Inflation Indexed Plus Bond Fund	$237,775 (a)	$651,821	$25,747
U.S. Equity Allocation Fund	—	—	—
International Equity Allocation Fund	—	—	—
International Opportunities Equity Allocation Fund	— (b)	—	—
Global Equity Allocation Fund	—	—	—
World Opportunities Equity Allocation Fund	—	—	—
Global Balanced Asset Allocation Fund	—	—	—
Strategic Opportunities Allocation Fund	—	—	—
Benchmark-Free Allocation Fund	—	—	—
Alpha Only Fund	$322,758	$212,096	$1,060,189

(a)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(b)	Reflects commissions generated from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.
Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii)

management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2009, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 28, 2009:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 28, 2009
U.S. Core Equity Fund	Citigroup	$0
	Goldman Sachs	$964,537
	Morgan Stanley	$0

Tobacco Free Core Fund	Goldman Sachs	$15,484
	Citigroup	$0
	Morgan Stanley	$0

Tax-Managed U.S. Equities Fund	Citigroup	$3,750
	Goldman Sachs	$9,108

U.S. Growth Fund	Goldman Sachs	$118,404
	Lehman Brothers	$0
	Citigroup	$0
	Merrill Lynch	$0
	Knight Securities	$15,831
	Bank of America	$9,101

U.S. Intrinsic Value Fund	Merrill Lynch	$0
	Goldman Sachs	$9,108
	Citigroup	$0

U.S. Small/Mid Cap Value Fund	Knight Securities	$28,144

Developed World Stock Fund	Lehman Brothers	$0
	UBS	$1,342,807
	Merrill Lynch	$0
	Morgan Stanley	$295,054
	Jefferies & Co.	$206,850

Emerging Markets Fund	Hyundai Securities Co.	$5,216,367

Foreign Small Companies Fund	Dresdner Bank	$145,990

Foreign Fund	Dresdner Kleinwort	$1,339,069
	UBS	$0
	Credit Agricole	$0
	Nomura Holdings	$0

International Core Equity Fund	UBS	$11,354,253

International Growth Equity Fund	UBS	$0

Tax-Managed International Equities Fund	UBS	$0

International Intrinsic Value Fund	UBS	$12,720,177

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds in the Trust may be posted monthly on GMO’s website. In response to market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis as circumstances warrant. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	U.S. Equity Funds, Fixed Income Funds, and Asset Allocation Funds	Custodial services

	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds	Custodial services and compliance testing

	U.S. Equity Funds	Compliance testing

Boston Global Advisors	U.S. Equity Funds, International Equity Funds, and Fixed Income Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

Name of Recipient	Funds	Purpose of Disclosure
RiskMetrics Group	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of sixty series: Tobacco-Free Core Fund; Quality Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity

Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; Flexible Equities Fund; U.S. Treasury Fund; Asset Allocation Bond Fund; Arlington Fund; Berkeley Fund; Clarendon Fund; Dartmouth Fund; Exeter Fund; Fairfield Fund; Gloucester Fund; Hereford Fund; Ipswich Fund; St. James Fund; Asset Allocation International Bond Fund; and World Opportunity Overlay Share Fund.
Note that U.S. Core Equity Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund are successors to U.S. Core Fund, Intrinsic Value Fund, Growth Fund, Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund, International Disciplined Equity Fund, and International Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
On June 2, 2009, the following shareholders held greater than 25% of the outstanding shares of a

Fund of the Trust offered in the Prospectus. For each shareholder listed that is not an individual, the jurisdiction under the laws of which the shareholder is organized (if applicable) and any parent company of the shareholder are listed, if known:

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO Tobacco-Free	Council for World Mission	England and Wales	N/A
Core Fund	Attn: Ms. Laiming Wyers
Ipalo House 32-34 Great Peters Street
London, SWIP 2DB, UK

GMO Inflation	Asset Allocation Trust	DE	N/A
Indexed Plus Bond	Attn: Carol Kosel Senior Vice President
Fund	Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Currency	State Street Bank & Trust Co. as TTEE	NY	N/A
Hedged International	For GMAM Group Pension Trust II
Equity Fund	Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111

GMO Real Estate Fund	Mac & Co FBO Princeton	NJ	N/A
PO Box 534005
Pittsburgh, PA 15253

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO Tax-Managed U.S	SEI Private Trust 100000642000 C/O	NJ	N/A
Equity Fund	Mellon Bank FBO Princeton
One Freedom Valley Drive
Oaks, PA 19456

GMO Core Plus Bond	State Street Bank & Trust Co. as TTEE	NY	N/A
Fund	For GMAM Group Pension Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111

GMO Developed World	Dow Employees Pension Plan	DE	N/A
Stock Fund	Attn: David R Wisniewski
1320 Waldo Avenue
Dorinco 100
Midland, MI 48642

GMO Alpha Only Fund	Benchmark Free Allocation Fund	MA	N/A
Attn: Julie Coady
C/O GMO LLC
40 Rowes Wharf
Boston, MA 02110

GMO U.S. Intrinsic	Hopke Partnership	—	N/A
Value Fund	Attn: Jurrien Dean
7422 Hampden Lane
Bethesda, MD 20814

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO U.S. Small/Mid	Maine Public Employees Retirement System	ME	N/A
Cap Value Fund	46 State House Station
Augusta, ME 04333

GMO U.S. Equity	Northern Trust Company Trustee FBO	DE	NewPage Holding
Allocation Fund	New Page Corporation AC 22-22029		Corporation
Attn: Daily Recon
Chicago. IL 60675

GMO Currency	Teachers Retirement System of the	NY	N/A
Hedged International	City of New York
Bond Fund	Attn: Azmy Salib
55 Water Street
New York, NY 10041

	State Street Bank & Trust Co. as TTEE	NY	N/A
For GMAM Group Pension Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111

GMO Asset Allocation	Asset Allocation Trust	DE	N/A
Bond Fund	Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO International	John Hancock Financial Services Inc.	DE	N/A
Bond Fund	Pension Plan
Attn: Michael Brown
State Street Bank and Trust Company
Two Avenue De Lafayette MS LCC2
Boston, MA 02111

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO Short-Duration	Thomas F. Cooper	N/A	N/A
Collateral Share Fund	C/O GMO LLC
40 Rowes Wharf
Boston, MA 02110

	William L. Nemerever	N/A	N/A
C/O GMO LLC
40 Rowes Wharf
Boston, MA 02110

GMO Short-Duration	GMO Global Balanced Asset Allocation Fund	MA	N/A
Investment Fund	Attn: Laura Whitten
C/O GMO LLC
40 Rowes Wharf
Boston, MA 02110

GMO U.S. Growth Fund	The Northern Trust Company, Trustee of the Aerospace Corporation Employees Retirement Plan Trust	United States	N/A
Attn: Mutual Funds
PO Box 92956
Chicago, IL 60675

*	Asset Allocation International Bond Fund and World Opportunity Overlay Share Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, have not yet offered any shares for sale.
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.
As of June 8, 2009, greater than 10% of the following Funds’ shares were held by accounts for which the Manager has investment discretion: Emerging Country Debt Fund, Emerging Markets Fund, International Bond Fund, International Core Equity Fund, International Small Companies Fund, Tobacco-Free Core Fund, Tax-Managed U.S. Equities Fund, Core Plus Bond Fund, and Global Bond Fund. As of June 8, 2009, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund, Quality Fund, Real Estate Fund, Short-Duration Investment Fund, Inflation Indexed Plus Bond Fund, and International Intrinsic Value Fund. As of June 8, 2009, substantially all of the following Funds’ shares were held by accounts for which the Manager has investment discretion: Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, U.S. Small/Mid Cap Value Fund, Currency Hedged International Bond Fund, Currency Hedged International Equity Fund, Alpha Only Fund, International Growth Equity Fund, U.S. Small/Mid Cap Growth Fund, U.S. Treasury Fund, and Strategic Opportunities Allocation Fund.
MULTIPLE CLASSES AND MINIMUM INVESTMENTS
The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for a Fund or the various classes of shares offered by a Fund, as the case may be. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Tobacco-Free Core Fund as of June 2, 2009:

Name and Address	% Ownership
Council for World Mission	76.1
Attn: Ms. Laiming Wyers IPALO House 32-34 Great Peter Street London, SWIP 2DB, UK

Trinity Church	10.5
The City of Boston General Trust Fund Attn: Robert P. Sheehan 206 Clarendon Street Boston, MA 02116

Dana Hall School	8.5
Attn: Lucille R. Kooyoomjian 45 Dana Rd. Wellesley, MA 02482
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Real Estate Fund as of June 2, 2009:

Name and Address	% Ownership
Mac & Co FBO Princeton	70.0
PO Box 534005 Pittsburgh, PA 15253

Batterymarch Trust II	15.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Tax-Managed U.S. Equities Fund as of June 2, 2009:

Name and Address	% Ownership
SEI Private Trust 10000642000 C/O	43.3
Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456

John D Alexander JR	16.4
Attn: John E Schieffer 700 North St Mary’s Suite #1200 Groves Alexander Group LLC San Antonio, TX 78205

Name and Address	% Ownership
Laurance Hoagland JR, Susan Briggs & Murray B Dey	16.2
TTEE, of the TR under the Will Flora L Hewlett 10/5/77 Los Trancos Mgmt 545 MiddleField RD Suite 170 Menlo Park, CA 94025

Richard B Cheney & Lynn V Cheney	15.5
Trustees for the Cheney 3465 North Pines Way, 25192 Wilson, WY 83014

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of International Intrinsic Value Fund as of June 2, 2009:

Name and Address	% Ownership
Washington State Plumbing and Pipefitting	6.0
Industry Pension Plan 201 Queen Anne Ave N Suite 100 Seattle, WA 98109

Western Washington Laborers Employers Pension Trust	5.7
Attn: John Pfeiffer SR Bookkeeper 201 Queen Anne Ave N Suite 100 Seattle, WA 98109

The Public School Retirement System of the School District	5.6
of Kansas City Missouri Attn: Claretha Shumate 4600 Paseo BLVD Kansas City, MO 64110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Intrinsic Value Fund as of June 2, 2009:

Name and Address	% Ownership
State Street Bank & Trust Cust	7.7
Goldman Sachs & Co Profit Sharing Trust State Street Bank And Trust 180 Malden lane 24th Floor New York, NY 10038

Name and Address	% Ownership
Charles Schwab & Co Inc	6.7
Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street Attn: Mutual Funds San Francisco, CA 94104

City of Phoenix Employees Retirement System	5.4
Attn: Greg Fitchet 101 Central Ave Suite 600 Phoenix, AZ 85004

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of International Intrinsic Value Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	14.1
Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO International Equity Allocation Fund	11.4
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO International Opportunities Equity Allocation Fund	10.1
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Brown Brothers Harriman & Co Cust	8.7
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109

GMO Strategic Balanced Asset Allocation Fund	8.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
Contra Costa County Employees Retirement Association	8.1
Attn: Rick Koehler 1355 Willow Way Suite 221 Concord, CA 94520

GMO World Opportunities Equity Allocation Fund	7.3
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

State Street Bank & Trust Co	7.2
As TTEE of the EDS Retirement Plan Trust S&P/Citigroup PMI World Ex-US Value Index Mandate 2 Avenue De Lafayette LCC 2 Boston, MA 02111

GMO Global Balanced Asset Allocation Fund	5.9
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Rolex Holdings SA	5.7
Attn: Mr. Gian Heim Rue Francois Dussaud 3-7 CH-1211 Geneva 26 Switzerland

Workers Compensation Board of Nova Scotia	5.4
Attn: Maureen Boyd, Controller 5668 South Street Halifax, Nova Scotia B3J2Y2 Canada
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Alpha Only Fund as of June 2, 2009:

Name and Address	% Ownership
The Edna McConnell Clark Foundation	18.4
Attn: Mr. Ralph Stefano Director of Finance 415 Madison Ave 10th Floor New York, NY 10017

R Jeremy Grantham	9.9
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
Stupski Foundation	9.0
Attn: Alexa Culwell 101 2nd Street Suite 1100 San Francisco, CA 94105

Emerson Electric Company	6.2
Retirement Master Trust Attn: Michael W Neal 8000 W Florissant Ave P.O Box 4100 Saint Louis MO, 63136

Maximilian E & Marion O Hoffman Foundation	6.1
Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Alpha Only Fund as of June 2, 2009:

Name and Address	% Ownership
GMO Benchmark Free Allocation Fund	31.2
Attn: Julie Coady C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Global Balanced Asset Allocation Fund	25.6
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02210

Asset Allocation Trust	18.4
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

The Northern Trust as Trustee FBO Lockheed	9.3
Martin Corp Master Retirement TR AC-22-10561 PO Box 92956 Chicago, IL 60675

Name and Address	% Ownership
State Street and Trust Co TTEE FBO	7.8
The Northrop Grumman Corporation Defined Contributions Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090

GMO Strategic Balanced Asset Allocation Fund	6.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Foreign Fund as of June 2, 2009:

Name and Address	% Ownership
Nebraska Investment Council	9.5
Attn: Joseph P Jurich 941 “O” Street Suite 500 Lincoln, NE 68508

Hershey Trust Company	7.7
Trustee For Milton Hershey School PO Box 445 100 Mansion Road East Hershey, PA 17033

Gordon E and Betty I Moore Foundation Foreign Fund	5.5
Attn: Lynda Sullivan One Letterman Drive Building C, Suite 320 San Francisco, CA 94129

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Foreign Fund as of June 2, 2009:

Name and Address	% Ownership
Northern Trust as TTEE FBO Sprint	47.6
Corp. Retiree Benefit TR. C/O Embarq A/C# 22-32358 Mutual Fund Opps C-4 South PO Box 92956 801 S. Canal Chicago, IL 60675

North TR AS TTEE FBO Caroline	38.4
Telephone & Telegraph Co. Vo Emp bene Asso TR C/O Embarq Corp A/C# 22-33863 PO Box 92956 801 S. Canal Chicago, IL 60675

Centel Rabbi Trust (Sprint)	14.0
Attn: Ms. Maxine M Sandman Manager- Investment Analysis & Admin Sprint Corporation 6200 Sprint Parkway KSOPHF0302 3B279 Overland Park, KS, 66251
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Foreign Small Companies Fund as of June 2, 2009:

Name and Address	% Ownership
San Diego City Employees’ Retirement System (SDCERS)	21.7
Attn: Ms Robin Oleksow 401 A Street, Suite 400 San Diego, CA 92101

Merck & Co. Inc. Master Retirement Trust	20.5
Attn: Betty Shan One Merck Drive C/O WS 3AF-05 Whitehouse Station, NJ 08889

The Glenmede Trust Company as TTEE	12.4
of PEW Memorial Trust Attn: Marie Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103

Name and Address	% Ownership
Baylor University	6.3
Attn: Mr. Charles Wall 1311 South 5th Street P.O. Box 97030 Waco, TX 76798

Trustees of Dartmouth College	5.9
Attn: Jonathan King 7 Lebanon Street Suite 305 Hanover, NH 03755
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Small Companies Fund as of June 2, 2009:

Name and Address	% Ownership
New Zealand Superannuation Fund	21.9
Attn: Peter Benne Level 17, Amp Centre 29 Customs Street West Auckland, 1143 New Zealand

GMO Benchmark Free Allocation Fund	15.2
Attn: Julie Coady C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Utah State Retirement Investment Fund	9.5
Attn: Utah Retirement Investments 540 East 200 South Salt Lake City, UT 84102

Milwaukee County Employees Retirement System	5.8
Attn: Mr. Steven Vo Mellon Trust 135 Santilli Highway Mail Zone 0260033 Everett, MA 02149

Anne Arundel County Retirement & Pension System	5.3
Systems/Anne Arundel County Maryland Attn: William Brown, Controller 44 Calvert Street Annapolis, MD 21401

Name and Address	% Ownership
Meadwestvaco Corporation Master	5.2
Retirement Trust Attn: Michael Weidinger 299 Park Avenue New York, NY 10171
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Emerging Markets Fund as of June 2, 2009:

Name and Address	% Ownership
GMO Emerging Markets Trust	20.1
Attn: Peter Manley Suite 1, Upper Deck, Jones Bay Wharf 26-32 Pirrama Road Pyrmont, NSW 2009, Australia

SEI Private Trust C/O Harris Bank ID 940	11.5
FBO Searle Family- EMF Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA 19456

Leland Stanford Junior University II-AA	11.2
Attn: Vanessa Poon Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025

International Paper Retirement Plans Master Trust	7.5
Attn: Carol Tusch 400 Atlantic Street Stamford, CT 06921

Northern Trust Global Advisors Inc.	6.9
As Named Fiduciary of the Central States Southeast and Southwest Areas Pension Plan Attn: William T Huffman President & CEO 300 Atlantic Street Suite 400 Stamford, CT 06901

State Street Bank as Trustee FBO EDS Retirement Plan	6.4
Lafayette Corporate Center 2 Avenue Lafayette LCC2 Boston, MA 02111

The Church Pension Fund	5.3
Attn: Paul J Brignola 445 Fifth Avenue New York, NY 10016

Name and Address	% Ownership
Gothic Corporation	5.0
Attn: Anders W Hall Dumac, LLC 406 Blackwell Street, Suite 300 Durham, NC 27701
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of Emerging Markets Fund as of June 2, 2009:

Name and Address	% Ownership
Washington Investment Board	28.2
Attn: David Thatcher PO Box 40916 2100 Evergreen Park DR SW Olympia, WA 98504

Exxon Mobile Master Pension Trust	26.5
Attn: Colin J Kerwin 5959 Las Colinas Boulevard Irving, TX 75039

State Street Bank & Trust TTEE For the Northrop Grumman	17.1
Pension Master TR Lafayette Corporate Center 2 Avenue Lafayette Boston, MA 02111

The Regents of the University of California	13.4
Attn: Paula Ferreirra 1111 Broadway Suite 1400 Oakland, CA 94607

State Street Bank & Trust Company as	8.8
Trustee For the Northrop Grumman Defined Contribution Plans Master Trust Attn: Mark Hanna 105 Rosemont Road Westwood, MA 02090

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of Emerging Markets Fund as of June 2, 2009:

Name and Address	% Ownership
Virginia Retirement System	34.1
Attn: Peggy Davis PO Box 2500 Richmond, VA 23218

Asset Allocation Trust	31.8
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor – Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	12.7
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO International Equity Allocation Fund	7.7
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Benchmark Free Allocation Fund	6.7
Attn: Julie Coady C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Emerging Countries Fund as of June 2, 2009:

Name and Address	% Ownership
Fidelity Investments Institutional Operations Company	26.7
(FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015

M&I Trust	21.9
Attn : Trust Operations 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515

Name and Address	% Ownership
Wells Fargo Bank NA FBO NPPD Emerging Markets Fund	12.7
Attn: Mutual Fund OPS P.O. Box 1533 733 Marquette Ave. Minneapolis, MN 55480
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Tax-Managed International Equities Fund as of June 2, 2009:

Name and Address	% Ownership
Hugheson Limited	9.9
Attn: Charlotte Fenn P.O. Box 705 GT Grand Cayman, Cayman Islands

Northern Trust Company As Cust FBO	9.8
The Cheyne Walk Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675

The Northern Trust TR	8.5
Mars Benefit Trust P.O. Box 92956 Chicago, IL 60675

Vallee & Co FBO SG	6.2
C/O M&I Trust Company, NA Attn: Mutual Funds 11270 West Park Place, Suite 400 Milwaukee, WI 53224

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Core Plus Bond Fund as of June 2, 2009:

Name and Address	% Ownership
Kansas City, Missouri Employees’	74.9
Retirement System-Core Plus Richard G Boersma Executive Officer City Hall, 414 E. 12th Street 12th Floor Kansas City, MO 64106

Wells Fargo Bank N.A FBO	14.5
Mccune Foundation #10491222 PO Box 1533 Minneapolis, MN 55480

Maine Public Employees Retirement System	8.6
46 State House Station Augusta, ME 04333

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Core Plus Bond Fund as of June 2, 2009:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	35.3
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

The Northern Trust Company As Trustee	27.5
FBO Mayo Foundation A/C 22-05191 USB 2 PO Box 92956 Chicago, IL 60675

Teachers’ Retirement System of The City of New York	17.3
Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041

The Northern Trust Company As Trustee	12.6
FBO Mayo Foundation A/C 26-07633 USB PO Box 92956 Chicago, IL 60675

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Bond Fund as of June 2, 2009:

Name and Address	% Ownership
John Hancock Financial Services Pension Plan	28.6
Attn: Michael Brown State Street Bank & Trust Co. 2 Avenue De Lafayette MS LLC Boston, MA 02111

University of Southern California	23.5
Attn: Jeffrey Fischer 840 Childs Way BKS 402 Los Angeles, CA 90089

Name and Address	% Ownership
Mars Pension Trustees LTD	14.7
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 30 Dundee Road, UK

Maine Public Employee Retirement System	7.5
46 State House Station Augusta, ME 04333

Stichting Master Foods Pension Plan	5.3
Discretionary Taylorweg 5 5466 AE Veghel The Netherlands
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Global Bond Fund as of June 2, 2009:

Name and Address	% Ownership
Fresno County Employees’ Retirement Association	23.9
Roberto Pena, Retirement Administrator 1111 H Street Fresno, CA 93721

Mars Pension Trustees LTD	21.2
Discretionary Mandate 30 Dundee Road Slough, Berkshire, SL14G, UK

General Retirement System of the City of Detroit	20.1
Attn: Myron Terrell, Assistant Administrative Supervisor 2 Woodward Avenue Suite 908 Detroit, MI 48226

Stichting Masterfoods Pension Funds	7.5
Discretionary Mandate Taylorweg 5 5466 AV Veghel Netherlands

Mac & Co A/C PCFF5501132 FBO Silicon Valley	6.5
Attn: Mutual Funds OPS 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Emerging Country Debt Fund as of June 2, 2009:

Name and Address	% Ownership
CIBC Mellon Trustee – CN General Master Trust Fund	14.0
Attn: LP Constantin Pooled Funds 320 Bay Street 6th Floor Toronto, Ontario, Canada, M 5H 416

Boston Safe Deposit & Trust Co. FBO	12.7
The Philips Electronics North America Corp. Master Retirement Trust Attn: Eric Sassone Trust Officer 135 Santilli Highway AIM 026 0036 Everett, MA 02149

JP Morgan Nominees Australia Limited ACF Funds SA	9.3
Attn: Attilio Lanzilli Level 3 63 Pirie Street Adelaide, SA 5000 Australia

University of Southern California	9.0
Attn: Jeffery Fischer 840 Childs Way BKS 402 Los Angeles, CA 90089

Praxair Pension Plan	8.6
Attn: Vipin Sher 39 Old Ridebury Road Danbury, CT 06810
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Emerging Country Debt Fund as of June 2, 2009:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	26.0
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

State of Wisconsin Investment Board	23.8
(SWIB) Core Trust Fund Attn: Janice Anderson P.O. Box 7842 Madison, WI 53707

Name and Address	% Ownership
Pension Reserves Investment Trust	16.7
Attn: Stan Mavromates 84 State Street, Suite 250 Boston, MA 02144

San Francisco City & County Retirement System	15.3
Attn: Ted Wong, Head Accountant 30 Van Ness Avenue, Suite 3000 San Francisco, CA 94102
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Short-Duration Investment Fund as of June 2, 2009:

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	41.4
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Holstein Association USA Inc	14.0
Attn: Barbara M Casna 1 Holstein Place PO Box 808 Brattleboro, VT 05302

Sam Wilderman & Beatrice Wilderman JT TEN	7.9
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

State Street Bank & Trust Company As Trustee for The	6.7
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090

Trinity Church	5.5
The City of Boston General Trust Fund Attn: Robert P. Sheehan 206 Clarendon Street Boston, MA 02116

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Inflation Indexed Plus Bond Fund as of June 2, 2009:

Name and Address	% Ownership
Mayo Foundation Retirement Trust	43.5
Attn: Rick Haeflinger 200 First Street SW Rochester, MN 55905

Boston Safe Deposit & Trust Co.	36.0
FBO The Phillips Electronics North America Corp Master Retirement Trust Attn: Eric Sassone Trust Officer 135 Santilli Highway AIM 026 0036 Everett, MA 02149

State Street Bank & Trust Company As Trustee for The	6.9
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of Inflation Indexed Plus Bond Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	44.1
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

Mac & Co. A/C NYXF1776772 FBO	33.4
Bell Atlantic Master Trust Attn: Mutual Funds OPS 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230

GMO Global Balanced Asset Allocation Fund	10.9
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
GMO Strategic Balanced Allocation Fund	7.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Currency Hedged International Equity Fund as of June 2, 2009:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	99.8
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Equity Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
Houston Endowment Inc.	12.3
600 Travis Suite 6400 Houston, TX 77002

Saskatchewan Telecommunications	8.7
Attn: Leeann Debert 2121 Saskatchewan Drive, 6th Floor Regina, Saskatchewan S4P 3Y 2 Canada

Texas Christian University	7.2
Attn: James R Hille TCU Box 297055 Fort Worth, TX 76129

Hartford Hospital	6.1
Attn: Thomas Marchozzi, Vice President of Finance 80 Seymour Street P.O. Box 5037 Hartford, CT 06102

International Equity General Partnership III of	5.9
The Rotary Foundation of Rotary International and Rotary International Attn: Jeanette Hamilton, CIO One Rotary Center 1560 Sherman Ave Evanston, IL 60201

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Global Balanced Asset Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
The Boeing Company Employee Retirement	15.0
Plans Master Trust Attn: Brad Leak 100 N. Riverside Plaza MC 5003-3015 Chicago, IL 60606
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Benchmark-Free Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
Screen Actors Guild Producers Pension Plan	12.0
Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505

The Northern Trust Company on Behalf of	10.6
The Motion Picture Industry Pension Plan Account Plan, Public and Taft Hartley Plans 50 South LaSalle Street Chicago, IL 60675

The Northern Trust Company As Trustee	7.8
FBO Olin Pension Plans Master Retirement Trust Attn: Special Assets PO Box 92956 Chicago, IL 60675

The Ministers and Missionaries Benefit	7.4
Board of American Baptist Churches Attn: Louis P Barbarin Treasurer and CFO 475 Riverside Drive Suite 1700 New York, NY 10115

The Northern Trust Company on Behalf of	6.2
The Motion Picture Industry Individual Account Plan Public & Taft Plans 50 South LaSalle Street Chicago, IL 60675

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Quality Fund as of June 2, 2009:

Name and Address	% Ownership
National Nominee LTD ATF Sunsuper	20.2
Attn: Virginia Handreck GPO Box 1406M Melbourne, Victoria 3001 Australia

Maine Public Employee Retirement System	14.5
46 State House Station Augusta, ME 04333

SEI Private Trust	11.2
C/O Harris Bank ID 940 FBO Searle Family- QF Attn: Mutual Fund Admin One Freedom Valley Drive Oak, PA 19456

Mac & CO AC DOMF8711042	10.9
FBO Dominion Resources Inc. Mutual Fund Ops PO Box 3198 525 Williams Penn Place Pittsburgh, PA 15230

Mac & CO WBHF8502002	8.8
FBO 2006 Barron Hilton Trust Mutual Fund Ops PO Box 3198 525 Williams Penn Place Pittsburgh, PA 15230
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of Quality Fund as of June 2, 2009:

Name and Address	% Ownership
The David and Lucille Packard Foundation	30.6
Attn: John Moehling 300 Second Street Los Altos, CA 94022

Name and Address	% Ownership
State Street Bank & Trust Company As Trustee for The	22.7
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090

Partners Healthcare System Inc. Pooled Investment Accounts-	21.7
Long term Pool #2 Attn: William N Donovan 101 Merrimac Street, Treasury 4th Floor Boston, MA 02114

Teachers Retirement System of the City of New York	14.7
Attn: Azmy Salib 55 Water Street, 16th Floor New York, NY 10041

Partners Healthcare System Inc. Master Trust for Erisa Assets	10.2
Attn: William N Donovan 101 Merrimac Street, Treasury 4th Floor Boston, MA 02114
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of Quality Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	36.3
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	13.2
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Benchmark Free Allocation Fund	8.9
Attn: Julie Coady C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
GMO Strategic Balanced Allocation Fund	7.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO World Opportunity Equity Allocation Fund	5.1
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Equity Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
The Northern Trust Company Trustee	32.8
FBO Newpage Corporation AC 22-22029 PO Box 92956 Attn: Daily Recon Chicago, IL 60675

The Board of Trustees of the University of Illinois	20.7
Attn: Janet M Ford 247 Henry Administration Building 506 South Wright Street Urbana, IL 61801

The Retirement Plan for employees of Millipore Corporation	20.5
Attn: Nancy Booth Benefits Manager- Millipore Corporation 290 Concord Road Billerica, MA 01821

Regime De Retraite Des Employees Et	6.0
Employes De La Ville De Sherbrooke Attn: Daniel Ryan 145 Wellington Nord Sherbrooke Quebec, Canada J1H 5C1

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Developed World stock Fund as of June 2, 2009:

Name and Address	% Ownership
Irving Oil Limited Master Trust	18.9
Attn: Jim MacGillivray 10 Sydney Street P.O. Box 1421 Saint John, New Brunswick, E2L4K1, Canada

Dow UK Pension Trustees Limited	16.6
Attn: Caroline Van Eecke Diamond House, Lotus Park, Kingsbury Crescent Staines, TW18 3AG, UK

Baystate Health Inc.	13.5
Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199

Calgary Olympic Development Association	9.9
Attn: Bob Reekie 85 Canada Olympic Road SW Calgary, Alberta, Canada, T3B5RS

Pension Plan for Clergy And Lay Workers	9.3
Of The Evangelical Lutheran Church in Canada Member Accumulation Account 302-393 Portage Avenue Winnipeg Manitoba, Canada R3B 3H6

Baystate Health Inc. Pension Trust	7.9
Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199

IAM Labour-Management Pension Fund	5.2
Canada Registration Attn: Donald Belton 441 Maclaren Street Suite 240 Ottawa, Ontario, Canada K2P2H3

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of Developed World Stock Fund as of June 2, 2009:

Name and Address	% Ownership
Dow Employees Pension Plan	71.7
Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642

Union Carbide Employees Pension Plan	28.3
Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Strategic Opportunities Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
South Carolina Retirement System	17.9
Attn: Donald Brock 202 Arbor Lake Drive Columbia, SC 29223

Abbot Laboratories Annuity Ret TR	15.9
C/O The Northern Trust Co. Attn: ALT. Fund SRVS. C-1S James Falotico PO Box 92956 Chicago, IL 60607

Indiana State Teachers Retirement Fund	6.1
Attn: Deandra Ballard 150 W. Market Street Suite 300 Indianapolis, IN 46204

The Memorial Foundation Inc.	5.6
Attn: J.D. Elliot 100 Bluegrass Commons Boulevard Suite 320 Hendersonville, TN 37075

Name and Address	% Ownership
Motion Picture Industry Health Plan Active Fund	5.5
Attn: Chuck Killian 11365 Ventura Boulevard Studio City, CA 91604
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Core Equity Fund as of June 2, 2009:

Name and Address	% Ownership
The Northern Trust Company Trustees of	10.0
The Aerospace Corporation Employers Retirement Plan Trust Attn: Mutual Funds PO Box 92956 Chicago, IL 60675

Minnesota Mutual Life Insurance Company	6.9
Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101

Screen Actors Guild-Producers Pension Plan	5.3
Attn: Andrew Loccisano 3601 West Olive Avenue, 2nd Floor Burbank, CA 91505
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of U.S. Core Equity Fund as of June 2, 2009:

Name and Address	% Ownership
Mac & Co	26.6
Attn: Mutual Funds Operations A/C VCBF 1855782 PO Box 3198 Pittsburgh, PA 15230

Maine Public Employees Retirement System	22.1
46 State House Station Augusta, ME 04333

State Street Bank & Trust Company As Trustee for The	10.5
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090

Name and Address	% Ownership
Mac & Co	8.9
A/C CNGF 1855132 EOG Union Welfare Trust Attn: Susan Testa Mutual Fund Operations PO Box 3198 Pittsburgh, PA 15230

Mac & Co	6.5
A/C CNGF 1747022 CNG Transmission Co. Union VEBA Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230

Mac & Co	5.1
A/C VSLF 1855102 Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of U.S. Core Equity Fund as of June 2, 2009:

Name and Address	% Ownership
NRECA	40.8
Attn: Patricia A. Murphy Investment Division 4301 Wilson Boulevard RS18 – 305 Arlington, VA 22203

GMO World Opportunities Equity Allocation Fund	17.0
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Brown Brothers Harriman & Co Cust	16.4
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109

GMO Strategic Balanced Allocation Fund	6.9
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
GMO U.S Equity Allocation Fund	5.9
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Asset Allocation Trust	5.3
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Small/Mid Cap Value Fund as of June 2, 2009:

Name and Address	% Ownership
Maine Public Employees Retirement System	56.7
46 State House Station Augusta, ME 04333

Surdna Foundation Inc Global AA	7.9
Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017

World Wildlife Fund Inc.	7.6
Attn: Gretchen Warnock Aluwihare 1250 24th Street N.W. Washington, DC 20037

GMO U.S Equity Allocation Fund	6.1
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Small/Mid Cap Growth Fund as of June 2, 2009:

Name and Address	% Ownership
GMO U.S. Equity Allocation Fund	17.9
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
World Wildlife Fund Inc.	16.6
Attn: Gretchen Warnock Aluwihare 1250 24th Street N.W. Washington, DC 20037

Mac & Co 10000643000 FBO Princeton	14.4
PO Box 534005 Pittsburgh, PA 15253

Surdna Foundation Inc Global AA	13.2
Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017

Claremont Graduate University	12.6
Attn: Jennifer Stockton 150 East 10Th Harper 161 Claremont, CA 91711

Holstein Association USA Inc	9.4
Attn: Barbara M Casna 1 Holstein Place PO Box 808 Brattleboro, VT 05302

The Rockefeller Family Fund	5.0
Attn: Ms. Maureen McCarthy 437 Madison Avenue, 37th Floor New York, NY 10022
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Growth Fund as of June 2, 2009:

Name and Address	% Ownership
The Northern Trust Company, Trustee of	93.8
The Aerospace Corporation Employees Retirement Plan Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S. Intrinsic Value Fund as of June 2, 2009:

Name and Address	% Ownership
Hopke Partnership	97.7
Attn: Jurrien Dean 7422 Hampden Lane Bethesda, MD 20814
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Core Equity Fund as of June 2, 2009:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company	16.1
Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101

The Paul Hamlyn Foundation	9.4
Attn: JR Sheldon 18 Queen Annes Gate London SWIH 9AA

Wells Fargo and Company Master Pension Trust	9.0
Attn: Tom Hooley 608 2nd Ave S, N9303-09B Minneapolis, MN 55479

Patterson & Co FBO	8.9
American Express Retirement Plan 5355000012 NC-1076 Attn: Charles Xiques 1525 West WT Harris Blvd. Charlotte, NC 28288

The Hershey Foods Corporation Master Retirement Trust	7.0
Attn: James G. Nolan 100 Crystal A Drive Hershey, PA 17033

Pace Industry Union- Management Pension Fund	6.8
Attn: Becky Haley 3320 Perimeter Hill Drive Nashville, TN 37211

Name and Address	% Ownership
State Street Bank & Trust Co As Trustee	5.6
of Ivensys Master Retirement Trust Attn: Ms. Helen Levine 100 Plaza One Jersey City, NJ 07311
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of International Core Equity Fund as of June 2, 2009:

Name and Address	% Ownership
Mellon Trust of NE N.A For the Benefit of Texas County	18.8
And district Retirement System 135 Santilli HWY(Mellon) Everett, MA 02149

Mac & Co. A/C SESF3030002	11.5
FBO Siemens Corp Mutual Funds Operations P.O Box 3198 525 William Penn Place Pittsburgh, PA 15230

UMWA 1974 Pension Trust	9.7
Attn: Mathann Purvis 2121 K Street NW Suite 350 Washington, DC 20037

BB&T Corporation Pension Plan	9.4
Attn: Will Gholston 222 W Nash Street 3rd Floor Wilson, NC 27893

Mac & Co. A/C SESF3030002	9.2
FBO Siemens Corp Mutual Funds Operations P.O Box 3198 525 William Penn Place Pittsburgh, PA 15230

Northern Trust Co. TTEE FBO COM ED	8.8
Pooled Fund Directed Retirement TR A/C # 22-82871 Attn: Mutual Fund Services P.O Box 92956 Chicago, IL 60607

Praxair Pension Plan	6.6
Attn: Vipin Sher 39 Old Ridebury Road Danbury, CT 06810

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of International Core Equity Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	65.6
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	21.7
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Global Equity Allocation Fund	6.5
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Growth Equity Fund as of June 2, 2009:

Name and Address	% Ownership
The Oregon Community Foundation	5.6
Attn: Brenda Vankangan 1221 SW Yamhill #100 Portland, OR 97205

Name and Address	% Ownership
The Elizabeth Gamble Deaconess	5.0
Home Association (Restricted) Attn: Philip A Temple 2139 Auburn Avenue Cincinnati, OH 45219
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of International Growth Equity Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	19.7
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO International Equity Allocation Fund	16.4
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO International Opportunities Equity Allocation Fund	14.7
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Brown Brothers Harriman & Co CUST	11.9
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109

GMO Strategic Balanced Asset Allocation Fund	11.9
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO World Opportunities Equity Allocation Fund	10.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	8.4
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Opportunities Equity Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
McMaster University Master Trust	12.1
Employees Treasury Operations Attn: Enrico Del Maestro Treasurer 1280 Main Street W Hamilton, Ontario L8S 4L8

Mac & Co. A/C LVNF5043892 FBO	11.4
Lehigh Valley Hospital –Pension Mutual Funds Operations P.O Box 3198, 525 William Penn Place Pittsburgh, PA 15230

Wells Fargo Bank N.A As Custodian For	10.7
The Farm Credit Fund Retirement Group TR 608 2nd Avenue South Minneapolis, MN 55479

Mac & Co. A/C LVPF8632282 FBO	8.4
Lehigh Valley Hospital –Pension Mutual Funds Operations P.O Box 3198, 525 William Penn Place Pittsburgh, PA 15230

Wells Fargo Bank Minnesota NA Custodian	7.3
FBO Ameristeel Retirement Plan Master Trust Attn: Mr. Marvin Parish P.O Box 1533 Minneapolis, MN 55480

Merced County Employees’ Retirement Association (MCERA)	6.5
Attn: Gale Garcia 3199 M Street Merced, CA 95348

Mirant Services Master Pension Trust	6.1
Attn: Greg Weber 1155 Perimeter Center West Atlanta, GA 30338

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Global Equity Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
SEI Private Trust Company	13.3
C/O Mellon Bank FBO 10114349100 Attn: Mutual Fund Administration One Freedom Valley Dr. Oaks, PA 19456

Zurich American Insurance Company Master Retirement Trust	11.6
Attn: Kelli Zortea 1400 American Lane Schaumburg, IL 60196

Health Care Foundation of Greater Kansas City	9.2
Chief Executive Officer 2700 East 18th Street Suite 220 Kansas City, MO 64127

Regime De Retraite Des Employees Et	5.9
Employes De La Ville De Sherbrooke Attn: Daniel Ryan 145 Wellington Nord Sherbrooke Quebec, Canada J1H5C1

Master Trust, University of Regina	5.1
Attn: Darlene Markchuk, Human Resources 3737 Wascana Parkway Regina, SK, Canada S4S 0A2

SEI Private Trust Company	5.1
Williamsburg Comm. Health Fund A/C 4734042 One Freedom Valley Dr. Oaks, PA 19456

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Short Duration Collateral Share Fund as of June 2, 2009:

Name and Address	% Ownership
Thomas F. Cooper	41.9
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
William L. Nemerever	29.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

R. Jeremy Grantham	12.3
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of U.S Treasury Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	19.1
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Core Plus Bond Fund	18.6
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Domestic Bond Fund	18.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Strategic Fixed Income Fund	10.1
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Inflation Indexed Plus Bond Fund	7.8
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Global Bond Fund	5.8
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of World Opportunity Equity Allocation Fund as of June 2, 2009:

Name and Address	% Ownership
JP Morgan as directed TTEE FBO Ernst & Young Defined	10.7
Benefit Ret. PL Trust C/O JP Morgan 4 New York Plaza New York, NY 10004

The Hershey Food Corporation Master Retirement Trust	10.2
Attn: James Nolan 100 Crystal A Drive Hershey, PA 17033

Motion Picture Industry	7.6
Individual Account Plan Attn: Chuck Killian Motion Picture Industry Pension & Health 11365 Ventura Boulevard Studio City, CA 91604

Grand Lodge of California and Masonic Related entities	7.4
Attn: Rick Hutchinson 1111 California Street San Francisco, CA 94108

Lehigh University Endowment Fund	6.3
Finance and Administration 27 Memorial Drive Bethlehem, PA 18015

Virginia Hospital Center Arlington Health System	6.0
Attn: Philip W Peck 1701 N George Mason Drive Arlington, VA 22205

Stichting Bedrijfstakpensoenfonds	5.6
Voor de Suikerverwerkende Industrie Molenwerf- 2-8 1014AG Amsterdam The Netherlands,

Wells Fargo Bank NA FBO	5.5
Buck Leonard & Beryl 17331706 P.O Box 1533 Minneapolis, MN 55480

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Currency Hedged International Bond Fund as of June 2, 2009:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	51.8
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

Teachers Retirement System of New York City	37.5
Attn: Azmy Salib, 55 Water Street ,16th Floor New York, NY 10041

Teachers Retirement System of New York City -Fixed	9.9
Attn: Azmy Salib, 55 Water Street ,16th Floor New York, NY 10041
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Asset Allocation Bond Fund as of June 2, 2009:

Name and Address	% Ownership
Emerson Electric Co. Retirement Master Fund	37.0
Attn: Michael Neil 8000 Florissant Ave P.O Box 4100 Saint Louis, MO 63136

Mac & Co A/C NYXF1776932	35.2
FBO Bell Atlantic Master Trust Verizon SFIS Attn: Mutual Funds Operation Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230

Veba Partnership NLP Domestic Bond	14.9
VONF 9001222 Attn: Patricia A Wallace One Verizon Way Mailecode VC71S209 Basking Ridge, NJ 07920

Name and Address	% Ownership
Municipal Fire & Police Retirement System of Iowa	7.1
Attn: Dennis Jacobs 7155 Lake Drive, Suite 201 West Des Moines, IA 50266

Stichting Masterfoods Pension Funds	5.8
Attn: Rene Upperman Papendorpseweg 93 3528 Bjutrecht Netherlands
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of Asset Allocation Bond Fund as of June 2, 2009:

Name and Address	% Ownership
Asset Allocation Trust	64.2
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	20.0
Attn: Laura Whitten C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Benchmark Free Allocation Fund	9.0
Attn: Julie Coady C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Strategic Balanced Asset Allocation Fund	6.8
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

OTHER MATTERS
Indian regulators have alleged that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in India and have restricted Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.1% of the Fund’s total assets as of February 28, 2009. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. Emerging Markets Fund’s costs in respect of this matter are being borne by the Fund.
In addition, certain Funds (Core Plus Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Inflation Indexed Plus Bond Fund, Emerging Country Debt Fund, Short-Duration Investment Fund, Global Equity Allocation Fund, and Emerging Markets Fund) (collectively, the “NPF Funds”) have indirect investments in three asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”) as a result of the NPF Funds’ holdings in GMO Special Purpose Holding Fund, a series of the Trust offered through a separate private placement memorandum, and/or interests in GMO SPV I, LLC, a special purpose vehicle. The Issuers are special purpose corporations organized and administered by National Premier Financial Services (“NPFS”), a subsidiary of National Century Financial Enterprises (“NCFE”). On November 1, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio (“Bankruptcy Court”). In April 2004, a plan of liquidation (the “Plan”) was approved by the Bankruptcy Court with respect to NCFE, NPFS, and the Issuers. Under the Plan, GMO SPV I, LLC became eligible to receive, on account of the NPF Securities, one or more cash distributions and interests in certain trusts and/or escrows through which additional distributions subsequently may be received. GMO SPV I, LLC received an initial cash distribution and periodic additional distributions on account of the NPF Securities, the proceeds of which were distributed, less expenses, to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund.
In addition, the Trust, on behalf of GMO Special Purpose Holding Fund, has joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE, and certain other parties in connection with the issuance and default of the NPF Securities. In July 2005 and April 2006, GMO Special Purpose Holding Fund entered into settlement agreements with two of the defendants in the lawsuit and GMO SPV I, LLC received cash settlements in connection therewith, which were distributed to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund. Each NPF Fund received a proportionate amount of such cash settlements based on the size of their holdings in GMO Special Purpose Holding Fund or GMO SPV I, LLC, as applicable. The outcome of lawsuits against the remaining defendants is not predictable and any potential recoveries, as of the date of this Statement of Additional Information, have not been reflected in the net asset value of GMO Special Purpose Holding Fund. GMO Special Purpose Holding Fund’s costs in respect of these matters are being treated as “extraordinary expenses” and are being borne by that Fund. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund’s participation in these actions are subject to the supervision and control of the Trust’s Board of Trustees.
In addition, in July 2005, Emerging Country Debt Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on certain of its sovereign debt. On September 24, 2007, judgment was awarded in the Fund’s favor. While the judgment may be useful in any restructuring or renegotiation of the defaulted debt, valuations of the Fund’s holdings of the applicable Argentine debt do not reflect any adjustment related to the judgment because of uncertainties associated with enforcement of the judgment. Costs in respect of this matter are being treated as “extraordinary expenses” and are being borne by the Fund. The valuation of the judgment and all matters relating to the defaulted Argentine securities are subject to the supervision and control of the Trust’s Board of Trustees.”
FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 28, 2009 for each Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 28, 2009 were filed electronically with the SEC on Form N-CSR on May 6, 2009 (Accession No. 0001104659-09-029785).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 28, 2009, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2009.

U.S. Core Equity Fund-Class III
Net Assets at Value (Equivalent to $7.65 per share based on 66,581,777 shares of beneficial interest outstanding)	$509,119,539
Offering Price	$7.65
U.S. Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $7.63 per share based on 37,529,937 shares of beneficial interest outstanding)	$286,333,115
Offering Price	$7.63
U.S. Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $7.63 per share based on 112,501,755 shares of beneficial interest outstanding)	$858,170,448
Offering Price	$7.63
Tobacco-Free Core Fund-Class III
Net Assets at Value (Equivalent to $6.54 per share based on 2,575,879 shares of beneficial interest outstanding)	$16,848,854
Offering Price	$6.54
Quality Fund-Class III[1]
Net Assets at Value (Equivalent to $14.17 per share based on 137,748,815 shares of beneficial interest outstanding)	$1,952,578,578
Offering Price	$14.17
Quality Fund-Class IV1
Net Assets at Value (Equivalent to $14.19 per share based on 55,499,435 shares of beneficial interest outstanding)	$787,276,448
Offering Price	$14.19
Quality Fund-Class V1
Net Assets at Value (Equivalent to $14.17 per share based on 44,998,900 shares of beneficial interest outstanding)	$637,833,956
Offering Price	$14.17
Quality Fund-Class VI1
Net Assets at Value (Equivalent to $14.18 per share based on 372,002,289 shares of beneficial interest outstanding)	$5,273,791,118
Offering Price	$14.18

U.S. Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $4.55 per share based on 1,063,432 shares of beneficial interest outstanding)	$4,837,983
Offering Price	$4.55
U.S. Growth Fund-Class III
Net Assets at Value (Equivalent to $10.47 per share based on 3,319,559 shares of beneficial interest outstanding)	$34,758,057
Offering Price	$10.47
U.S. Small/Mid Cap Value Fund-Class III
Net Assets at Value (Equivalent to $4.44 per share based on 2,951,670 shares of beneficial interest outstanding)	$13,119,020
Offering Price ($4.44 x 100/99.50)*	$4.46
U.S. Small/Mid Cap Growth Fund-Class III
Net Assets at Value (Equivalent to $7.54 per share based on 515,176 shares of beneficial interest outstanding)	$3,882,365
Offering Price ($7.54 x 100/99.50)*	$7.58
Real Estate Fund-Class III
Net Assets at Value (Equivalent to $3.34 per share based on 2,483,943 shares of beneficial interest outstanding)	$8,299,409
Offering Price	$3.34
Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $7.74 per share based on 1,317,950 shares of beneficial interest outstanding)	$10,198,726
Offering Price	$7.74
International Core Equity Fund-Class III
Net Assets at Value (Equivalent to $18.15 per share based on 47,144,700 shares of beneficial interest outstanding)	$855,689,646
Offering Price	$18.15
International Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $18.14 per share based on 64,296,997 shares of beneficial interest outstanding)	$1,166,164,690
Offering Price	$18.14
International Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $18.13 per share based on 60,616,111 shares of beneficial interest outstanding)	$1,098,837,797
Offering Price	$18.13
International Intrinsic Value Fund-Class II
Net Assets at Value (Equivalent to $13.86 per share based on 28,437,198 shares of beneficial interest outstanding)	$394,069,819
Offering Price	$13.86
International Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $14.00 per share based on 106,242,973 shares of beneficial interest outstanding)	$1,487,839,389
Offering Price	$14.00

International Intrinsic Value Fund-Class IV
Net Assets at Value (Equivalent to $14.00 per share based on 135,767,547 shares of beneficial interest outstanding)	$1,900,168,374
Offering Price	$14.00
International Growth Equity Fund-Class III
Net Assets at Value (Equivalent to $14.46 per share based on 39,015,984 shares of beneficial interest outstanding)	$564,066,993
Offering Price	$14.46
International Growth Equity Fund-Class IV
Net Assets at Value (Equivalent to $14.46 per share based on 98,212,905 shares of beneficial interest outstanding)	$1,420,407,402
Offering Price	$14.46
Developed World Stock Fund-Class III
Net Assets at Value (Equivalent to $11.34 per share based on 13,719,101 shares of beneficial interest outstanding)	$155,560,332
Offering Price ($11.34 x 100/99.75)*	$11.37
Developed World Stock Fund-Class IV
Net Assets at Value (Equivalent to $11.35 per share based on 9,907,339 shares of beneficial interest outstanding)	$112,438,254
Offering Price ($11.35 x 100/99.75)*	$11.38
Currency Hedged International Equity Fund-Class III
Net Assets at Value (Equivalent to $2.26 per share based on 11,251,086 shares of beneficial interest outstanding)	$25,417,141
Offering Price	$2.26
Foreign Fund-Class II
Net Assets at Value (Equivalent to $8.03 per share based on 95,298,643 shares of beneficial interest outstanding)	$765,201,073
Offering Price	$8.03
Foreign Fund-Class III
Net Assets at Value (Equivalent to $8.07 per share based on 254,723,122 shares of beneficial interest outstanding)	$2,054,884,832
Offering Price	$8.07
Foreign Fund-Class IV
Net Assets at Value (Equivalent to $8.07 per share based on 41,399,835 shares of beneficial interest outstanding)	$334,003,041
Offering Price	$8.07
Foreign Small Companies Fund-Class III
Net Assets at Value (Equivalent to $6.41 per share based on 28,901,376 shares of beneficial interest outstanding)	$185,297,727
Offering Price ($6.41 x 100/99.50)*	$6.44
Foreign Small Companies Fund-Class IV
Net Assets at Value (Equivalent to $6.42 per share based on 22,361,691 shares of beneficial interest outstanding)	$143,564,464
Offering Price ($6.42 x 100/99.50)*	$6.45

International Small Companies Fund-Class III
Net Assets at Value (Equivalent to $4.20 per share based on 92,051,975 shares of beneficial interest outstanding)	$386,815,967
Offering Price ($4.20 x 100/99.50)*	$4.22
Emerging Markets Fund-Class III
Net Assets at Value (Equivalent to $6.30 per share based on 366,473,960 shares of beneficial interest outstanding)	$2,309,057,035
Offering Price ($6.30 x 100/99.20)*	$6.35
Emerging Markets Fund-Class IV
Net Assets at Value (Equivalent to $6.27 per share based on 214,598,103 shares of beneficial interest outstanding)	$1,345,811,010
Offering Price ($6.27 x 100/99.20)*	$6.32
Emerging Markets Fund-Class V
Net Assets at Value (Equivalent to $6.26 per share based on 127,080,529 shares of beneficial interest outstanding)	$795,585,920
Offering Price ($6.26 x 100/99.20)*	$6.31
Emerging Markets Fund-Class VI
Net Assets at Value (Equivalent to $6.27 per share based on 195,455,029 shares of beneficial interest outstanding)	$1,226,252,333
Offering Price ($6.27 x 100/99.20)*	$6.32
Emerging Countries Fund-Class III
Net Assets at Value (Equivalent to $5.06 per share based on 17,756,717 shares of beneficial interest outstanding)	$89,902,027
Offering Price	$5.06
Tax-Managed International Equities Fund-Class III
Net Assets at Value (Equivalent to $9.28 per share based on 44,602,971 shares of beneficial interest outstanding)	$414,024,057
Offering Price	$9.28
Core Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $6.08 per share based on 12,124,156 shares of beneficial interest outstanding)	$73,730,254
Offering Price	$6.08
Core Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $6.09 per share based on 38,379,005 shares of beneficial interest outstanding)	$233,848,134
Offering Price	$6.09

International Bond Fund-Class III
Net Assets at Value (Equivalent to $6.17 per share based on 34,308,510 shares of beneficial interest outstanding)	$211,763,674
Offering Price	$6.17
Currency Hedged International Bond Fund-Class III
Net Assets at Value (Equivalent to $7.00 per share based on 18,160,957 shares of beneficial interest outstanding)	$127,081,155
Offering Price	$7.00
Global Bond Fund-Class III
Net Assets at Value (Equivalent to $6.33 per share based on 41,336,295 shares of beneficial interest outstanding)	$261,706,262
Offering Price	$6.33
Emerging Country Debt Fund-Class III
Net Assets at Value (Equivalent to $5.85 per share based on 91,489,778 shares of beneficial interest outstanding)	$535,193,509
Offering Price ($5.85 x 100/99.50)*	$5.88
Emerging Country Debt Fund-Class IV
Net Assets at Value (Equivalent to $5.85 per share based on 220,877,215 shares of beneficial interest outstanding)	$1,291,257,947
Offering Price ($5.85 x 100/99.50)*	$5.88
Short-Duration Investment Fund-Class III
Net Assets at Value (Equivalent to $7.15 per share based on 870,808 shares of beneficial interest outstanding)	$6,228,101
Offering Price	$7.15
Short-Duration Collateral Share Fund-Class III
Net Assets at Value (Equivalent to $17.08 per share based on 1,573,246 shares of beneficial interest outstanding)	$26,877,979
Offering Price	$17.08
Inflation Indexed Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $14.88 per share based on 7,718,280 shares of beneficial interest outstanding)	$114,858,650
Offering Price	$14.88
Inflation Indexed Plus Bond Fund-Class VI
Net Assets at Value (Equivalent to $14.87 per share based on 17,005,845 shares of beneficial interest outstanding)	$252,910,729
Offering Price	$14.87

U.S. Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $3.31 per share based on 20,959,119 shares of beneficial interest outstanding)	$69,415,455
Offering Price ($3.31 x 100/99.98)*	$3.31
International Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $6.17 per share based on 84,198,555 shares of beneficial interest outstanding)	$519,662,887
Offering Price ($6.17 x 100/99.82)*	$6.18
International Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $9.20 per share based on 44,507,738 shares of beneficial interest outstanding)	$409,278,273
Offering Price ($9.20 x 100/99.96)*	$9.20
Global Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $5.29 per share based on 81,452,202 shares of beneficial interest outstanding)	$431,278,187
Offering Price ($5.29 x 100/99.88)*	$5.30
World Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $12.29 per share based on 56,829,828 shares of beneficial interest outstanding)	$698,524,876
Offering Price ($12.29 x 100/99.96)*	$12.29
Global Balanced Asset Allocation Fund-Class III
Net Assets at Value (Equivalent to $7.28 per share based on 334,045,761 shares of beneficial interest outstanding)	$2,432,987,042
Offering Price ($7.28 x 100/99.91)*	$7.29
Strategic Opportunities Allocation Fund-Class III
Net Assets at Value (Equivalent to $14.37 per share based on 77,044,584 shares of beneficial interest outstanding)	$1,107,257,749
Offering Price ($14.37 x 100/99.97)*	$14.37
Benchmark-Free Allocation Fund-Class III
Net Assets at Value (Equivalent to $17.51 per share based on 82,048,049 shares of beneficial interest outstanding)	$1,436,950,750
Offering Price ($17.51 x 100/99.90)*	$17.53
Alpha Only Fund-Class III
Net Assets at Value (Equivalent to $5.77 per share based on 21,083,486 shares of beneficial interest outstanding)	$121,710,866
Offering Price	$5.77
Alpha Only Fund-Class IV
Net Assets at Value (Equivalent to $5.77 per share based on 321,223,845 shares of beneficial interest outstanding)	$1,854,153,386
Offering Price	$5.77

Footnotes to Specimen Price Make-Up Sheets

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2009. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

[1]	Effective June 1, 2009, “GMO U.S. Quality Equity Fund” was renamed “GMO Quality Fund”.

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the creditworthiness of an obligor with respect to financial obligations having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the obligor has a strong capacity to meet its financial commitment. Within this category, certain obligations are designated with a plus sign (+) to indicate the obligor’s capacity to meet its financial commitment is extremely strong. Commercial paper rated A-2 by Standard & Poor’s is somewhat more susceptible to adverse changes in circumstances and economic conditions than higher-rated obligors. However, the obligor’s capacity to meet its financial commitment is satisfactory. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained. Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. However, capacity to pay interest and repay principal is still strong.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALIA LIMITED
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of February 2, 2009
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged RiskMetrics Group (“RMG”) as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global RMG Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global RMG proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the RMG proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the RMG Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RMG.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global RMG proxy voting guidelines set forth in the RMG Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As RMG will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of RMG; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which RMG maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Exhibit A

U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 15, 2009

Copyright © 2009 by RiskMetrics Group.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research Et Analysis
www.riskmetrics.com

1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/ preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

[1]	RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.

Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/ nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process – Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
–	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

–	Reimbursement of income taxes on executive perquisites or other payments;

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
–	Inclusion of additional years of service not worked that result in significant payouts;

–	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package:
–	Excessive “make whole” provisions;

–	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change in control provisions:
–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD£tA;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD£tA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad- based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/ retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/ effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
JANUARY 15, 2009
Copyright © 2009 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RISKMETRICS
2009 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
Effective for Meetings on or after Feb. 1, 2009
Updated Jan. 15, 2009
The following is a condensed version of the general policies for voting non-U.S. proxies contained in the RiskMetrics (“RMG”) Proxy Voting Manual. In addition, RMG has country- and market-specific policies, which are not captured below.

1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
RMG Classification of Directors – International Policy 2009
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5];

[3]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services, accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[3] of a current employee of the company or its affiliates;

•	Relative[3] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[6]
Independent NED
•	No material[7] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

[6]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[7]	For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Exhibit B
Modifications to recommendations set forth in the RMG Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Incumbent Director Nominees
Vote WITH management’s recommendations regarding incumbent director nominees.

Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO TRUST
Supplement dated June 30, 2009 to
GMO Trust Prospectus dated June 30, 2009
GMO Emerging Markets Fund
The Board of Trustees of GMO Trust has approved a reduction to the management fee for GMO Emerging Markets Fund to an annual rate of 0.75% of the Fund’s average daily net assets effective August 12, 2009. Until August 12, 2009, the sections captioned “Fees and expenses” and “Example” on page 37 of the Prospectus are replaced with the following, which reflects the Fund’s current annual management fee rate of 0.81% of the Fund’s average daily net assets:
Fees and expenses
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV	Class V	Class VI

Purchase premium (as a percentage of amount invested)	0.80%[1]	0.80%[1]	0.80%[1]	0.80%[1]
Redemption fee (as a percentage of amount redeemed)	0.80%[1,2]	0.80%[1,2]	0.80%[1]	0.80%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.81%	0.81%	0.81%	0.81%
Shareholder service fee	0.15%	0.105%	0.085%	0.055%
Other expenses	0.11%[3]	0.11%[3]	0.11%[3]	0.11%[3]
Acquired fund fees and expenses (underlying fund expenses)	0.03%[4]	0.03%[4]	0.03%[4]	0.03%[4]
Total annual fund operating expenses	1.10%	1.06%	1.04%	1.01%
Expense reimbursement	(0.01%)[5]	(0.01%)[5]	(0.01%)[5]	(0.01%)[5]
Net annual expenses (Fund and underlying fund expenses)	1.09%	1.05%	1.03%	1.00%

[1]	See “Purchase Premiums and Redemption Fees” for a discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

[2]	Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.

[3]	“Other expenses” have been restated to reflect current fees.

[4]	The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying funds”) for the fiscal year ended February 28, 2009, which have been restated to reflect current fees of certain of the underlying funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include commission fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees and as restated) and indirect transaction fees were 0.02% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying funds in which the Fund’s portfolio is invested.

[5]	The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying funds, custodial fees, investment-related costs, and other expenses described on page 101 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.81% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses) exceeds 0.81% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.81% of the Fund’s average daily net assets.
Example
          This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years
Class III	$273	$515	$776	$1,525	$190	$426	$680	$1,409
Class IV	$269	$503	$755	$1,480	$186	$414	$659	$1,363
Class V	$267	$496	$745	$1,457	$184	$407	$648	$1,340
Class VI	$264	$487	$729	$1,423	$181	$398	$632	$1,305

**	After reimbursement